           As field with Securities and Exchange Commission on February 24,2003.

                                                  File Nos. 333-29511,811-08261

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM N-1A

            Registration Statement Under the Securities Act of 1933[ ]
                         Pre-Effective Amendment No. [ ]
                         Post-Effective Amendment No [8]

                                     and/or

       Registration Statement Under the Investment Company Act of 1940[]
                               Amendment No 10[X]
                               ------------------

                              MEMBERS Mutual Funds
                            5910 Mineral Point Road
                               Madison, WI 53705
                                 (608)238-5851
            (Registrant's Exact Name, Address and Telephone Number)

                         Margaret Gallardo-Cortez, Esq
              Assistant Vice President, Associate General Counsel
                               CUNA Mutual Group
                            5910 Mineral Point Road
                               Madison, WI 53705
                    (Name and Address of Agent for Service)

                                    Copy to:

                             Stephen E. Roth, Esq.
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2404
                         ------------------------------

It is proposed that this filing will become effective(check appropriate box)

[X] immediately upon filing pursuant to paragraph(b)

[ ] on February 28,2003 pursuant to paragraph(b)

[ ] 60 days after filing pursuant to paragraph(a)(1)

[ ] on(date) pursuant to paragraph(a)(1)

[ ] 75 days after filing pursuant to paragraph(a)(2)

[ ] on(date) pursuant to paragraph (a)(2) of rule 485.

if appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

                                                               FEBRUARY 28, 2003

                              MEMBERS MUTUAL FUNDS

TABLE OF CONTENTS

The fund pages describe each
portfolio (or "fund") of the
MEMBERS Mutual Funds.

This section explains how to open, maintain, or close an account with MEMBERS Mutual Funds.

This section gives you some
additional information about
MEMBERS Mutual Funds.

THE FUNDS
        Cash Reserves Fund                                         1
        Bond Fund                                                  3
        High Income Fund                                           5
        Balanced Fund                                              7
        Growth and Income Fund                                     9
        Capital Appreciation Fund                                 11
        Mid-Cap Fund                                              13
        Multi-Cap Growth Fund                                     15
        International Stock Fund                                  17
        Expenses                                                  21

YOUR ACCOUNT                                                      23
        Buying Shares                                             24
        Selling Shares                                            29
        General Policies                                          31
        Distributions and Taxes                                   32
        Additional Investor Services                              32

PORTFOLIOMANAGEMENT                                               33

FINANCIALHIGHLIGHTS                                               35

APPENDIX
        Investment Adviser Past Performance                       45
        Expenses After Waivers and Reimbursements                 46

Additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. In particular, the funds' annual reports will discuss the relevant market conditions and investment strategies used by the funds'portfolio manager(s) that materially affected the funds' performance during the prior fiscal year. Additional information about all aspects of the funds is available in the Statement of Additional Information
(SAI). You may get a copy of any of these reports at no cost by calling 1-800-877-6089 or visit our website at www.membersfunds.com.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. These funds may not achieve their objectives.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

                               CASH RESERVES FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- require stability of principal

- are seeking a mutual fund for the cash portion of an asset allocation program

- need to "park" your money temporarily

- consider yourself a saver rather than an investor

or

- are investing emergency reserves

You may want to invest fewer of your assets in this fund if you:

- want federal deposit insurance

- are seeking an investment that is likely to outpace inflation

- are investing for retirement or other goals that are many years in the future

or

- are investing for growth or maximum current income

INVESTMENT OBJECTIVE
What is this fund's goal?

The CASH RESERVES FUND seeks high current income from money market instruments consistent with the preservation of capital and liquidity.

PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors'portfolio managers.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline. Also, there is a remote possibility that the fund's share value could fall below $1.00, which could reduce the value of your account.

An investment in the CASH RESERVES FUND is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the CASH RESERVES FUND attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. It includes such securities issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the rating categories and the types of permissible issuers is contained in the SAI. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund may also:

- Lend securities to financial institutions, enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis;

- Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution; and

- To the extent permitted by law and available in the market, invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by credit unions.

The fund's current 7-day yield may be obtained by calling 1-800-877-6089.

                         CASH RESERVES FUND PERFORMANCE

HOW HAS THE CASH RESERVES FUND PERFORMED?

The following bar chart provides an illustration of the performance of the ClassA shares of the Cash Reserves Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: 1998 at 4/98%, 1999 at 4/67%, 2000 at 5.94%, 2001 at 3.79% and 2002 at 1.43%.

                  Best Calendar Quarter:    3Q '00       1.54%
                 Worst Calendar Quarter:    4Q '02       0.29%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE CASH RESERVES FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE CASH RESERVES FUND COMPARE TO THE MONEY MARKET?

The following table compares the performance of each class of shares of the Cash Reserves Fund with the performance of the 90-day U.S. Treasury Bill which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                                        1 Year            5 Year       Since Inception
                                        ------            ------       ---------------
Class A Shares                          -4.41%             2.92%             2.93%

Class B Shares                          -3.83%             3.01%             3.18%

90-day U.S. Treasury Bill+               1.70%             4.30%             4.30%

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period

(B Shares)

+ Reflects no deduction for sales charges, fees, expenses, or taxes.

                                    BOND FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- are seeking a regular stream of income

- are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

- want to diversify your investments

- are seeking a mutual fund for the income portion of an asset allocation program

or

- are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

- are investing for maximum return over a long time horizon

or

- require absolute stability of your principal

INVESTMENT OBJECTIVE
What is this fund's goal?

The BOND FUND seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with most income funds, the Bond Fund is subject to INTEREST RATE RISK, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this fund.

In addition, the fund is subject to CREDIT RISK, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. There are also PREPAYMENT/ EXTENSION risks, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage backed security by increasing/decreasing mortgage prepayments, typically reducing the return.

To the extent that the fund invests in NON-INVESTMENT GRADE SECURITIES, the fund is also subject to above-average credit, market and other risks. Issuers of NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Under normal circumstances, the fund invests at least 80% of its assets in such securities. The fund may invest in the following instruments:

- CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

- U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

- FOREIGN GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories; and

- OTHER ISSUER DEBT SECURITIES: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to the four highest categories.

The fund also intends to invest in asset-backed and mortgage-backed securities, including those representing mortgage, commercial or consumer loans originated by credit unions to the extent permitted by law and available in the market.

                              BOND FUND PERFORMANCE

HOW HAS THE BOND FUND PERFORMED?

The following bar chart provides an illustration of the performance of the ClassA shares of the Bond Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower

GRAPHIC: Bart chart showing the following total returns: 1998 at 6.82%, 1999 at 0.78%, 2000 at 7.79%, 2001 at 7.64% and 2002 at 8.31%.

                  Best Calendar Quarter:    3Q '01       4.65%
                 Worst Calendar Quarter:    4Q '01      -0.50%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE BOND FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

1 MEMBERS Capital Advisors waived its management fee for the Bond Fund from June 1, 1998 through October 31, 1998. If the management fee were deducted, returns would have been lower in 1998.

HOW DOES THE PERFORMANCE OF THE BOND FUND COMPARE TO THE BOND MARKET?

The following table compares the performance of each class of shares of the Bond Fund with the performance of the Lehman Brothers Intermediate Government/Credit Bond Index which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                                                                                  1 Year      5 Year      Since Inception
                                                                                  ------      ------      ---------------
CLASS A SHARES
         Return Before Taxes                                                      3.21%        5.20%           5.20%
         Return After Taxes on Distributions                                      1.39%        2.94%           2.94%
         Return After Taxes on Distributions and Sales of Fund Shares             1.92%        2.99%           2.99%

CLASS B SHARES

         Return Before Taxes                                                      3.00%        5.10%           5.26%

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX                         9.84%        7.48%           7.51%
         (reflects no deduction for sales charges, fees, expenses, or taxes)

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares).

After-tax returnsare calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts; and

After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

                                HIGH INCOME FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- are seeking a regular stream of income

- are seeking higher potential returns than most bond funds and are willing to accept significant risk of volatility

- want to diversify your investments

- are seeking a mutual fund for the income portion of an asset allocation program

or

- are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

- desire relative stability of your principal

or

- are investing for maximum return over a long time horizon

INVESTMENT OBJECTIVE
What is this fund's goal?

The HIGH INCOME FUND seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' port-folio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Massachusetts Financial Services Company ("MFS") is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

This fund is subject to above-average INTEREST RATE and CREDIT RISKS, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a significant risk of investing in this fund.

Issuers of NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the econo my, or to the perception or expectation of adverse news.

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject.

The markets of emerging markets countries are generally more volatile than markets of developed countries with more mature economies. The risks of investing in foreign securities are heightened by investing in emerging markets countries.

The fund may also invest in MORTGAGE-BACKED SECURITIES that are subject to PREPAYMENT/EXTENSION risks described in the Bond Fund Principal Risks.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.

Up to 25% of its assets may be invested in the securities of issuers in any one industry, or up to 40% in each of the electric, utility and telephone industries.

The fund may also invest up to 50% of its assets in high-yielding foreign securities, including emerging market securities.

                          HIGH INCOME FUND PERFORMANCE

HOW HAS THE HIGH INCOME FUND PERFORMED?

The following bar chart provides an illustration of the performance of the ClassA shares of the High Income Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: 1998 at -0.15%, 1999 at 5.96%, 2000 AT -5.90%, 2001 at 2.84% and 2002 at 2.20%.

                  Best Calendar Quarter:     4Q '01       6.07%
                 Worst Calendar Quarter:     3Q '98      -6.77%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE HIGH INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE HIGH INCOME FUND COMPARE TO THE HIGH YIELD
MARKET?

The following table compares the performance of each class of shares of the High Income Fund with the performance of the Lehman Brothers High Yield Bond Index which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                                                                                    1 Year      5 Year      Since Inception
                                                                                    -------      ------     ---------------
CLASS A SHARES
         Return Before Taxes                                                        -2.66%        0.11%          0.12%
         Return After Taxes on Distributions                                        -5.89%       -3.34%         -3.33%
         Return After Taxes on Distributions and Sales of Fund Shares               -1.68%       -1.57%         -1.56%

CLASS B SHARES
         Return Before Taxes                                                        -2.65%        0.11%          0.25%

LEHMAN BROTHERS HIGH YIELD BOND INDEX                                               -1.41%        0.38%          0.42%
      (reflects no deduction for sales charges, fees, expenses, or taxes)

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; and

After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

                                  BALANCED FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- are looking for a more conservative option to a growth-oriented fund

- want a well-diversified and relatively stable investment allocation

- need a core investment

- seek above-average total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

or

- are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

- are investing for maximum return over a long time horizon

- want your return to be either ordinary income or capital gains, but not both

or

- require a high degree of stability of your principal

INVESTMENT OBJECTIVE
What is this fund's goal?

The BALANCED FUND seeks a high total return through the combination of income and capital appreciation.

PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

The risks of this fund include the risks described for the Bond, Cash Reserves, Growth and Income and Capital Appreciation Funds because it invests in the same types of securities, but the effects of these risks are somewhat muted due to the greater diversification of this fund. As with any fund that invests in stocks and bonds, the fund is subject to MARKET and INTEREST RATE RISKS, the risks that the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates. Loss of money is a risk of investing in this fund.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to

- NON-INVESTMENT GRADE SECURITIES

- FOREIGN SECURITIES

- MORTGAGE-BACKED SECURITIES

These items include risks that the issuer will not pay its debts, and the value of the investment will fluctuate in response to market movements or changes in interest rates. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. These risks are more fully explained in the other fund pages, specifically the International Stock Fund page, and the SAI.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The fund employs regular rebalancing to maintain a relatively static asset allocation. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 40% to 60% of the fund's assets, bonds will constitute 40% to 60% of the fund's assets and money market instruments may constitute up to 20% of the fund's assets. The Balanced Fund will invest in the same types of equity securities in which the Capital Appreciation Fund and Growth and Income Fund invest, the same type of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Cash Reserves Fund invests.

The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                            BALANCED FUND PERFORMANCE

HOW HAS THE BALANCED FUND PERFORMED?

The following bar chart provides an illustration of the performance of the ClassA shares of the Balanced Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: 1998 at 14.49%, 1999 at 13.28%, 2000 at 3.51%, 2001 at -3.22%, and 2002 at -11.37%.

                  Best Calendar Quarter:    4Q '98      10.56%
                 Worst Calendar Quarter:    3Q '02      -8.55%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE BALANCED FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE BALANCED FUND COMPARE TO THE BALANCED MARKET?

The following table compares the performance of each class of shares of the Balanced Fund with the performance of several market indexes which are measures of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)


                                                                                 1 Year      5 Year      Since Inception
                                                                                 ------      ------      ---------------
CLASS A SHARES
         Return Before Taxes                                                     -16.46%      1.65%          1.89%
         Return After Taxes on Distributions                                     -17.30%      0.59%          0.83%
         Return After Taxes on Distributions and Sales of Fund Shares            -10.09%      0.83%          1.02%
CLASS B SHARES
         Return Before Taxes                                                     -15.99%      1.72%          2.15%
BLENDED SYNTHETIC INDEX*+                                                         -6.32%      3.81%          3.99%
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX+                         9.84%      7.48%          7.51%
S&P 500 INDEX+                                                                   -22.10%     -0.59%         -0.24%
90-DAY U.S. TREASURY BILL+                                                         1.70%      4.30%          4.30%

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; and

After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

* The comparative index is a blend of the S&P 500 Index (45%), the Lehman Brothers Intermediate Government/Credit Bond Index (40%) and 90-day U.S. Treasury Bills (15%)

+   Reflects no deduction for sales charges, fees, expenses, or taxes.

                             GROWTH AND INCOME FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- are looking for a stock fund that has both growth and income components

- are looking for a more conservative option to a growth-oriented fund

- need a core investment

- seek above-average long-term total return through a combination of capital gains and ordinary income

or

- are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

- are investing for maximum return over a long time horizon

- desire your return to be either ordinary income or capital gains, but not both

or

- require a high degree of stability of your principal

INVESTMENT OBJECTIVE
What is this fund's goal?

The GROWTH AND INCOME FUND seeks long-term capital growth, with income as a secondary consideration.

PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors portfolio managers.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in stocks and also seeks income, this fund is subject to MARKET and INTEREST RATE RISKS, meaning the value of your investment will fluctuate in response to stock market and interest rate movements. Some of the funds investments may rise and/or fall based upon investor perception and attitude rather than economic valuations.

Loss of money is a risk of investing in this fund.

The fund primarily invests in "value" orientated stocks which may help limit downside risk to portfolio returns. However these "value" stocks are subject to the risk that their intrinsic values may never be realized by the market.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to FOREIGN SECURITIES. The principal risks of FOREIGN SECURITIES are described in the International Stock Fund page.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Growth and Income Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The fund generally follows what is known as a "value" approach which generally means that the managers seek to invest in stocks at prices below their intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market.

The fund will typically invest in securities representing every sector of the S&P 500 Index in about (+/-50%) the same weightings as such sector has in the S&P 500 Index. For example, if technology companies represent 10% of the S&P 500 Index, the fund will typically have between 5% and 15% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                       GROWTH AND INCOME FUND PERFORMANCE

HOW HAS THE GROWTH AND INCOME FUND PERFORMED?

The following bar chart provides an illustration of the performance of the ClassA shares of the Growth and Income Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: 1998 at 16.74%, 1999 at 16.64%, 2000 at 0.50%, 2001 at -11.09% and 2002 at -21.77%.

                  Best Calendar Quarter:     4Q '98      16.83%
                 Worst Calendar Quarter:     3Q '02     -20.07%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE GROWTH AND INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE GROWTH AND INCOME FUND COMPARE TO THE GROWTH AND INCOME MARKET?

The following table compares the performance of each class of shares of the Growth and Income Fund with the performance of the S&P 500 which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                                                                                    1 Year        5 Year     Since Inception
                                                                                    ------        ------     ---------------
CLASS A SHARES
      Return Before Taxes                                                           -26.27%       -2.14%         -1.72%
      Return After Taxes on Distributions                                           -26.58%       -2.41%         -2.00%
      Return After Taxes on Distributions and Sales of Fund Shares                  -16.12%       -1.81%         -1.48%

CLASS B SHARES
      Return Before Taxes                                                           -25.85%       -2.12%         -1.49%

S&P 500 INDEX (reflects no deduction for sales charges, fees, expenses, or taxes)   -22.10%       -0.59%         -0.24%

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; and

After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

                            CAPITAL APPRECIATION FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- have a longer invest-ment time horizon

- are willing to accept higher on-going short-term risk for the potential of higher long-term returns

- want to diversify your investments

- are seeking a fund for the growth portion of an asset allocation program

or

- are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

- are investing with a shorter investment time horizon in mind

- are seeking income rather than capital gains

or

- are uncomfortable with an investment whose value may vary substantially

INVESTMENT OBJECTIVE
What is this fund's goal?

The CAPITAL APPRECIATION FUND seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of a security may move up and down due to factors (such as investors' perception or sentiment about equity markets or segments of equity markets) that have nothing to do with the issuer. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Fund.

To the extent the fund invests in smaller and midsize companies it takes on greater risks than investments in larger, more established companies. Smaller and midsize companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their securities, as compared to larger companies. To the extent the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities, including risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of risks associated with foreign securities is contained in the International Stock Fund page, and the SAI.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have low market prices relative to their intrinsic values as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "value" approach which is further described on page 9, the Growth and Income Fund page. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher long-term returns than are typically available from less risky investments.

The fund will typically invest in securities representing every sector of the S&P SuperComposite 1500 Index in about (+/-100%) the same weightings as such sector has in the S&P SuperComposite 1500 Index. For example, if technology companies represent 10% of the S&P SuperComposite 1500 Index, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and convertible debt securities, and may invest up to 25% of its assets in foreign securities. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                      CAPITAL APPRECIATION FUND PERFORMANCE

HOW HAS THE CAPITAL APPRECIATION FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the Capital Appreciation Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: 1998 at 20.19%, 1999 at 23.62%, 2000 at 3.75%, 2001 at -9.05% and 2002 at -31.44%.

                  Best Calendar Quarter:     4Q '98      20.31%
                 Worst Calendar Quarter:     2Q '02     -20.45%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE CAPITAL APPRECIATION FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE CAPITAL APPRECIATION FUND COMPARE TO THE CAPITAL APPRECIATION MARKET?

The following table compares the performance of each class of shares of the Capital Appreciation Fund with the performance of the S&P 1500 which is a measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                                                                                1 Year        5 Year       Since Inception
                                                                                ------        ------       ---------------
CLASS A SHARES
       Return Before Taxes                                                      -35.38%       -1.97%          -1.45%
       Return After Taxes on Distributions                                      -35.38%       -2.00%          -1.49%
       Return After Taxes on Distributions and Sales of Fund Shares             -21.72%       -1.56%          -1.16%

CLASS B SHARES
       Return Before Taxes                                                      -35.01%       -1.87%          -1.19%

S&P SUPERCOMPOSITE 1500 INDEX                                                   -21.31%       -0.07%           0.25%
       (reflects no deduction for sales charges, fees, expenses, or taxes)

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; and

After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

                                  MID-CAP FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you

- have a longer investment time horizon

- are willing to accept higher on-going short-term risk for the potential of higher long-term returns

- want to diversify your investments

- are seeking a fund for the growth portion of an asset allocation program

- are seeking exposure to smaller companies as part of an asset allocation program

or

- are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

- are investing with a shorter investment time horizon in mind

- are seeking an investment based on income rather than capital gain

or

- are uncomfortable with an investment whose value may vary substantially.

INVESTMENT OBJECTIVE
What is this fund's goal?

The MID-CAP FUND seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Wellington Management Company, llp ("Wellington Management") is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets within the small-cap portion of the fund.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Due to its focus on smaller companies' stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Fund. Securities issued by smaller companies may be less liquid than securities issued by larger, more established companies. In addition, a "value" approach to investing includes the risks that: 1) the securities markets will not recognize the value of a security for an unexpectedly long period of time; and 2) a stock that is believed to be undervalued actually is appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities, including the risks of changes in the rate of currency exchange and varying political situations. The principal risks of foreign securities are described in the International Stock Fund page, and the SAI.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Mid-Cap Fund invests primarily in common stocks of midsize and smaller companies (market capitalization of less than $10 billion at the time of purchase), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because the company's market capitalization has grown beyond the $10 billion upper limit and such position may be increased through additional purchases.

The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. Relative to both the Growth and Income and Capital Appreciation Funds, the Mid-Cap Fund includes more smaller, less developed issuers. These midsize and smaller companies often have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies. They often use profits to expand rather than to pay dividends.

The fund diversifies its holdings among various industries and among companies within those industries but is often less diversified than the Growth and Income Fund. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher long-term returns than are typically available from less risky investments.

The fund typically invests in securities representing every sector of the S&P MidCap 400 Index in about (+/-100%) the same weightings as such sector has in the S&P MidCap 400 Index. For example, if technology companies represent 10% of the S&P MidCap 400 Index, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies. The fund may also invest in warrants, preferred stocks, convertible debt securities and real estate investment trusts, and may invest up to 25% of its assets in foreign securities.

                            MID-CAP FUND PERFORMANCE

HOW HAS THE MID-CAP FUND PERFORMED?

The following bar chart provides an illustration of the performance of the ClassA shares of the Mid-Cap Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC:  Bar chart showing the following total returns:  2002 at -17.28%.

                  Best Calendar Quarter:     4Q '01      20.18%
                 Worst Calendar Quarter:     3Q '02     -20.67%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE MID-CAP FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE MID-CAP FUND COMPARE TO THE RELEVANT BENCHMARK?

The following table compares the performance of each class of shares of the Mid-Cap Fund with the performance of the S&P MidCap 400 Index which is a measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                                                                                            1 Year        Since Inception
                                                                                            ------        ---------------
CLASS A SHARES
         Return Before Taxes                                                               -22.04%            -8.79%
         Return After Taxes on Distributions                                               -22.04%            -8.81%
         Return After Taxes on Distributions and Sales of Fund Shares                      -13.53%            -6.98%

CLASS B SHARES
         Return Before Taxes                                                               -21.61%            -8.53%

S&P MIDCAP 400 INDEX (reflects no deduction for sales charges, fees, expenses, or taxes)   -14.51%            -6.63%

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares).

After-tax returnsare calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; and

After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

                              MULTI-CAP GROWTH FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- have a longer investment time horizon

- are willing to accept significantly greater risk for the potential of higher long-term returns

- want to diversify your investments

- are seeking a fund for the growth portion of an asset allocation program

or

- are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

- are investing with a shorter investment time horizon in mind

- are seeking an investment based on income rather than capital gain

or

- are uncomfortable with an investment whose value may vary substantially.

INVESTMENT OBJECTIVE
What is this fund's goal?

The MULTI-CAP GROWTH FUND (formerly, the Emerging Growth Fund) seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Wellington Management Company, LLP, is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks of growth companies, including those of medium and smaller capitalization companies, it will typically experience greater volatility over time than the Capital Appreciation Fund. Securities of medium and smaller capitalization companies my experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Securities of smaller capitalization companies, in particular, are often thinly traded and holders may have to sell such securities at a discount from current market prices or in small lots over an extended period of time. In addition, such securities are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. The fund could lose money if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of smaller capitalization companies are often greater than those of more widely traded securities and securities of smaller capitalization companies are often difficult to value.

Some growth-oriented companies may not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks associated with changes in the rate of currency exchange and unstable political situations in certain foreign countries.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Multi-Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. The fund is managed by a team of portfolio managers of the subadviser, each with expertise in a specific range of the market capitalization spectrum. Each of the portfolio managers has a distinct sub-portfolio that is focused on the manager's area of market capitalization expertise. Typically, between 60% to 90% of the fund will be invested in large capitalization companies (generally over $10 billion of market capitalization). The subadviser may invest up to 25% of the fund in mid capitalization companies (generally between $2 billion and $10 billion of market capitalization) and up to 20% in smaller capitalization companies (generally under $2 billion of market capitalization). The fund seeks securities of growth companies across a broad range of market capitalization, which are companies that may be:

- major enterprises that have demonstrated and are expected to sustain above-average growth or whose rates of earnings growth are anticipated to accelerate because of factors such as expectations relative to management, new or unique products, superior market position, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company; or

- early in their life cycle, but have the potential to become much larger enterprises.

Although the fund invests primarly in large companies, the fund seeks growth companies of any size if they have products, proprietary technologies, management, or market opportunities that are likely to support earnings growth over extended time periods in excess of the growth rate of the economy and/or the rate of inflation. Stocks are generally sold when the upside return potential is equal to the down side risk potential.

The fund may also invest in warrants, preferred stocks and debt securities including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities, including emerging market securities.

                        MULTI-CAP GROWTH FUND PERFORMANCE

HOW HAS THE MULTI-CAP GROWTH FUND PERFORMED?

The following bar chart provides an illustration of the performance of the ClassA shares of the Multi-Cap Growth Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns; 2001 at -31.96% and 2002 at -27.56%.

                  Best Calendar Quarter:     4Q '01      21.88%
                 Worst Calendar Quarter:     3Q '01     -28.28%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE MULTI-CAP GROWTH FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

1 For periods shown prior to May 1, 2002, the above results reflect the performance of the previous subadviser, which was replaced by Wellington Management Company, LLP, effective May 1, 2002. For the periods shown commencing after such date, the above results reflect the performance of Wellington Management Company, LLP.

HOW DOES THE PERFORMANCE OF THE MULTI-CAP GROWTH FUND COMPARE TO THE RELEVANT BENCHMARK?

The following table compares the performance of each class of shares of the Multi-Cap Growth Fund with the performance of the Russell 3000 Growth Index which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                                                                                                1 Year         Since Inception
                                                                                                ------         ---------------
CLASS A SHARES
         Return Before Taxes                                                                    -31.69%            -32.55%
         Return After Taxes on Distributions                                                    -31.69%            -32.55%
         Return After Taxes on Distributions and Sales of Fund Shares                           -19.46%            -23.84%

CLASS B SHARES
         Return Before Taxes                                                                    -31.35%            -32.47%
RUSSELL 3000 GROWTH INDEX (reflects no deduction for sales charges, fees, expenses, or taxes)   -28.04%            -25.67%

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; and

After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

                            INTERNATIONAL STOCK FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- are seeking to diversify your domestic investments

- are seeking access to markets that can be less accessible to individual investors in the U.S.

- are willing to accept high risk to achieve higher long-term growth

- are seeking funds for the growth portion of an asset allocation program

                                       or

- are investing for goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

- are investing with a shorter investment time horizon in mind

- are uncomfortable with an investment whose value may vary substantially

- are seeking income rather than capital gains

                                       or

- want to limit your exposure to foreign markets or currencies or income from foreign sources

INVESTMENT OBJECTIVE
What is this fund's goal?

The INTERNATIONAL STOCK FUND seeks long-term growth of capital.

PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about the subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Lazard Asset Management is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund investing in stocks, the value of your investment will fluctuate in response to stock market movements as described in the earlier fund pages. Loss of money is a significant risk of investing in this fund.

Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

- Fluctuations in currency exchange rates.

- Higher trading and custody charges compared to securities of U.S. companies.

- Different accounting and reporting practices thanU.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

- Less stringent securities regulation. Securities regulations in many foreign countries are often more lax than those of the U.S.

- Potential political instability.

- Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national products, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.

The risks of international investing are higher in EMERGING MARKETS such as those of Latin America, Africa, Asia and Eastern Europe. Additionally, investing in SMALLER COMPANIES involves a higher level of risk compared to larger, more established companies. Some small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but may also have more potential to grow. To the extent that the fund invests in SMALLER CAPITALIZATION COMPANIES or utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American Depository Receipts ("ADRs"- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.

Approximately two-thirds (66.67%) of the fund's assets are invested in relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are those issued by companies located in countries included in the Morgan Stanley Capital International, Europe, Australia, and Far East ("MSCI EAFE") Index. The subadviser typically maintains this segment of the fund's portfolio in such stocks which it believes have above average potential for capital appreciation. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

Currently, the fund's remaining assets are invested in small capitalization stocks and stocks principally traded in emerging securities markets or of issuers located in or having substantial business operations in emerging economies. The emerging economies in which the fund invests are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In selecting both small capitalization stocks and emerging market stocks, the subadviser seeks securities that are undervalued in the markets in which the securities principally trade based on its analysis of the issuer's future prospects. Such an analysis includes both quantitative (screening for high financial returns) and qualitative (fundamental analysis of the business prospects of the issuer) elements.

INTERNATIONAL STOCK FUND PERFORMANCE APPEARS ON NEXT PAGE.

                      INTERNATIONAL STOCK FUND PERFORMANCE

HOW HAS THE INTERNATIONAL STOCK FUND PERFORMED?

The following bar chart provides an illustration of the performance of the ClassA shares of the International Stock Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns; 1998 at 6.79%, 1999 at 19.77%, 2000 at -16.92%, 2001 at -17.59%, and 2002 at -7.90%.

                  Best Calendar Quarter:     4Q '98      14.61%
                 Worst Calendar Quarter:     3Q '02     -17.55%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE INTERNATIONAL STOCK FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE INTERNATIONAL STOCK FUND COMPARE TO THE INTERNATIONAL MARKET?

The following table compares the performance of each class of shares of the International Stock Fund with the performance of the MSCIEAFEIndex which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                                                                                 1 Year       5 Year      Since Inception
                                                                                 ------       ------      ---------------
CLASS A SHARES
         Return Before Taxes                                                    -13.16%       -5.34%          -4.82%
         Return After Taxes on Distributions                                    -13.28%       -6.31%          -5.80%
         Return After Taxes on Distributions and Sales of Fund Shares            -7.93%       -4.41%          -4.02%

CLASS B SHARES
         Return Before Taxes                                                    -12.69%       -5.25%          -4.56%

MSCI EAFE INDEX                                                                 -15.66%       -2.62%          -2.44%
         (reflects no deduction for sales charges, fees, expenses, or taxes)

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; and

After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

RISKCOMPARISON

The risk/return curve below demonstrates that, in general for diversified portfolios of securities of the various types, as short-term risk increases the potential for long-term gains also increases. "Short-term risk" refers to the likely volatility of a fund's total return and its potential for gain or loss over a relatively short time period. "Potential for long-term return" means the expected average annual total return over a relatively long time period, such as 20 years.

THIS CURVE IS NOT INTENDED TO INDICATE FUTURE VOLATILITY OR PERFORMANCE. It is merely intended to demonstrate the relationship between the ongoing short-term risk and the long-term potential for gain of each of the MEMBERS Mutual Funds relative to the other funds and other types of investments.

Although each fund expects to pursue its investment objective using its primary investment strategies regardless of market conditions, each fund may invest up to 100% of its assets in money market securities as a defensive tactic in abnormal market conditions.

EXPENSES

Fund investors pay various expenses, which are described in the tables below. Shareholder transaction expenses are paid from your account on a transaction by transaction basis and are not reflected in the fund's share price. Annual fund operating expenses are paid out of fund assets and are reflected in the share price. Actual expenses may be greater or less than those shown.

                        SHAREHOLDER TRANSACTION EXPENSES


                                            CLASS   CASH                             GROWTH  CAPITAL
                                             CAP    INT'L            HIGH    BAL-      AND    APPRE-  MID-   MULTI-
                                                   RESERVES  BOND   INCOME   ANCED   INCOME  CIATION  CAP    GROWTH   STOCK
Maximum sales charge (Load) on purchases      A    5.75%     4.75%   4.75%   5.75%    5.75%   5.75%   5.75%   5.75%   5.75%
(as a % of offering price)                    B   <------------------------------------ None---------------
-------------------------------------------->
Maximum deferred sales charge (Load)          A   <------------------------------------ None (1)-----------
----------------------------------------->
                                              B    4.5%     4.5%     4.5%    4.5%     4.5%    4.5%    4.5%    4.5%    4.5%

     (1) Except for investments of $1,000,000 or more. (See "Sales Charges," page 26.)

     ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                     CLASS A

  FUNDS                                            SERVICE                                      EXPENSE
EXPENSES              MANAGEMENT         12B-1       FEE          OTHER        TOTAL         REIMBURSEMENT         NET
CASH RESERVES            .40%            None       None          0.59%        0.99%             0.44%            0.55%
BOND                     .50%            None       .25%          0.42%        1.17%             0.27%            0.90%
HIGH INCOME              .55%            None       .25%          0.79%        1.59%             0.59%            1.00%
BALANCED                 .65%            None       .25%          0.40%        1.30%             0.20%            1.10%
GROWTH & INCOME          .55%            None       .25%          0.50%        1.30%             0.30%            1.00%
CAPITAL APPRECIATION     .75%            None       .25%          0.58%        1.58%             0.38%            1.20%
MID-CAP                  .95%            None       .25%          0.77%        1.97%             0.57%            1.40%
MULTI-CAP GROWTH         .75%            None       .25%          1.60%        2.60%             1.40%            1.20%
INTERNATIONAL STOCK     1.05%            None       .25%          0.99%        2.29%             0.69%            1.60%

                                     CLASS B

  FUNDS                                            SERVICE                                      EXPENSE
EXPENSES               MANAGEMENT        12B-1       FEE          OTHER        TOTAL         REIMBURSEMENT          NET
CASH RESERVES            .40%            .75%       None          0.59%        1.74%             0.44%            1.30%
BOND                     .50%            .75%       .25%          0.42%        1.92%             0.27%            1.65%
HIGH INCOME              .55%            .75%       .25%          0.79%        2.34%             0.59%            1.75%
BALANCED                 .65%            .75%       .25%          0.40%        2.05%             0.20%            1.85%
GROWTH & INCOME          .55%            .75%       .25%          0.50%        2.05%             0.30%            1.75%
CAPITAL APPRECIATION     .75%            .75%       .25%          0.58%        2.33%             0.38%            1.95%
MID-CAP                  .95%            .75%       .25%          0.77%        2.72%             0.57%            2.15%
MULTI-CAP GROWTH         .75%            .75%       .25%          1.60%        3.35%             1.40%            1.95%
INTERNATIONAL STOCK     1.05%            .75%       .25%          0.99%        3.04%             0.69%            2.35%

The management fee is the amount paid to the investment adviser for managing each fund's portfolio and assisting in other aspects of its operations. The service fee is paid to the fund's distributor for account service and maintenance. Distribution or "12b-1" Fees (Class B only) are the fees each fund pays CUNA Brokerage Services, Inc. (CUNABrokerage). This fee may be used by CUNA Brokerage to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers. These fees are paid out of the fund on an ongoing basis. Over time these fees will increase the cost of investment and may make the Class B charges more than the Class A charges. FOR THIS REASON AND OTHERS, WE DO NOT NORMALLY ACCEPT PURCHASE ORDERS OF $250,000 OR MORE FOR CLASS B SHARES FROM A SINGLE INVESTOR. Additionally, Class B shares purchased on or after February 28, 2003 automatically convert to Class A shares after eight years (seven years for Class B fund shares purchased prior to February 28, 2003), thus reducing annual expenses in subsequent years. (Class Bshares purchased by reinvesting Class B dividends convert to Class A shares proportionally.)

The funds' investment adviser, MEMBERS Capital Advisors, Inc., has placed a "cap" on the funds' expenses by contractually agreeing to reimburse each fund's expenses, other than its management, 12b-1, and service fees, that exceed a certain amount excluding taxes, interest, and other extraordinary items. Any reimbursements made by MEMBERS Capital Advisors to a fund are subject to repayment by the fund within the subsequent 3 years, to the extent that the fund can make the repayment while remaining within its expense cap.

EXAMPLES

The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.

The tables below show what expenses you would pay if you INVESTED $10,000 in each fund over the various time periods indicated. The examples assume you reinvested all dividends and that the average annual return for each fund was 5%. EXPENSE TABLES INCLUDING THE EXPENSE WAIVERS AND REIMBURSEMENTS DESCRIBED ABOVE CAN BE FOUND ON PAGE 47.

Assuming gross expenses (without expense waivers and reimbursements) and that you redeemed your entire investment at the end of each period:

                                               CLASS A                                        CLASS B
                              YEAR 1     YEAR 3       YEAR 5     YEAR 10      YEAR 1     YEAR 3      YEAR 5      YEAR 10
Cash Reserves                  $670      $ 872        $1091      $1718        $627      $ 898        $1144       $1856
Bond                            589        829         1088       1828         645        953         1237        2051
High Income                     629        953         1299       2274         687       1080         1450        2493
Balanced                        700        963         1247       2053         658        993         1303        2190
Growth and Income               700        963         1247       2053         658        993         1303        2190
Capital Appreciation            726       1045         1386       2345         686       1077         1445        2483
Mid-Cap                         763       1158         1576       2739         725       1194         1640        2876
Multi-Cap Growth                823       1337         1876       3341         788       1380         1945        3476
International Stock             794       1249         1730       3050         757       1289         1796        3186

Assuming gross expenses (without expense waivers and reimbursements) and that you did not redeem your entire investment at the end of each period:

                                               CLASS A                                       CLASS B
                              YEAR 1     YEAR 3      YEAR 5     YEAR 10      YEAR 1     YEAR 3       YEAR 5     YEAR 10
Cash Reserves                  $670      $ 872        $1091      $1718        $177      $ 548        $ 944      $1856
Bond                            589        829         1088       1828         195        603         1037       2051
High Income                     629        953         1299       2274         237        730         1250       2493
Balanced                        700        963         1247       2053         208        643         1103       2190
Growth and Income               700        963         1247       2053         208        643         1103       2190
Capital Appreciation            726       1045         1386       2345         236        727         1245       2483
Mid-Cap                         763       1158         1576       2739         275        844         1440       2876
Multi-Cap Growth                823       1337         1876       3341         338       1030         1745       3476
International Stock             794       1249         1730       3050         307        939         1596       3186

These examples are for comparison purposes only and are not a representation of the funds' actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above.

YOUR ACCOUNT

The following pages describe how to open or add to an account and how to purchase or sell shares. However, a large part of this information will not be relevant to you if you have a brokerage account. If you have such an account, simply contact your brokerage representative whenever you wish to buy, sell or transfer shares for your account. Regardless of the type of account, however, the first step to investing with MEMBERSMutual Funds is to carefully read this entire prospectus.

Two classes of shares are currently available, Class A and Class B. Other share classes may be available through other distribution channels. Each Class has its own cost structure which allows you to choose the one that best meets your needs. For a description of the charges that are imposed on each class, please see the expense table earlier in this prospectus. The following pages describe the differences between the two classes of shares and tell you how you can get started investing with MEMBERSMutual Funds.

OPENING OR ADDING TO AN ACCOUNT (APPLICABLE TO ALL SHAREHOLDERS)

1.  Carefully read this prospectus.

2. Determine how much you want to invest. Regardless of which class of shares you choose, your initial investment in MEMBERSMutual Funds must meet certain minimum investment amounts. The minimum investments are as follows:

Type of Account                              Initial Minimum               Subsequent Minimum
Non-retirement account                        $   1,000                       $     150
                                             ($500 per fund)                 ($50 per fund)
Retirement account                            $     500                       $     150
                                             ($500 per fund)                 ($50 per fund)
Systematic investment programs(1)
Twice Monthly(24 per year) or                 $      25                       $      25
Biweekly (26 per year)(2)                    ($50 per fund)                  ($50 per fund)
Monthly                                       $      50                       $      50
                                             ($50 per fund)                  ($50 per fund)
Bimonthly (every other month)                 $     100                       $     100
                                             ($50 per fund)                  ($50 per fund)
Quarterly                                     $     150                       $     150
                                             ($50 per fund)                  ($50 per fund)

         (1)Systematic investment programs may be conducted on a twice monthly, monthly, bimonthly or quarterly basis, however the total annual deposits, regardless of frequency, must be at least $600.

         (2)Only one fund can be opened under either of these options and all purchases will be directed to that fund.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or MEMBERSMutual Funds. Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. Remember to include a voided check or deposit slip if you want telephone purchase privileges.

You can reach MEMBERS Mutual Funds by calling 1-800-877-6089 weekdays between the hours of 8:00 a.m. and 4:30 p.m. Central Time.

All shareholder inquiries and transaction     When using an overnight delivery ,
service requests should be mailed to:         mail inquiries and requests to:
  MEMBERS Mutual Funds                           MEMBERS Mutual Funds
  P. O. Box 8390                                 c/o BFDS
  Boston, MA 02266-8390                          66 Brooks Drive
                                                 Braintree, MA 02184

BUYING SHARES (not applicable to shareholders who have a brokerage account) The following explains how to buy shares by check, wire, phone, exchange, or internet.

          OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT

                                    BY CHECK

Make out a check for the investment amount, payable to MEMBERS Mutual Funds. Deliver the check and your completed application to your financial representative, or mail them to:

   MEMBERS Mutual Funds
   P.O. Box 8390
   Boston, MA  02266-8390

Make out a check for the investment amount, payable to MEMBERS Mutual Funds. Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered. Mail to:

    MEMBERSMutual Funds
    P. O. Box 8390            Boston, MA 02266-8390

                                     BY WIRE

Deliver your completed application to your financial representative, or mail it to:

   MEMBERSMutual Funds
   P.O. Box 8390
   Boston, MA  02266-8390

Instruct your credit union or other financial institution to wire the amount of your investment to State Street Bank &Trust Company:

ABA# : 0110-0002-8
FOR:  MEMBERSMutual Funds
DDA#: 9905-510-5
FBO: (Shareholder name and account number)

Obtain your account number by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

Specify the fund name(s), your share class(es), your account number(s), the name(s) in which the account(s) is (are) registered, and the amount(s) of your investment in each fund. Instruct your credit union or other financial institution to wire the amount of your investment to:

   State Street Bank &Trust Company
   ABA#:  0110-0002-8
   FBO:  MEMBERSMutual Funds
   DDA#: 9905-510-5
   FBO: (Shareholder name and account number)

                                     BYPHONE

    For automated service, 24 hours a day using your touch-tone phone, call 1-800-877-6089 Not currently available.

Verify that your credit union or other financial institution is a member of the Automated Clearing House (ACH) system.

You are automatically eligible to purchase shares by phone, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application.

Call MEMBERS Mutual Funds at 1-800-877-6089 to verify that these features are in place on your account.

Tell the MEMBERS Mutual Funds representative the fund name(s), your share class(es), your account number(s), the name(s) in which the account(s) is (are) registered, and the amount(s) of your investment in each fund.

    OPENING AN ACCOUNT ADDING TO AN ACCOUNT

BY EXCHANGE
(available for accounts of any type and sales of any amount)

Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

Call your financial representative, MEMBERSMutual Funds at 1-800-877-6089, or use the internet at www.membersfunds.com to request an exchange. You can only open up a new fund position in an existing account by exchange.

Call your financial representative, MEMBERSMutual Funds at 1-800-877-6089, or use the internet at www.membersfunds.com to request an exchange.

BY INTERNET
Access 24-hours a day at www.membersfunds.com

Not currently available.

Verify that your credit union or other financial institution is a member of the Automated Clearing House (ACH) system.

You are sautomatically eligible to purchase shares by internet, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application.

Call MEMBERS Mutual Funds at 1-800-877-6089 to verify that these features are in place on your account, or check your profile on the internet. The feature button will be activated for your use if you are eligible to purchase shares.

     PURCHASE ORDERS ACCEPTED BY THE FUND AFTER 3:00 P.M. CENTRAL TIME WILL
               BE PROCESSED USING THE NEXT DAY'S NET ASSET VALUE.

SALES CHARGES

The following explains how sales charges are calculated.

Class A Sales Charges

Class A shares are offered at a price that includes an initial sales charge.

                                         CASH RESERVES FUND
                                            BALANCED FUND
                                       GROWTH AND INCOME FUND
                                      CAPITAL APPRECIATION FUND
                                            MID-CAP FUND
                                        MULTI-CAP GROWTH FUND                                BOND FUND
                                      INTERNATIONAL STOCK FUND                           HIGH INCOME FUND

                                  As a % of             As a % of Net            As a % of             As a % of Net
    PURCHASE PAYMENT          Purchase Payment         Amount Invested       Purchase Payment         Amount Invested
     Under $50,000                  5.75%                   6.1%                   4.75%                   5.0%
$   50,000 to $99,999               4.75%                   5.0%                   4.25%                   4.4%

$ 100,000 to $249,999               3.65%                   3.8%                   3.65%                   3.8%

$ 250,000 to $499,999               2.65%                   2.7%                   2.65%                   2.7%

$ 500,000 to $999,999               2.20%                   2.3%                   2.20%                   2.3%

$1,000,000 and over(1)              None                    None                   None                    None

    (1) There is a contingent deferred sales charge (CDSC) assessed on purchases of Class A shares of over $1,000,000. The CDSC will be calculated as described below for Class B shares, except at a rate of 1% in the first year and 0.5% in the second year following the purchase.

Class B Sales Charges

Class B shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within six years of buying them (within five years for Class B shares purchased prior to February 28, 2003). We will not normally accept purchase orders of $250,000 or more for Class B shares from a single investor. Class B shares automatically convert to Class A shares, based on relative net asset value, at the end of the eighth year after purchase (the seventh year after purchase for Class B shares purchased prior to February 28,
2003). There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

                   Purchase Date on or after February 28, 2003

Years After Purchase                          1         2         3         4          5         6         7
CDSC                                        4.5%      4.0%      3.5%      3.0%       2.0%      1.0%      None

                     Purchase Date before February 28, 2003

Years After Purchase                          1         2         3         4          5         6
CDSC                                        4.5%      4.0%      3.5%      3.0%       2.0%      None

For purposes of computing this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To minimize your CDSC, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares.

For example, assume that you purchased 100 shares of a fund on January 1, Year 1 for $10 per share, another 100 shares on January 1, Year 2 for $15 per share, and another 100 shares on January 1, Year 3 for $20 per share. Also assume that dividends of $1.50 and $2.00 per share were paid on December 31, Year 1 and Year 2, respectively, and reinvested. Your account can be summarized as:

                                                        PRICE PER       SHARES         TOTAL         ACCOUNT
       DATE                    ACTION                     SHARE        PURCHASED      SHARES          VALUE
January 1, Year 1        Purchased shares                  $10            100           100          $1,000

December 31, Year 1      Reinvested dividends              $15            10            110          $1,650

January 1, Year 2        Purchased shares                  $15            100           210          $3,150

December 31, Year 2      Reinvested dividends              $20            21            231          $4,620

January 1, Year 3        Purchased shares                  $20            100           331          $6,620

Assume further that you sell 200 shares in Year 3 and that the share price as of the end of the day you sell your shares is $20. The $6,620 in your account can be broken down into share price increases of $1,500 (100 shares appreciated from $10 to $20 per share; 100 shares appreciated from $15 to $20 per share; and 100 shares have not appreciated), dividends of $620 ($200, $150 on 12/31 in Year 1 plus $50 in share price increases; and $420 on 12/31 in Year 2), and purchase payments of $4,500 ($1,000 in Year 1, $1,500 in Year 2, and $2,000 in Year 3).
You would incur the following CDSC charges:

TYPE OF SHARES SOLD (IN ORDER)                              AMOUNT             CDSC (%)             CDSC ($)
Share price increases of purchased shares                   $1,500              None                 None

Dividends (including share price increases)                 $  620              None                 None

Aged Shares (oldest sold first):

   Purchased January 1, Year 1                              $1,000             3.5%(1)              $35.00

   Purchased January 1, Year 2                              $  880(2)          4.0%(1)              $35.20

TOTAL                                                       $4,000             1.75%(3)             $70.20

    (1) As a percentage of original purchase payment.

    (2) $620 of the original $1,500 purchase payment would remain available for redemption.

    (3) As a percentage of the amount redeemed.

Certain withdrawals made through a Systematic Withdrawal Program are not subject to a CDSC. See Additional Investor Services - Systematic Withdrawal Program on page 33.

OTHER EXPENSES

Service Fees. Each fund, other than the CASH RESERVES FUND, pays its principal underwriter, CUNA Brokerage Services, Inc. (CUNA Brokerage), a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by CUNA Brokerage to cover its costs of servicing shareholder accounts or to compensate other dealers who sell shares of the funds pursuant to agreements with CUNA Brokerage for their costs of servicing shareholder accounts. CUNA Brokerage may retain any portion of the service fee for which there is no dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution or "12b-1" Fees (Class B only). The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the terms of the plan, each fund pays CUNA Brokerage a fee equal to 0.75% of the average daily net assets attributable to Class B shares of that fund. This fee may be used by CUNA Brokerage to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers. This fee increases the cost of investment in the Class B shares of a fund, and may cost more than paying other sales charges.

SALES CHARGE REDUCTIONS AND WAIVERS

Class A shares may be offered without front-end sales charges to various individuals and institutions, including:

- Trustees/directors, officers and employees of the CUNA Mutual Group or any of its affiliated companies (each, a "CUNA Mutual Group employee"), anyone who was a CUNAMutual Group employee within the previous twelve months, any immediate family member of a CUNA Mutual Group employee residing in the CUNA Mutual Group employee's household, and any UGMA/UTMA custodial account sponsored by a CUNA Mutual Group employee.

- Registered representatives of CUNA Brokerage.

- Financial representatives utilizing fund shares in fee-based accounts under agreement with the MEMBERS Mutual Funds (wrap fee investors).

- Certain credit union system-affiliated institutional investors and other non-profit organizations as described in section 501(c)(3) of the internal revenue code.

- Certain qualified defined benefit or defined contribution pension plans, including 401(k) plans, with over $250,000 of assets.

There are several ways shareholders (including certain qualified pension plans) can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule.

- Rights of Combination, you may combine certain Class A shares, such as those held in multiple accounts or those owned by members of your immediate family, for purposes of calculating the sales charge. See the SAI for information on rights of combination.

- Rights of Accumulation, you may add the value of any Class A shares you already own to the amount of your next purchase of Class A Shares for purposes of calculating the sales charge.

- Letter of Intention, you may purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

In addition, Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

- Shares purchased by the reinvestment of dividends or other gains reinvested from one of the MEMBERS Mutual Funds or shares exchanged from one MEMBERS fund to another.

- Shares purchased and paid for from the proceeds of shares of a mutual fund (other than one of the MEMBERS Mutual Funds) on which an initial sales charge or contingent deferred sales charge was paid, subject to the following conditions:

     1. You must request this waiver when you place your purchase order; and

     2. You must have redeemed the shares of the other mutual fund within the past 60 days; and

     3. You must have purchased the shares of the other mutual fund in a lump sum purchase within the past 3 years; or

     4. You must have purchased the shares of the other mutual fund in a systematic investment program within the past 5 years.

CUNA Brokerage may require evidence of your qualification for these waivers.

PLEASE REFER TO THE SAIFOR A DESCRIPTION OF CLASS B SHARE WAIVERS AND ADDITIONAL CLASS A SHARE WAIVERS.

SELLING SHARES (not applicable to shareholders who have a brokerage account)

The following explains how to sell your shares by letter, phone, exchange, or internet. You may sell shares at any time. Upon request, your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent. Your order will be processed promptly.

                                   BY LETTER

          (available for accounts of any type and sales of any amount)

Write a letter of instruction indicating your account number(s), the fund name(s), your share class(es), the name(s) in which the account(s) is (are) registered and the dollar value or number of shares you wish to sell with respect to each fund.

IF YOU ARE:     TO MAKE A WRITTEN REQUEST TO SELL SHARES, YOU MUST INCLUDE:
An owner of an individual, joint, sole proprietorship, UGMA/UTMA (custodial accounts for minors) or a general partner account

- Letter of instruction

- On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

- Signature guarantee if applicable (see page 30) An owner of a corporate or association account

- Letter of instruction

- Corporate resolution, certified within the past 60 days, specifying the individual(s) authorized to sell securities

- On the letter and the resolution, the signature of the person(s) authorized to sign for the account

- Signature guarantee if applicable (see page 30)

An owner or trustee of a trust account

- Letter of instruction containing the signature(s) of the trustee(s)

- If the names of all trustees are not registered on the account, please also provide a copy of the trust document certified within the past 60 days, specifying the individual(s) authorized to sell securities

- Signature guarantee if applicable (see page 30)

A joint tenancy shareholder whose co-tenant(s) are deceased

- Letter of instruction signed by the surviving tenant

- Certified copy of death certificate(s) of the deceased co-tenant(s)

- Tax waiver (if applicable in your state)

- Signature guarantee if applicable (see page 30) An executor of a shareholder's estate

- Letter of instruction signed by the executor

- Copy of the order appointing the executor, certified within 60 days of receipt by MEMBERS Mutual Funds

- Tax waiver (if applicable in your state)

- Signature guarantee required

An administrator, conservator, guardian or other seller or the owner of an account type not listed above

- Call MEMBERS Mutual Funds at 1-800-877-6089 for instructions

Mail the materials to MEMBERS Mutual Funds using the address on page 23. A check will be mailed to the name(s) and address in which the account is registered.

In certain circumstances, you will need to make your request to sell shares in writing which may require additional documents with your request. In addition, you will need to obtain a "SIGNATURE GUARANTEE" if your address of record has changed within the past 30 days, you are selling more than $50,000 worth of shares, you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s), or for certain individual retirement account transactions (Call MEMBERSMutual Funds at 1-800-877-6089). You can generally obtain a signature guarantee from a credit union or other financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a signature guarantee.

                                    BY PHONE

     (available for most accounts, except retirement accounts, and sales of up to $50,000) For automated service, 24 hours a day using your touch-tone phone, call 1-800-877-6089

If you want to be able to make redemptions by phone, you must either fill out the "Telephone Redemption" section of your new account application or complete additional forms to add it to an existing account. To verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account, call MEMBERS Mutual Funds at 1-800-877-6089.

To place your redemption order, call MEMBERS Mutual Funds between 8 a.m. and 4:30 p.m. Central Time. Redemption requests may be placed on all business days (excluding market holidays). Checks will be mailed the next business day after the redemption request is effective.

Amounts of $1,000 or more can be wired on the next business day, provided that you have preauthorized the wiring of funds and the needed information is on file with MEMBERS Mutual Funds.

The instructions for wiring funds must specify the fund name(s), your choice of share class(es), your account number(s), the name(s) in which the account(s) is
(are) registered, and the amount of your investment with respect to each fund. Your credit union or other financial institution may charge a fee to wire the funds.

If you are selling shares, you may request that the proceeds of the sale are wired to you, provided that you have preauthorized the wiring of funds and the necessary information is on file with MEMBERS Mutual Funds. MEMBERSMutual Funds will deduct a $10 fee from your account to send the wire; your credit union or other financial institution may charge an additional fee to accept the wired funds.

Amounts of less than $1,000 may be sent by electronic funds transfer (EFT) or by check. Funds from EFT transactions are generally available by the second business day. Your credit union or other financial institution may charge a fee for this service.

                                   BY EXCHANGE

          (available for accounts of any type and sales of any amount)

Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

Call your financial representative, MEMBERS Mutual Funds at 1-800-877-6089, or use the internet at

www.membersfunds.com to request an exchange.

                                   BY INTERNET

Not currently available.
--------------------------------------------------------------------------------

      REDEMPTION REQUESTS ACCEPTED BY THE FUND AFTER 3:00 P.M. CENTRAL TIME
             WILL BE PROCESSED USING THE NEXT DAY'S NET ASSET VALUE.

GENERAL POLICIES

     - Limitation on Purchases. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. We do not accept third-party checks, credit cards, credit card checks or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. credit unions or other financial institutions. Additionally, we will not normally accept purchase orders of $250,000 or more for Class B shares from a single investor.

     - Valuation of Shares. The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3 p.m. central time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after 3:00 p.m. central time will be processed using the next day's net asset value.

     - Buy and Sell Prices. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAVminus any applicable CDSC. Purchase orders and redemption requests will be executed at the price next determine after the order or request is received in good order by MEMBERSMutual Funds.

     - Execution of Requests. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by MEMBERSMutual Funds. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

     - Telephone Transactions. For your protection, telephone request may be recorded in order to verify their accuracy. In addition, MEMBERSMutual Funds will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer IDnumber and other relevant information. MEMBERSMutual Funds is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or EFT'd or wired (if pre-authorized) to a credit union or other financial institution account.

     - Internet Transactions. For your protection, you will need your social security and account number to establish access to your account on the Internet. You will be asked to assign a unique password and need to use that password on all future visits to verify your identity. Buy and sell prices and valuation of shares procedures are consistent with the policies noted above. MEMBERS Mutual Funds is not responsible for any losses that may occur to any account due to unauthorized access.

     - Exchanges. Within an account, you may exchange shares of one fund for shares of the same class of any other fund, generally without paying any additional sales charge. (Certain exchanges will incur additional sales charges; see the SAI for more information on the exchange privilege). With the exception of the Cash Reserves Fund, only five exchanges are allowed per fund in a calendar year. If you establish a Systematic Exchange Program (see page 33) those exchanges are not included in this exchange limit policy. Class B shares will continue to "age" from the date of purchase of the original fund and will retain the same CDSC rate as they had before the exchange.

     - Householding. To reduce shareholder expenses, MEMBERSMutual Funds intends to send only one copy of its reports to a household regardless of the number of investors at the household or the number of accounts held. However, any investor can obtain additional reports upon request to MEMBERS Mutual Funds.

     - Sales in Advance of Purchase Payments. When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This will take up to ten business days after the purchase.

     - Account Statements. In general, you will receive account statements every quarter, as well as after every transaction (except for any dividend reinvestment or systematic transactions) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

     - Small Accounts Due to the high fixed cost of maintaining mutual fund accounts, MEMBERS Funds reserves the right to close any non-retirement accounts (excluding accounts set up with a systematic investment program) that have balances below $1,000. We will mail you a notice asking you to bring the account back up to $1,000 or to initiate a systematic investment program. If you do not respond within 60 days, MEMBERS Funds may sell your shares and mail the proceeds to you at your address of record.

     - Market Timing. To protect the interests of other investors in the fund, a fund may refuse any exchange order and may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than five exchanges per owner or controlling party per calendar year. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

DISTRIBUTIONS AND TAXES

The funds generally distribute most or all of their net earnings in the form of dividends and capital gains.

                           TIMING OF DIVIDEND PAYMENTS

        Fund                  Dividends Declared             Dividends Paid
    Cash Reserves                    Daily                       Monthly
        Bond                         Daily                       Monthly
     High Income                    Monthly                      Monthly
      Balanced                      Monthly                      Monthly
  Growth and Income                Annually                     Annually
Capital Appreciation               Annually                     Annually
       Mid-Cap                     Annually                     Annually
  Multi-Cap Growth                 Annually                     Annually
 International Stock               Annually                     Annually

Dividend Reinvestments. Many investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. HOWEVER, IF, FOR ANY REASON, THE CHECK IS NOT DELIVERABLE, YOUR DIVIDENDS WILL BE REINVESTED AND NO INTEREST WILL BE PAID ON AMOUNTS REPRESENTED BY THE CHECK.

Taxability of Distributions. Distributions that you receive from a fund are generally taxable. Likewise, distributions in the form of dividends, whether reinvested or taken as cash, also are generally taxable to the recipient. Dividends representing a fund's long-term capital gains distributions are taxable as capital gains; dividends representing a fund's short-term capital gains distributions or distributions of income are generally taxable as ordinary income. Any time you sell or exchange shares, it may result in you owing taxes. You are responsible for any tax liabilities generated by your transactions. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional. For more information on taxes generally, please refer to the SAI.

Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event to you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

ADDITIONAL INVESTOR SERVICES

Systematic Investment Program. You can set up regular investments from your credit union or other financial institution account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate the program at any time. Investments must be made at least once each quarter and can be as little as $25 per transaction ($50 minimum per fund per month), please see the table on page 23. Systematic investments may be transacted twice monthly, monthly, bimonthly or quarterly. To take advantage of the systematic investment program, simply complete the appropriate parts of your account application or work with your financial representative.

Payroll Deduction/Direct Deposit Program. If your employer supports a payroll deduction program, you can setup regular investments from your payroll to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate the program at any time. Investments can be as little as $25 per transaction ($50 minimum per fund per month), please see the table on page 23. To take advantage of the payroll deduction program, simply complete the MEMBERS Payroll Deduction/Direct Deposit Form or work with your financial representative. A new account application must accompany the form if you are opening a new account.

Systematic Withdrawal Program. If your account balance is at least $5,000, you can make systematic withdrawals from your account. You must fill out the relevant portion of your account application, and the payment schedule. All payees must be on the same payment schedule. To begin taking advantage of the systematic withdrawal program with an existing account, contact your financial representative or MEMBERSMutual Funds at 1-800-877-6089. On B share accounts no CDSC will be charged on systematic withdrawals that are limited annually to no more than 12% of your account's value.

Systematic Exchange Program. If your account balance is at least $5,000, you can exchange your shares for the same class of shares of other MEMBERS Mutual Funds under the systematic exchange program. You determine the frequency (no less than monthly), day of the month, and amount of your exchanges, and you can terminate the program at any time. Each systematic exchange must be at least $50 per fund. To take advantage of the systematic exchange program, simply complete the appropriate parts of your account application or work with your financial representative.

Automatic Account Rebalancing. If your Class A share account balance is at least $25,000, you can request automatic account rebalancing on a semi-annual or annual basis. You can select a model fund allocation that MEMBERS Funds has defined, or you can build your own portfolio. To take advantage of the automatic rebalancing program, simply complete the MEMBERS Automatic Account Rebalancing Form or work with your financial representative. A new account application must accompany the form if you are opening a new account.

Retirement Plans. Shares of MEMBERS Mutual Funds can be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 403(b)(7) arrangements, SIMPLE plans, code section 457 deferred compensation plans, and other pension and profit-sharing plans (products available may vary in Puerto Rico). Using these plans, you can open an account with either a minimum initial investment of $1,000 or by setting up a systematic investment program. To find out more, call a shareholder services representative at 1-800-877-6089.

PORTFOLIO MANAGEMENT

The investment adviser for MEMBERSMutual Funds is MEMBERS Capital Advisors, Inc., (formerly CIMCO Inc.) 5910 Mineral Point Road, Madison, WI 53701-0391. MEMBERS Capital Advisors was established on July 6, 1982. It provides investment advice to the investment portfolios of the CUNA Mutual Group (CUNA Mutual Insurance Society, its "permanent affiliate" CUNA Mutual Life Insurance Company and their subsidiaries and affiliates). MEMBERS Capital Advisorshas over $9.4 billion of assets under management. MEMBERS Capital Advisors employs a team approach in the management of all the funds. The Cash Reserves, Bond, Balanced, Growth and Income, and Capital Appreciation Funds are managed by teams of portfolio managers employed by MEMBERS Capital Advisors.

As payment for its services as the investment adviser for the MEMBERSMutual Funds, MEMBERS Capital Advisorsreceives a management fee based upon the assets of each fund. The management fee paid to MEMBERS Capital Advisorsis computed and accrued daily and paid monthly, at the following annual rates:

Cash Reserves Fund                             0.40%
Bond Fund                                      0.50%
High Income Fund                               0.55%
Balanced Fund                                  0.65%
Growth and Income Fund                         0.55%
Capital Appreciation Fund                      0.75%
Mid-Cap Fund                                   0.95%
Multi-Cap Growth Fund                          0.75%
International Stock Fund                       1.05%

MEMBERS Capital Advisors manages the assets of the HIGH INCOME FUND, MID-CAP FUND, MULTI-CAP GROWTH FUND and INTERNATIONAL STOCK FUND using a "manager of managers" approach under which MEMBERS Capital Advisors may manage some or all of the funds' assets and may allocate some or all of the funds' assets among one or more "specialist" subadvisers. MEMBERS Capital Advisors selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and MEMBERS Capital Advisors does not expect frequent changes in subadvisers.

MEMBERS Capital Advisors monitors the performance of each subadviser to the extent that it deems it appropriate to achieve a fund's investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the MEMBERS Mutual Funds board that a fund employ or terminate particular subadvisers. MEMBERS Mutual Funds and MEMBERS Capital Advisors received an order of the Securities Exchange Commission (Commission) that permits the MEMBERS Mutual Funds board to employ particular subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an "information statement" within 90 days of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.

As of the date of this prospectus, Massachusetts Financial Services Company ("MFS"), 505 Boylston Street, Boston, MA 02116, is the only subadviser managing the assets of the HIGH INCOME FUND. MFS also serves as investment adviser to each of the funds in the MFS family of funds, America's oldest mutual fund organization. Net assets under the management of the MFS organization were about $112.5 billion on behalf of over 6.2 million investor accounts as of December 31, 2002. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization.)

As of the date of this prospectus, Wellington Management Company, llp ("Wellington Management"), 175 State Street, Boston, MA 02109, is the only subadvisor managing the Multi-Cap Growth Fund and the small-cap portion of the assets within MID-CAP FUND. Wellington Management is a limited liability partnership that traces its origins to 1928. Wellington Management provides investment services to investment companies employee benefit plans, endowments, foundations, and other institutions and had over $302 billion in assets under management as of December 31, 2002. Stephen T. O'Brien, CFA is the Portfolio Manager from Wellington Management primarily responsible for the MID-CAP FUND and the MULTI-CAP GROWTH FUND. Mr. O'Brien joined Wellington Management in 1983 and has over 30 years of investment experience.

As of the date of this prospectus, Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, NY, NY 10020, is the only subadviser managing the assets of the INTERNATIONAL STOCK FUND. Lazard began managing separate account international equity portfolios in 1985. Lazard employs over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York-based subsidiary of Lazard Freres & Co. LLC (Lazard Freres) a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking brokerage and related services. Lazard Freres established Lazard as its investment management division and registered it with the Commission as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in London, Lazard Asset Management (Deutschland) GmbH, based in Frankfurt, Lazard Asset Management Italy, based in Milan, Lazard Japan Asset Management KK, based in Tokyo, Lazard Asset Management Egypt, based in Cairo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard Freres. Investment research is undertaken on a global basis utilizing the global investment team members worldwide. Net assets under management of Lazard were $55.9 billion as of December 31, 2002.

USE OF CERTAIN BROKERS

MEMBERS Capital Advisors may use brokerage firms that market the funds' shares or are affiliated with companies in the CUNA Mutual Group to execute portfolio trades for the funds, but only when MEMBERS Capital Advisors believes that no other firm offers a better combination of quality execution (i.e., timeliness and completeness), favorable price and value of research services.

COMPENSATION OF BROKERS AND THEIR REPRESENTATIVES

The MEMBERS Mutual Funds pay compensation to Broker/Dealers for selling the funds' shares. The Broker/Dealer passes along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges (front-end sales charges for Class A Shares and CDSCs for Class B Shares) and from 12b-1 fees (for Class B Shares) that are paid by you, the investor, out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The sales charges and 12b-1 fees paid by investors are detailed in the section "Your Account -Sale Charges," page 26. The portions of these expenses that are reallowed to the Broker/Dealers are shown in the table below. From time to time, MEMBERS Capital Advisors, at its discretion, may reallow the entire sales charge as part of a sales promotion program.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and interest expenses.

      Amount of                             Type                     Sales Charge                   Maximum
      Purchase                               of                        Paid by                    Reallowance
      Payment                               Fund                      Investors                  or Commission
                                                      CLASS A
                                      Equity funds(1)                   5.75%                        5.0%
                                         $0 to $49,999
                                      Income funds(2)                   4.75%                        4.0%

                                      Equity funds(1)                   4.75%                        4.0%
                                         $50,000 to $99,999
                                      Income funds(2)                   4.25%                        3.5%
$100,000 to $249,999                     All funds                      3.65%                        3.0%
$250,000 to $499,999                     All funds                      2.65%                        2.0%
$500,000 to $999,999                     All funds                      2.20%                        1.7%
More than $1,000,000                     All funds                      1.0%(3)                      0.8%(4)
     CLASS B
   All amounts                           All funds                      4.5%(5)                      4.0%

(1) CASH RESERVES FUND, BALANCED FUND, GROWTH AND INCOME FUND, CAPITAL APPRECIATION FUND, MID-CAP FUND, MULTI-CAP GROWTH FUND, and INTERNATIONAL STOCK FUND.

(2) BOND FUND and HIGH INCOME FUND.

(3) Maximum CDSC on A shares sold without payment of sales charges.

(4) The maximum reallowance or commission on A share purchases over $3,000,000 is 0.5%.

(5) Maximum CDSC on B shares.

FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the SAI or annual report, which are available upon request.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                               CASH RESERVES FUND

                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     INCEPTION(a)
                                                  10/31/2002      10/31/2001      10/31/2000     10/31/1999     to 10/31/1998
CLASS A

NET ASSET VALUE, Beginning of Period              $   1.00         $  1.00        $  1.00        $   1.00       $  1.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                            0.01            0.04           0.06            0.05          0.04
       Total from investment operations               0.01            0.04           0.06            0.05          0.04
   LESS DISTRIBUTIONS:
     Distributions from net investment income        (0.01)          (0.04)         (0.06)          (0.05)        (0.04)
       Total distributions                           (0.01)          (0.04)         (0.06)          (0.05)        (0.04)
Net increase in net asset value                         --              --             --              --            --
NET ASSET VALUE, End of Period                    $   1.00         $  1.00        $  1.00        $   1.00       $  1.00

TOTAL RETURN(dagger)                                  1.57%           4.50%          5.77%           4.60%         4.21%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)              $ 16,487         $11,508        $ 5,104        $  4,481       $ 4,339
Ratios of expenses to average net assets:
   Before reimbursement of expenses by
    Advisor                                           0.99%           1.25%          2.07%           2.63%         4.76%(2)
   After reimbursement of expenses by Advisor         0.55%           0.55%          0.55%           0.55%         0.55%(2)
Ratios of net investment income to average
net assets:
   After reimbursement of expenses by Advisor         1.46%           3.96%          5.61%           4.41%         4.88%(2)

CLASS B

NET ASSET VALUE, Beginning of Period              $   1.00         $  1.00        $  1.00        $   1.00       $  1.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                            0.01            0.04           0.05            0.04          0.03
       Total from investment operations               0.01            0.04           0.05            0.04          0.03
   LESS DISTRIBUTIONS:
     Distributions from net investment income        (0.01)          (0.04)         (0.05)          (0.04)        (0.03)
       Total distributions                           (0.01)          (0.04)         (0.05)          (0.04)        (0.03)

Net increase in net asset value                         --              --             --              --            --

NET ASSET VALUE, End of Period                    $   1.00         $  1.00        $  1.00        $   1.00       $  1.00

TOTAL RETURN(dagger)                                  0.81%           3.72%          4.97%           3.81%         3.50%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)              $ 17,636         $ 9,571        $ 2,865        $  3,501       $   894
Ratios of expenses to average net assets:
   Before reimbursement of expenses by
    Advisor                                           1.74%           2.00%          2.82%           3.38%         5.51%(2)
   After reimbursement of expenses by Advisor         1.30%           1.30%          1.30%           1.30%         1.30%(2)
Ratios of net investment income (loss) to
average net assets:
   After reimbursement of expenses by Advisor         0.71%           3.21%          4.86%           3.92%         4.13%(2)

------------------
(1)      Not annualized

(2)      Annualized

(dagger) Total return without applicable sales charge.

(a)      Fund commenced investment operations on December 29, 1997.

 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                                    BOND FUND

                                                  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    INCEPTION(a)
                                                  10/31/2002     10/31/2001     10/31/2000     10/31/1999    TO 10/31/1998
CLASS A

NET ASSET VALUE, Beginning of Period               $ 10.23         $  9.57        $  9.74        $10.14         $10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                            0.47            0.55           0.63          0.51           0.45
     Net  realized and unrealized gain
       (loss) on investments                         (0.06)(c)        0.67          (0.17)        (0.35)          0.14
       Total from investment operations               0.41            1.22           0.46          0.16           0.59
   LESS DISTRIBUTIONS:
     Distributions from net investment income        (0.47)          (0.56)         (0.63)        (0.51)         (0.45)
     Distributions from capital gains                   --              --             --         (0.05)            --
       Total distributions                           (0.47)          (0.56)         (0.63)        (0.56)         (0.45)
Net increase (decrease) in net asset value           (0.06)           0.66          (0.17)        (0.40)          0.14
NET ASSET VALUE, End of Period                     $ 10.17         $ 10.23        $  9.57        $ 9.74         $10.14
TOTAL RETURN(dagger)                                  4.21%          13.07%          4.89%         1.60%          6.08%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)               $63,069         $28,813        $13,279        $7,991         $4,797
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor        1.17%           1.28%          1.66%         2.02%          4.83%(2)
   After reimbursement of expenses by Advisor         0.90%           0.90%          0.90%         0.90%          0.60%(2)
Ratios of net investment income to average net
 assets:
   After reimbursement of expenses by Advisor         4.62%           5.53%          6.52%         5.18%          5.37%(2)
Portfolio Turnover                                      90%            109%           366%          725%            95%

CLASS B

NET ASSET VALUE, Beginning of Period               $ 10.24         $  9.58        $  9.75        $10.14         $10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                            0.39            0.48           0.55          0.44           0.39
     Net realized and unrealized gain
       (loss) on investments                         (0.05)(c)        0.66          (0.17)        (0.35)          0.14
       Total from investment operations               0.34            1.14           0.38          0.09           0.53
   LESS DISTRIBUTIONS:
     Distributions from net investment income        (0.40)          (0.48)         (0.55)        (0.44)         (0.39)
     Distributions from capital gains                   --              --             --         (0.04)            --
   Total distributions                               (0.40)          (0.48)         (0.55)        (0.48)         (0.39)
Net increase (decrease) in net asset value           (0.06)           0.66          (0.17)        (0.39)          0.14
NET ASSET VALUE, End of Period                     $ 10.18         $ 10.24        $  9.58        $ 9.75         $10.14
TOTAL RETURN(dagger)                                  3.44%          12.23%          4.10%         0.94%          5.36%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)               $60,517         $31,119        $10,982        $7,508         $2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor        1.92%           2.03%          2.41%         2.77%          5.58%(2)
   After reimbursement of expenses by Advisor         1.65%           1.65%          1.65%         1.65%          1.35%(2)
Ratios of net investment income to average net
  assets:
   After reimbursement of expenses by Advisor         3.87%           4.78%          5.77%         4.58%          4.62%(2)
Portfolio Turnover                                      90%            109%           366%          725%            95%

------------------
(1)      Not annualized

(2)      Annualized

(dagger) Total return without applicable sales charge.

(a)      Fund commenced investment operations on December 29, 1997.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                                HIGH INCOME FUND

                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED    INCEPTION(a)
                                                       10/31/2002     10/31/2001     10/31/2000    10/31/1999   TO 10/31/1998
CLASS A

NET ASSET VALUE, Beginning of Period                     $  7.13        $  8.02        $  8.88        $ 8.85        $ 10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                  0.58           0.74           0.81          0.80           0.61
     Net realized and unrealized gain
       (loss) on investments                               (0.55)         (0.88)         (0.86)         0.06          (1.15)
       Total from investment operations                     0.03          (0.14)         (0.05)         0.86          (0.54)
   LESS DISTRIBUTIONS:
     Distributions from net investment income              (0.59)         (0.75)         (0.81)        (0.80)         (0.61)
     Distributions from capital gains                         --             --             --         (0.03)            --
       Total distributions                                 (0.59)         (0.75)         (0.81)        (0.83)         (0.61)
Net increase (decrease) in net asset value                 (0.56)         (0.89)         (0.86)         0.03          (1.15)
NET ASSET VALUE, End of Period                           $  6.57        $  7.13        $  8.02        $ 8.88        $  8.85
TOTAL RETURN(dagger)                                        0.33%         (1.94)%        (0.81)%        9.69%         (5.78)%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                     $18,055        $10,939        $ 8,394        $7,879        $ 6,045
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor              1.59%          1.68%          1.62%         1.97%          3.52%(2)
   After reimbursement of expenses by Advisor               1.00%          1.00%          1.00%         1.00%          1.00%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor               8.55%          9.75%          9.40%         8.72%          7.47%(2)
Portfolio Turnover                                            47%            38%            41%           48%            56%

CLASS B

NET ASSET VALUE, Beginning of Period                     $  7.14        $  8.04        $  8.90        $ 8.85        $ 10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                  0.54           0.69           0.75          0.74           0.55
     Net realized and unrealized gain
       (loss) on investments                               (0.55)         (0.89)         (0.86)         0.06          (1.15)
       Total from investment operations                    (0.01)         (0.20)         (0.11)         0.80          (0.60)
   LESS DISTRIBUTIONS:
     Distributions from net investment income              (0.54)         (0.70)         (0.75)        (0.74)         (0.55)
     Distributions from capital gains                         --             --             --         (0.01)            --
   Total distributions                                     (0.54)         (0.70)         (0.75)        (0.75)         (0.55)
Net increase (decrease) in net asset value                 (0.55)         (0.90)         (0.86)         0.05          (1.15)
NET ASSET VALUE, End of Period                           $  6.59        $  7.14        $  8.04        $ 8.90        $  8.85
TOTAL RETURN(dagger)                                       (0.27)%        (2.77)%        (1.54)%        9.02%         (6.39)%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                     $15,561        $15,063        $12,271        $ 9,39        $ 3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor              2.34%          2.43%          2.37%         2.72%          4.27%(2)
   After reimbursement of expenses by Advisor               1.75%          1.75%          1.75%         1.75%          1.75%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor               7.80%          9.00%          8.65%         8.13%          6.72%(2)
Portfolio Turnover                                            47%            38%            41%           48%            56%

------------------
(1)      Not annualized

(2)      Annualized

(dagger) Total return without applicable sales charge.

(a)      Fund commenced investment operations on December 29, 1997.

 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                                  BALANCED FUND

                                                              YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED   INCEPTION(a)
                                                              10/31/2002     10/31/2001     10/31/2000   10/31/1999   TO 10/31/1998
CLASS A

NET ASSET VALUE, Beginning of Period                            $ 11.28        $ 12.65        $ 12.05      $ 10.68      $ 10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                         0.28           0.30           0.34         0.27         0.21
     Net  realized and unrealized gain
       (loss) on investments                                      (1.12)         (1.37)          0.69         1.38         0.68
       Total from investment operations                           (0.84)         (1.07)          1.03         1.65         0.89
   LESS DISTRIBUTIONS:
     Distributions from net investment income                     (0.28)         (0.30)         (0.35)       (0.27)       (0.21)
     Distributions from capital gains                             (0.00)*           --          (0.08)       (0.01)          --
       Total distributions                                        (0.28)         (0.30)         (0.43)       (0.28)       (0.21)
Net increase (decrease) in net asset value                        (1.12)         (1.37)          0.60         1.37         0.68
NET ASSET VALUE, End of Period                                  $ 10.16        $ 11.28        $ 12.65      $ 12.05      $ 10.68
TOTAL RETURN(dagger)                                              (7.59)%        (8.54)%         8.67%       15.58%        8.92%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                            $70,389        $61,836        $27,088      $15,297      $15,670
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                     1.30%          1.35%          1.28%        1.47%        3.40%(2)
   After reimbursement of expenses by Advisor                      1.10%          1.10%          1.10%        1.10%        1.10%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                      2.56%          2.55%          2.83%        2.36%        2.53%(2)
Portfolio Turnover                                                   48%            57%           187%         349%          60%

CLASS B

NET ASSET VALUE, Beginning of Period                            $ 11.29        $ 12.66        $ 12.05      $ 10.68      $ 10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                         0.20           0.21           0.25         0.18         0.14
     Net  realized and unrealized gain
       (loss) on investments                                      (1.12)         (1.37)          0.69         1.38         0.68
       Total from investment operations                           (0.92)         (1.16)          0.94         1.56         0.82
   LESS DISTRIBUTIONS:
     Distributions from net investment income                     (0.20)         (0.21)         (0.25)       (0.18)       (0.14)
     Distributions from capital gains                             (0.00)*           --          (0.08)       (0.01)          --
   Total distributions                                            (0.20)         (0.21)         (0.33)       (0.19)       (0.14)
Net increase (decrease) in net asset value                        (1.12)         (1.37)          0.61         1.37         0.68
NET ASSET VALUE, End of Period                                  $ 10.17        $ 11.29        $ 12.66      $ 12.05      $ 10.68
TOTAL RETURN(dagger)                                              (8.27)%        (9.22)%         7.93%       14.72%        8.24%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                            $90,903        $92,054        $63,669      $31,263      $ 7,440
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                     2.05%          2.10%          2.03%        2.22%        4.15%(2)
   After reimbursement of expenses by Advisor                      1.85%          1.85%          1.85%        1.85%        1.85%(2)
Ratios of net investment income (loss) to average net assets:
   After reimbursement of expenses by Advisor                      1.81%          1.80%          2.08%        1.62%        1.78%(2)
Portfolio Turnover                                                   48%            57%           187%         349%          60%

------------------
(1)      Not annualized

(2)      Annualized

(dagger) Total return without applicable sales charge.

(a)      Fund commenced investment operations on December 29, 1997.

*        Amount represents less than $(0.005) per share.

 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                             GROWTH AND INCOME FUND

                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   INCEPTION(a)
                                                              10/31/2002    10/31/2001    10/31/2000    10/31/1999   TO 10/31/1998
CLASS A

NET ASSET VALUE, Beginning of Period                           $ 11.14        $ 14.06      $  13.21       $ 10.88      $ 10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                        0.10(b)        0.06          0.07(b)       0.09         0.07
     Net  realized and unrealized gain
       (loss) on investments                                     (1.82)         (2.92)         0.84          2.33         0.89
       Total from investment operations                          (1.72)         (2.86)         0.91          2.42         0.96
   LESS DISTRIBUTIONS:
     Distributions from net investment income                    (0.05)         (0.06)        (0.04)        (0.09)       (0.07)
     Distributions from capital gains                               --             --         (0.02)           --           --
     Distributions in excess of net investment income               --             --            --            --        (0.01)
       Total distributions                                       (0.05)         (0.06)        (0.06)        (0.09)       (0.08)
Net increase (decrease) in net asset value                       (1.77)         (2.92)         0.85          2.33         0.88
NET ASSET VALUE, End of Period                                 $  9.37        $ 11.14      $  14.06       $ 13.21      $ 10.88
TOTAL RETURN(dagger)                                            (15.51)%       (20.42)%        6.90%        22.33%        9.57%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                           $53,896        $55,966      $ 46,994       $25,646      $11,169
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                    1.30%          1.29%         1.07%         1.25%        2.41%(2)
   After reimbursement of expenses by Advisor                     1.00%          1.00%         1.00%         1.00%        1.00%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                     0.91%          0.60%         0.54%         0.60%        0.81%(2)
Portfolio Turnover                                                  18%            24%           14%           19%           5%

CLASS B

NET ASSET VALUE, Beginning of Period                           $ 11.02        $ 13.96      $  13.18       $ 10.88      $ 10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                                 0.02(b)       (0.02)        (0.03)(b)     (0.01)        0.01
     Net realized and unrealized gain
       (loss) on investments                                     (1.79)         (2.92)         0.84          2.33         0.89
       Total from investment operations                          (1.77)         (2.94)         0.81          2.32         0.90
   LESS DISTRIBUTIONS:
     Distributions from net investment income                    (0.01)            --         (0.01)           --        (0.01)
     Distributions from capital gains                               --             --         (0.02)        (0.02)          --
     Distributions in excess of net investment income               --             --            --            --        (0.01)
   Total distributions                                           (0.01)            --         (0.03)        (0.02)       (0.02)

Net increase (decrease) in net asset value                       (1.78)         (2.94)         0.78          2.30         0.88
NET ASSET VALUE, End of Period                                 $  9.24        $ 11.02      $  13.96       $ 13.18      $ 10.88
TOTAL RETURN(dagger)                                            (16.09)%       (21.06)%        6.13%        21.32%        8.97%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                           $72,329        $97,081      $106,762       $55,856      $14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                    2.05%          2.04%         1.82%         2.00%        3.16%(2)
   After reimbursement of expenses by Advisor                     1.75%          1.75%         1.75%         1.75%        1.75%(2)
Ratios of net investment income (loss) to average net assets:
   After reimbursement of expenses by Advisor                     0.16%         (0.15)%       (0.21)%       (0.15)%       0.06%(2)
Portfolio Turnover                                                  18%            24%           14%           19%           5%

------------------
(1)      Not annualized

(2)      Annualized

(dagger) Total return without applicable sales charge.

(a)      Fund commenced investment operations on December 29, 1997.

(b)      Calculated based on average shares outstanding.

 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                            CAPITAL APPRECIATION FUND

                                                    YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED     INCEPTION(a)
                                                    10/31/2002      10/31/2001       10/31/2000       10/31/1999     TO 10/31/1998
CLASS A

NET ASSET VALUE, Beginning of Period                 $ 12.81          $ 16.44          $ 13.70          $ 11.04        $ 10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                      (0.02)(b)        (0.04)(b)        (0.03)(b)        (0.00)*         0.01
     Net  realized and unrealized gain
       (loss) on investments                           (3.11)           (3.59)            2.78             2.68           1.04
       Total from investment operations                (3.13)           (3.63)            2.75             2.68           1.05
   LESS DISTRIBUTIONS:
     Distributions from net investment income             --               --               --               --             --
     Distributions from capital gains                  (0.05)              --            (0.01)           (0.02)            --
     Distributions in excess of net investment
      income                                              --               --               --               --          (0.01)
       Total distributions                             (0.05)              --            (0.01)           (0.02)         (0.01)
Net increase (decrease) in net asset value             (3.18)           (3.63)            2.74             2.66           1.04
NET ASSET VALUE, End of Period                       $  9.63          $ 12.81          $ 16.44          $ 13.70        $ 11.04
TOTAL RETURN(dagger)                                  (24.54)%         (22.08)%          20.12%           24.29%         10.51%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                 $55,865          $59,801          $35,889          $13,262        $13,410
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor          1.58%            1.58%            1.37%            1.71%          3.28%(2)
   After reimbursement of expenses by Advisor           1.20%            1.20%            1.20%            1.20%          1.20%(2)
Ratios of net investment income (loss) to
   average net assets:
   After reimbursement of expenses by Advisor          (0.16)%          (0.30)%          (0.27)%          (0.05)%         0.11%(2)
Portfolio Turnover                                        25%              30%              18%              68%            10%

CLASS B

NET ASSET VALUE, Beginning of Period                 $ 12.48          $ 16.13          $ 13.54          $ 10.98        $ 10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                               (0.11)(b)        (0.15)(b)        (0.15)(b)        (0.12)         (0.02)
     Net realized and unrealized gain
       (loss) on investments                           (3.01)           (3.50)            2.75             2.68           1.01
       Total from investment operations                (3.12)           (3.65)            2.60             2.56           0.99
   LESS DISTRIBUTIONS:
     Distributions from net investment income             --               --               --               --             --
     Distributions from capital gains                  (0.05)              --            (0.01)              --             --
     Distributions in excess of net investment
       income                                             --               --               --               --          (0.01)
   Total distributions                                 (0.05)              --            (0.01)              --          (0.01)
Net increase (decrease) in net asset value             (3.17)           (3.65)            2.59             2.56           0.98
NET ASSET VALUE, End of Period                       $  9.31          $ 12.48          $ 16.13          $ 13.54        $ 10.98
TOTAL RETURN(dagger)                                  (25.12)%         (22.63)%          19.25%           23.32%          9.91%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                 $54,600          $72,667          $57,082          $23,563        $ 7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor          2.33%            2.33%            2.12%            2.46%          4.03%(2)
   After reimbursement of expenses by Advisor           1.95%            1.95%            1.95%            1.95%          1.95%(2)
Ratios of net investment loss to average
   net assets:
   After reimbursement of expenses by Advisor          (0.91)%          (1.05)%          (1.02)%          (1.03)%        (0.64)%(2)
Portfolio Turnover                                        25%              30%              18%              68%            10%

------------------
(1)      Not annualized

(2)      Annualized

(dagger) Total return without applicable sales charge.

(a)      Fund commenced investment operations on December 29, 1997.

(b)      Calculated based on average shares outstanding.

*        Amount represents less than $(0.005) per share.

 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                                  MID-CAP FUND

                                                          YEAR ENDED       INCEPTION(a)
                                                          10/31/2002       TO 10/31/2001
CLASS A

NET ASSET VALUE, Beginning Period                        $    9.48         $      10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                    0.02(b)              0.00(b)*
     Net realized and unrealized loss on investments         (0.85)               (0.52)
       Total from investment operations                      (0.83)               (0.52)
   LESS DISTRIBUTIONS:
     Distributions from net investment income                (0.01)                  --
     Distributions from capital gains                        (0.00)*                 --
       Total distributions                                   (0.01)                  --
Net decrease in net asset value                              (0.84)               (0.52)
NET ASSET VALUE, End of Period                           $    8.64        $        9.48
TOTAL RETURN(dagger)                                         (8.79)%              (5.20)%(1)

RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, End of Period (in 000's)                     $  22,650        $      15,345
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.97%                2.29%(2)
   After reimbursement of expenses by Advisor                 1.40%                1.40%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                 0.18%                0.03%(2)
Portfolio Turnover                                              31%                  30%

CLASS B

NET ASSET VALUE, Beginning Period                        $    9.43        $       10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                     (0.06)(b)            (0.05)(b)
     Net realized and unrealized loss on investments         (0.83)               (0.52)
       Total from investment loss operations                 (0.89)               (0.57)

   LESS DISTRIBUTIONS:
     Distributions from net investment income                   --                   --
     Distributions from capital gains                        (0.00)*                 --
       Total distributions                                   (0.00)                  --
Net decrease in net asset value                              (0.89)               (0.57)
NET ASSET VALUE, End of Period                           $    8.54        $        9.43
TOTAL RETURN(dagger)                                         (9.43)%              (5.70)%(1)

Ratios/Supplemental Data:
NET ASSETS, End of Period (in 000's)                     $  11,765        $       6,192
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.72%                3.04%(2)
   After reimbursement of expenses by Advisor                 2.15%                2.15%(2)
Ratios of net investment loss to average net assets:
   After reimbursement of expenses by Advisor                (0.57)%              (0.72)%(2)
Portfolio Turnover                                              31%                  30%

------------------
(1)      Not annualized

(2)      Annualized

(dagger) Total return without applicable sales charge.

(a)      Fund commenced investment operations on February 28, 2001.

(b)      Calculated based on average shares outstanding.

*        Amount represents less than $0.005 per share.

 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                             MULTI-CAP GROWTH FUND+

                                                                YEAR ENDED       YEAR ENDED       INCEPTION(a)
CLASS A                                                         10/31/2002       10/31/2001       TO 10/31/2000
NET ASSET VALUE, Beginning of Period                        $      4.27        $       7.87      $    10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                          (0.02)(b)           (0.02)          (0.02)(b)
     Net realized and unrealized
       loss on investments                                        (0.76)              (3.58)          (2.11)
       Total from investment operations                           (0.78)              (3.60)          (2.13)
Net decrease in net asset value                                   (0.78)              (3.60)          (2.13)
NET ASSETS VALUE, End of Period                             $      3.49        $       4.27      $     7.87
TOTAL RETURN(dagger)                                             (18.27)%            (45.74)%        (21.30)%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                        $     7,915        $     13,263      $   20,731
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                     2.60%               2.36%           1.75%(2)
   After reimbursement of expenses by Advisor                      1.20%               1.20%           1.20%(2)
Ratios of net investment loss to average net assets:
   After reimbursement of expenses by Advisor                     (0.55)%             (0.46)%         (0.42)%(2)

Portfolio Turnover                                                  214%                230%            151%

CLASS B

NET ASSET VALUE, Beginning of Period                        $      4.22        $       7.83      $    10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                          (0.05)(b)           (0.07)          (0.06)(b)
     Net realized and unrealized loss
       on investments                                             (0.75)              (3.54)          (2.11)
       Total from investment operations                           (0.80)              (3.61)          (2.17)
Net decrease in net asset value                                   (0.80)              (3.61)          (2.17)
NET ASSETS VALUE, End of Period                             $      3.42        $       4.22      $     7.83

TOTAL RETURN(dagger)                                             (18.96)%            (46.10)%        (21.70)%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                        $     6,050        $      6,902      $    8,666
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                     3.35%               3.11%           2.50%(2)
   After reimbursement of expenses by Advisor                      1.95%               1.95%           1.95%(2)
Ratios of net investment loss to average net assets:
   After reimbursement of expenses by Advisor                     (1.30)%             (1.21)%         (1.17)%(2)
Portfolio Turnover                                                  214%                230%            151%

------------------

(1)      Not annualized

(2)      Annualized

(dagger) Total return without applicable sales charge.

(a)      Fund commenced investment operations on February 29, 2000.

(b)      Calculated based on average shares outstanding.

+        Effective May 1, 2002, the Board of Trustees approved changes to the name and subadvisor of the MEMBERS Emerging Growth Fund. The new name is the MEMBERS Multi-Cap Growth Fund. MEMBERS Capital Advisors entered into a subadvisor agreement with Wellington Management Company, LLP for the management of this Fund's investments.

 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                   EACH PERIOD

                            INTERNATIONAL STOCK FUND

                                                    YEAR ENDED     YEAR ENDED        YEAR ENDED      YEAR ENDED   INCEPTION(a)
                                                    10/31/2002     10/31/2001        10/31/2000      10/31/1999   TO 10/31/1998
CLASS A

NET ASSET VALUE, BEGINNING OF PERIOD               $    7.31      $    9.55         $   11.45       $   10.34     $   10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                              0.07(b)        0.04              0.04(b)         0.14          0.08
     Net realized and unrealized gain
       (loss) on investments                           (0.38)         (2.21)            (0.98)           1.56          0.27
       Total from investment operations                (0.31)         (2.17)            (0.94)           1.70          0.35
   LESS DISTRIBUTIONS:
     Distributions from net investment income             --          (0.07)            (0.14)          (0.14)        (0.01)
     Distributions from capital gains                     --             --             (0.82)          (0.45)           --
       Total distributions                                --          (0.07)            (0.96)          (0.59)        (0.01)
Net increase (decrease) in net asset value             (0.31)         (2.24)            (1.90)           1.11          0.34
NET ASSET VALUE, End of Period                     $    7.00      $    7.31         $    9.55       $   11.45     $   10.34
TOTAL RETURN(dagger)                                   (4.24)%       (22.88)%           (9.29)%         17.00%         3.60%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)               $  25,732      $  25,829         $  32,071       $  33,214     $  27,656
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor          2.29%          2.14%             2.06%           2.18%         2.76%(2)
   After reimbursement of expenses by Advisor           1.60%          1.60%             1.60%           1.60%         1.60%(2)
Ratios of net investment income (loss) to
 average net assets:
   After reimbursement of expenses by Advisor           0.69%          0.45%             0.43%           1.30%         1.15%(2)
Portfolio Turnover                                        47%            86%              117%             57%           60%

CLASS B

NET ASSET VALUE, BEGINNING OF PERIOD               $    7.25      $    9.48         $   11.38       $    0.28     $   10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                       0.02(b)       (0.02)            (0.03)(b)        0.05          0.03
     Net realized and unrealized gain
       (loss) on investments                           (0.38)         (2.20)            (0.98)           1.56          0.26
       Total from investment operations                (0.36)         (2.22)            (1.01)           1.61          0.29
   LESS DISTRIBUTIONS:
     Distributions from net investment income             --          (0.01)            (0.07)          (0.05)        (0.01)
     Distributions from capital gains                     --             --             (0.82)          (0.46)           --
   Total distributions                                    --          (0.01)            (0.89)          (0.51)        (0.01)
Net increase (decrease) in net asset value             (0.36)         (2.23)            (1.90)           1.10          0.28
NET ASSET VALUE, End of Period                     $    6.89      $    7.25         $    9.48       $   11.38     $   10.28
TOTAL RETURN(dagger)                                   (4.97)%       (23.48)%           (9.92)%         16.09%         2.90%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)               $   4,591      $   4,787         $   5,497           3,326     $   1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor          3.04%          2.89%             2.81%           2.93%         3.51%(2)
   After reimbursement of expenses by Advisor           2.35%          2.35%             2.35%           2.35%         2.35%(2)
Ratios of net investment income (loss) to
 average net assets:
   After reimbursement of expenses by Advisor          (0.06)%        (0.30)%           (0.32)%          0.63%         0.40%(2)
Portfolio Turnover                                        47%            86%              117%             57%           60%

--------------------------------------------------------------------------------
(1)      Not annualized

(2)      Annualized

(dagger) Total return without applicable sales charge.

(a)      Fund commenced investment operations on December 29, 1997.

(b)      Calculated based on average shares outstanding.

                                   APPENDIX A
                 CHART 1 -- INVESTMENT ADVISER PAST PERFORMANCE

The performance data set forth below relates to the historic performance of the similarly managed funds of the Ultra Series Fund ("USF") for the periods indicated. The USF are a series of variable insurance products funds that have investment objectives, policies, strategies and risks substantially similar to those of the MEMBERS Mutual Funds. They have been managed by members of MEMBERS Capital Advisors' portfolio management team or subadvisers who also manage the MEMBERS Mutual Funds. Similar performance data is also set forth below regarding the MFS(R) High Income Fund. The MFS(R) High Income Fund is an open-ended mutual fund that is managed by the same portfolio management team that provides subadvisory services for the MEMBERSHigh Income Fund. The investment objectives, policies, strategies and risks are substantially similar between each of those funds. The performance data is provided to illustrate the past performance of the investment teams in managing substantially similar investment portfolios and does not represent the performance of the MEMBERS Mutual Funds. Investors should not consider this performance data as an indication of future performance of the MEMBERS Mutual Funds.

The performance data was calculated after deducting all fees and charges actually incurred by the USF and MFS(R) Funds. During the periods shown, CUNA MutualLife Insurance Company and its affiliates and MFS absorbed certain expenses for the funds. If the funds paid these expenses, the performance shown would have been less favorable.

                    ULTRA SERIES MONEYMARKET FUND PERFORMANCE
                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                                           ONE-YEAR    FIVE-YEAR    TEN-YEAR
USF MONEY MARKET FUND                        1.50%        4.24%       4.25%

90-DAY U.S. TREASURY BILL                    1.70%        4.30%       4.50%

         BEST CALENDAR QUARTER:     3Q '00      1.56%
         WORST CALENDAR QUARTER:    4Q '02      0.35%

                       ULTRA SERIES BOND FUND PERFORMANCE
                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                                           ONE-YEAR    FIVE-YEAR    TEN-YEAR
USF BOND FUND                                8.55%       6.34%         6.33%

LEHMAN BROS. INT. GOV./CREDIT BOND INDEX     9.84%       7.48%         7.08%

         BEST CALENDAR QUARTER:     2Q '95      5.29%
         WORST CALENDAR QUARTER:    1Q '94     -2.51%

                       MFS(R) HIGH INCOME FUND PERFORMANCE
                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                                           ONE-YEAR    FIVE-YEAR    TEN-YEAR
MFS(R) HIGH INCOME FUND CLASS A              0.76%       0.50%        5.90%

LEHMAN BROTHERS HIGH YIELD BOND INDEX       -1.41%       0.38%        5.86%

         BEST CALENDAR QUARTER:     1Q '93      7.55%
         WORST CALENDAR QUARTER:    3Q '98     -7.74%

                     ULTRA SERIES BALANCED FUND PERFORMANCE
                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                                           ONE-YEAR    FIVE-YEAR    TEN-YEAR
USF BALANCED FUND                          -11.13%       3.04%        7.29%

BLENDED SYNTHETIC INDEX*                    -6.32%       3.81%        8.03%

         BEST CALENDAR QUARTER:     4Q '98     11.44%
         WORST CALENDAR QUARTER:    3Q '02     -8.46%

* The comparative index is a blend of the S&P 500 Index (45%), the Lehman Brothers Intermediate Government/Credit Bond Index (40%) and 90-day U.S. Treasury Bills (15%).

              ULTRA SERIES GROWTH AND INCOME STOCK FUND PERFORMANCE
                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                                           ONE-YEAR    FIVE-YEAR    TEN-YEAR
USF GROWTH AND INCOME STOCK FUND           -21.55%      -0.35%        9.13%

S&P 500 INDEX                              -22.10%      -0.59%        9.34%

         BEST CALENDAR QUARTER:     4Q '98      17.82%
         WORST CALENDAR QUARTER:    3Q '02     -19.76%

            ULTRA SERIES CAPITAL APPRECIATION STOCK FUND PERFORMANCE
                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                                           ONE-YEAR    FIVE-YEAR    TEN-YEAR
USF CAPITAL APPRECIATION STOCK FUND        -31.41%      -0.32%        N/A

S&P SUPERCOMPOSITE 1500 INDEX              -21.31%      -0.07%        N/A

         BEST CALENDAR QUARTER:     4Q '98     20.84%
         WORST CALENDAR QUARTER:    2Q '02    -20.73%

(1) The fund began operations on January 3, 1994. Data is for the period from January 3 through December 31, 1994.

              CHART 2 -- EXPENSES AFTER WAIVERS AND REIMBURSEMENTS

The examples shown on the next page are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.

The tables show what expenses you would pay if you INVESTED $10,000 in each fund over the various time periods indicated with the expenses charged after waivers and reimbursements. The examples assume you reinvested all dividends and that the average annual return for each fund was 5%.

Assuming operating expenses after expense waivers and reimbursements and that you redeemed your entire investment at the end of each period:

                                       CLASS A                                 CLASS B
                         YEAR 1    YEAR 3    YEAR 5   YEAR 10   YEAR 1    YEAR 3      YEAR 5    YEAR 10
Cash Reserves           $  628   $   741   $   865   $  1225   $  582   $   762    $    913    $  1363
Bond                       562       748       950      1530      618       870        1097       1757
High Income                572       778      1001      1641      628       901        1149       1867
Balanced                   681       905      1146      1838      638       932        1201       1976
Growth and Income          671       875      1096      1729      628       901        1149       1867
Capital Appreciation       690       934      1197      1946      648       962        1252       2084
Mid-Cap                    709       993      1297      2158      668      1023        1354       2296
Multi-Cap Growth           690       934      1197      1946      648       962        1252       2084
International Stock        728      1051      1396      2366      688      1083        1455       2503

Assuming operating expenses after expense waivers and reimbursements and that you did not redeem your entire investment at the end of each period:

                                         CLASS A                               CLASS B
                         YEAR 1    YEAR 3    YEAR 5   YEAR 10   YEAR 1    YEAR 3     YEAR 5     YEAR 10
Cash Reserves           $  628   $   741   $   865   $  1225   $  132   $   412    $    713    $  1363
Bond                       562       748       950      1530      168       520         897       1757
High Income                572       778      1001      1641      178       551         949       1867
Balanced                   681       905      1146      1838      188       582        1001       1976
Growth and Income          671       875      1096      1729      178       551         949       1867
Capital Appreciation       690       934      1197      1946      198       612        1052       2084
Mid-Cap                    709       993      1297      2158      218       673        1154       2296
Multi-Cap Growth           690       934      1197      1946      198       612        1052       2084
International Stock        728      1051      1396      2366      238       733        1255       2503

The following documents contain more information about the funds and are available free upon request:

Statement of Additional Information (SAI). The SAI contains additional information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semiannual Reports. The funds' annual and semiannual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

Requesting documents. You may request a free copy of the SAI and these reports, make shareholder inquiries or request further information about the funds either by contacting your financial representative or by contacting the funds at:
MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390, Telephone:
1-800-877-6089, Internet: www.membersfunds.com.

Public Information. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090. Reports and other information about the funds also are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

                                                              Investment Company
                                                              File No. 811-08261

                       STATEMENT OF ADDITIONAL INFORMATION

                              MEMBERS MUTUAL FUNDS
                                CUNA Mutual Group
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705

         THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE MEMBERS MUTUAL FUNDS, WHICH IS REFERRED TO HEREIN. THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, DATED FEBRUARY 28, 2003, CALL 1-800-877-6089 OR WRITE MEMBERS MUTUAL FUNDS, P.O. BOX 8390, BOSTON, MA 02266-8390.

                                February 28, 2003

TABLE OF CONTENTS


                                                                                  PAGE
GENERAL INFORMATION.............................................................    1

INVESTMENT PRACTICES............................................................    1
         Lending Portfolio Securities...........................................    1
         Restricted and Illiquid Securities.....................................    1
         Options on Securities and Securities Indices...........................    2
         Futures Contracts and Options on Futures Contracts.....................    4
         Foreign Transactions...................................................    7
         Certain Bond Fund Practices............................................   12
         Lower-Rated Corporate Debt Securities..................................   12
         Other Debt Securities..................................................   13
         Convertible Securities.................................................   15
         Repurchase Agreements..................................................   15
         Reverse Repurchase Agreements..........................................   15
         Government Securities..................................................   16
         Forward Commitment and When-Issued Securities..........................   16
         Mortgage-Backed and Asset-Backed Securities............................   17
         Other Securities Related to Mortgages..................................   17
         Real Estate Investment Trusts..........................................   20
         Practices that are Authorized but not Presently Employed...............   20
         Higher-Risk Securities and Practices...................................   22

FUND NAMES......................................................................   26

INVESTMENT LIMITATIONS..........................................................   26

TEMPORARY DEFENSIVE POSITIONS...................................................   27

PORTFOLIO TURNOVER..............................................................   27

MANAGEMENT OF THE TRUST.........................................................   28
         Trustees and Officers..................................................   28
         Relationship With The Fund.............................................   28
         Interested Trustees and Officers.......................................   28
         Trustee Compensation...................................................   31

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST..................   33

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES.................   33

PORTFOLIO MANAGEMENT............................................................   35
         The Management Agreement with MEMBERS Capital Advisors, Inc............   35
         MEMBERS Capital Advisors, Inc..........................................   37
         The Management Agreements with Subadvisers.............................   37
         The Subadviser for the High Income Fund................................   38
         The Subadviser for the Multi-Cap Growth Fund...........................   38
         The Subadviser for the International Stock Fund........................   39

DISTRIBUTION (12B-1) PLANS AND AGREEMENT........................................   40

TRANSFER AGENT..................................................................   41

CUSTODIAN.......................................................................   40

INDEPENDENT ACCOUNTANTS.........................................................   41

                                       i
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
BROKERAGE.......................................................................   42

HOW SECURITIES ARE OFFERED......................................................   43
         Shares of Beneficial Interest..........................................   43
         Voting Rights..........................................................   44
         Limitation of Shareholder Liability....................................   44
         Limitation of Trustee and Officer Liability............................   44
         Limitation of Interseries Liability....................................   44

MORE ABOUT PURCHASING AND SELLING SHARES........................................   45
         Offering Price.........................................................   45
         Initial Sales Charge on Class A Shares.................................   45
         Deferred Sales Charge on Class B Shares................................   46
         Special Redemptions....................................................   48

NET ASSET VALUE OF SHARES.......................................................   48
         Cash Reserves Fund.....................................................   49
         Valuation Procedures...................................................   49

ADDITIONAL INVESTOR SERVICES AND PROGRAMS.......................................   50
         Systematic Investment Program..........................................   50
         Systematic Withdrawal Program..........................................   50
         Exchange Privilege and Systematic Exchange Program.....................   50
         Reinstatement or Reinvestment Privilege................................   51

DIVIDENDS, DISTRIBUTIONS AND TAXES..............................................   51
         Distributor............................................................   56

CALCULATION OF YIELDS AND TOTAL RETURNS.........................................   57
         Cash Reserves Fund Yields..............................................   57
         Other Fund Yields......................................................   58
         Average Annual Total Returns...........................................   59
         Average Annual Total Return (After Taxes on Distributions).............   60
         Other Total Returns....................................................   60

FINANCIAL STATEMENTS............................................................   61

GENERAL INFORMATION

The MEMBERS Mutual Funds (the "Trust") is an investment company consisting of nine separate investment portfolios or funds (each, a "fund") each of which has a different investment objective(s). Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The nine funds are: CASH RESERVES, BOND, HIGH INCOME, BALANCED, GROWTH AND INCOME, CAPITAL APPRECIATION, MID-CAP, MULTI-CAP GROWTH AND INTERNATIONAL STOCK.

The Trust was formed as a business trust under the laws of the State of Delaware on May 21, 1997. As a Delaware business trust, the Trust's operations are governed by its Declaration of Trust dated May 16, 1997 (the "Declaration") and Certificate of Trust, dated May 16, 1997 (the "Certificate"). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration, as amended from time to time, upon such shareholder's initial purchase of shares of beneficial interest in any one of the funds.

INVESTMENT PRACTICES

MEMBERS Mutual Funds is a diversified open-end management investment company consisting of nine individual investment portfolios or funds, each with its own investment objective and policies. The prospectus describes the investment objective and policies of each of the nine funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.

LENDING PORTFOLIO SECURITIES

All funds, except the CASH RESERVES FUND, may lend portfolio securities. Such loans will be made only in accordance with guidelines established by the Trustees and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with the fund equal at all times to at least 100% of the value of the securities. The fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable obligations of high quality. The fund will retain the right to call the loaned securities and intends to call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the fund's assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is sufficient to replace the full amount of the loaned securities. To mitigate this risk, loans will be made only to firms deemed by the funds' investment adviser, MEMBERS Capital Advisors, Inc., to be creditworthy and will not be made unless, in MEMBERS Capital Advisors' judgment, the consideration to be earned from such loans would justify the risk.

RESTRICTED AND ILLIQUID SECURITIES

Each fund may invest in illiquid securities up to the percentage limits described on page 25 (Higher-Risk Securities and Practices table). MEMBERS Capital Advisors or the fund's subadviser (collectively referred to herein as the "Investment Adviser") is responsible for determining the value and liquidity of investments held by each fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").


Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Trust's board of trustees or by the Investment Adviser or subadviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by the International Stock and High Income Funds of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.


OPTIONS ON SECURITIES AND SECURITIES INDICES

Writing Options. All of the funds (except the CASH RESERVES FUND) may write
(sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will own the securities subject to the option so long as the option is outstanding. A fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, a written call option or put option may be covered by maintaining cash or liquid, high grade debt securities (either of which may be denominated in any currency) in a segregated account with its custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund's net exposure on its written option position.

The funds (other than the CASH RESERVES FUND) may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

Purchasing Options. The funds (other than the CASH RESERVES FUND) may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.

A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.


Yield Curve Options. The Bond, High Income and Balanced Funds may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, the fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.


Yield curve options written by the Bond, High Income and Balanced Funds will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high grade debt securities sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.


Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The funds (other than the CASH RESERVES FUND) may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "Commission") changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The funds (other than the CASH RESERVES FUND) may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund (other than the CASH RESERVES FUND) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. These funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly (than would otherwise be possible) the effective price, rate of return or currency exchange rate on portfolio securities or securities that a fund owns or proposes to acquire. A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of a fund's portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates than available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted a fund will engage in futures transactions and in related options transactions only for bona fide hedging or to seek to increase total return to the extent permitted by CFTC regulations. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures for the purpose of seeking to increase total return will not exceed 5 percent of the net asset value of the fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Dividends, Distributions, and Taxes" section later in this document).

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.

Perfect correlation between a fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to hedge a fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

FOREIGN TRANSACTIONS

Foreign Securities. Each fund may invest in foreign securities (as defined below), although the CASH RESERVES FUND is limited to U.S. dollar-denominated foreign money market securities (as defined below). The percentage limitations on each fund's investment on foreign securities is set forth in the prospectus.

Foreign securities refers to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs", and foreign money market securities.

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.

Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, "foreign money market securities") present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. Each of the funds may invest in ADRs, and each of the funds other than the CASH RESERVES FUND may invest in GDRs and EDRs.

ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.

Investments in Emerging Markets. THE HIGH INCOME, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund's investments in those countries and the availability to the fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the HIGH INCOME, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS' investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and these funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, MEMBERS Capital Advisors and its affiliates, a subadviser and its affiliates, and each such person's respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.


Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the High Income, Multi-Cap Growth and International Stock Funds may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates.



An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The High Income, Multi-Cap Growth and International Stock Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these two funds may invest in securities quoted or denominated in other currency "baskets."


Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund's NAV to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund's total assets, adjusted to reflect the fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund's Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. The HIGH INCOME, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. In addition, these two funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund's Investment Adviser determines that there is a pattern of correlation between the two currencies.

These two funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund's Investment Adviser.

Options on Foreign Currencies. The HIGH INCOME, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund's Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Risks Associated with Options Transactions" section earlier in this document for a discussion of the liquidity risks associated with options transactions.

Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to see the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The HIGH INCOME FUND and INTERNATIONAL STOCK FUND may each purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the "Higher-Risk Securities and Practices" table later in this document for each fund's limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the fund.

The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.


Interest Rate Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. The High Income and International Stock Funds may each enter into interest rate and currency swaps for hedging purposes and to seek to increase total return. The High Income Fund may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The High Income Fund typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the High Income Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the funds with another party of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, these two funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.


The HIGH INCOME FUND only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund's obligations over its entitlements with respect to swap transactions. Neither fund enters into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund's Investment Adviser.


The use of interest rate and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the fund's Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the High Income or International Stock Funds would be less favorable than it would have been if this investment technique were not used.


Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, neither fund's Investment Adviser believe that swaps constitute senior securities as defined in the Act and, accordingly, will not treat swaps as being subject to such fund's borrowing restrictions. An amount of cash or liquid, high grade debt securities having an aggregate net asset value at least equal to the entire amount of the payment stream payable by the fund will be maintained in a sewed account by the fund's custodian. A fund will not enter into any interest rate swap (including caps, floors and collars) or currency swap unless the credit quality of the unsecured senior debt or the claim paying ability of the other party thereto is considered to be investment grade by the fund's Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the Securities and Exchange Commission takes the position that currency swaps are illiquid investments subject to these funds' 15% limitation on such investments.


CERTAIN BOND FUND PRACTICES


The Bond, High Income and Balanced Funds (collectively, the "Bond Funds") invest a significant portion of their assets in debt securities. As stated in the prospectus, the Bond and Balanced Funds will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, management will retain that instrument only if management believes it is in the best interest of the fund. Management does not currently intend to invest more than ten percent (10%) of the total assets of either the Bond or Balanced Funds in corporate debt securities which are not in the four highest ratings by Standard & Poor's Rating Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") ("non-investment grade" or "junk" securities), but, on occasion, each fund may do so. The High Income Fund may invest all of its assets in non-investment grade securities. See "Lower-Rated Corporate Debt Securities" below for a description of these securities and their attendant risks.



All three bond funds may also make use of derivatives, including but not limited to options, futures and swaps to manage risks and returns, including the risk of fluctuating interest rates. These instruments will be used to control risk or obtain additional income and not with a view toward speculation. The Bond and Balanced Funds will invest only in futures and options which are traded on U.S. exchanges or boards of trade. The High Income Fund may invest in non-U.S. futures and options.


In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. Purchases of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no bond fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date.

LOWER-RATED CORPORATE DEBT SECURITIES

As described in the prospectus, each fund, other than the CASH RESERVES FUND, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poor's or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's).

An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's net asset value to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

OTHER DEBT SECURITIES

U.S. Government Securities. All of the funds may purchase U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

Each fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

Custody Receipts. All of the funds may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

Zero Coupon, Deferred Interest and Pay-in-Kind. The HIGH INCOME and MULTI-CAP GROWTH FUNDS may invest in zero coupon bonds as well as in deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.

Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until matured.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the HIGH INCOME FUND will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on their investment. In addition, the fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Shareholder Taxation" section later in this document.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's terms to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

Foreign Government Securities. All of the funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Structured Securities. The HIGH INCOME FUND may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

CONVERTIBLE SECURITIES

The HIGH INCOME, BALANCED, GROWTH AND INCOME, CAPITAL APPRECIATION, MID-CAP, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, the fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the HIGH INCOME FUND invests are not subject to any minimum rating criteria. The convertible debt securities in which the other funds may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.

REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund's total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund's total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Investment Adviser will monitor the creditworthiness of the banks involved.

GOVERNMENT SECURITIES

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S., but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the fund may invest are securities issued by a corporation or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. (See "Mortgage-Backed and Asset-Backed Securities.")

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES

Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Bond, HIGH INCOME, BALANCED and GROWTH AND INCOME FUNDS may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a credit union or other financial institution unaffiliated with the Trust, or other credit enhancements may be present.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

The CASH RESERVES and BOND FUNDS may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by credit unions or other financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of each fund's investments. Subject to the appropriate regulatory approvals, the CASH RESERVES and BOND FUNDS may purchase securities issued by pools that are structured, serviced, or otherwise supported by MEMBERS Capital Advisors or its affiliates.

OTHER SECURITIES RELATED TO MORTGAGES

Mortgage Pass-Through Securities. The HIGH INCOME FUND may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issue or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.

Interests in pools or mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCS") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The HIGH INCOME FUND may also buy mortgage-related securities without insurance or guarantees.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The HIGH INCOME FUND may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The HIGH INCOME FUND may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranch", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The HIGH INCOME FUND may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities. The HIGH INCOME FUND may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an "IO" (the right to receive all of the interest) while the other class will receive a "PO" (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the HIGH INCOME FUND may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

Mortgage Dollar Rolls. The HIGH INCOME FUND may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

REAL ESTATE INVESTMENT TRUSTS

The BOND, HIGH INCOME, BALANCED, MID-CAP, MULTI-CAP GROWTH and GROWTH AND INCOME FUNDS may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITS) are also subject to interest rate risks.

PRACTICES THAT ARE AUTHORIZED BUT NOT PRESENTLY EMPLOYED

If any fund invests in options, financial futures, stock index futures and related options, no more than 10% of the fund's total assets will be at risk thereby.


All of the funds may invest in foreign securities, although only the International Stock, mid-cap and High Income Funds are expected to do so with any regularity. However, all of the funds may, and are expected to, invest in American Depository Receipts ("ADRs") traded on U.S. exchanges. ADRs represent shares of foreign issues traded on foreign exchanges and may have many of the risks associated with foreign securities.


If a fund enters into reverse repurchase agreements, firm commitment agreements or standby commitment agreements, the fund will obtain approval from the Board of Trustees to establish a segregated account with the fund's custodian. The segregated account will hold liquid assets and the cash value of the segregated account will be not less than the market value of the futures contracts and call options thereon, reverse repurchase agreements, firm commitment agreements and standby commitment agreements.

TYPES OF INVESTMENT RISK

Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.

Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.

Management Risk. The risk that a strategy used by a fund's investment adviser or subadviser may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort.

Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), the fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

Valuation Risk. The risk that the market value of an investment falls substantially below the fund's valuation of the investment.

HIGHER-RISK SECURITIES AND PRACTICES

------------------------------------------------------------------------------------------------------------------------------------

     SECURITY OR PRACTICE                              DESCRIPTION                                            RELATED RISKS
------------------------------------------------------------------------------------------------------------------------------------
American Depository Receipts     ADRs are receipts typically issued by a U.S. financial            Market, currency, information,
(ADRs)                           institution which evidence ownership of underlying securities     natural event, and political
                                 of foreign corporate issuers.  Generally, ADRs are in             risks (i.e., the risks of foreign
                                 registered form and are designed for trading in U.S. markets.     securities).
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities          Securities backed by pools of commercial and/or consumer          Credit, extension, prepayment,
                                 loans such as motor vehicle installment sales, installment        and interest rate risks.
                                 loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit
                                 card) agreements and other categories of receivables.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                        The borrowing of money from financial institutions or through     Leverage and credit risks.
                                 reverse repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Market Securities       Any foreign securities primarily traded on exchanges located      Credit, market, currency,
                                 in or issued by companies organized or primarily operating in     information, liquidity, interest
                                 countries that are considered lesser developed than countries     rate, valuation, natural event,
                                 like the U.S., Australia, Japan, or those of Western Europe.      and political risks.
------------------------------------------------------------------------------------------------------------------------------------
European and Global Depository   EDRs and GDRs are receipts evidencing an arrangement with a       Market, currency, information,
Receipts (EDRs and GDRs)         non-U.S. financial institution similar to that for ADRs and       natural event, and political
                                 are designed for use in non-U.S. securities markets. EDRs         risks (i.e., the risks of foreign
                                 and GDRs are not necessarily quoted in the same currency as       securities).
                                 the underlying security.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Money Market Securities  Short-term debt obligations issued either by foreign              Market, currency, information,
                                 financial institutions or by foreign branches of U.S.             interest rate, natural event, and
                                 financial institutions or foreign issuers.                        political risks.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Foreign Securities                 Securities issued by companies organized or whose principal     Market, currency, information,
                                   operations are outside the U.S., securities issued by           natural event, and political
                                   companies whose securities are principally traded outside the   risks.
                                   U.S., or securities denominated or quoted in foreign
                                   currency.  The term "foreign securities" includes ADRs, EDRs,
                                   GDRs, and foreign money market securities.
------------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency           Contracts involving the right or obligation to buy or sell a    Currency, liquidity, and leverage
Exchange Contracts                 given amount of foreign currency at a specified price and       risks.  When used for hedging,
                                   future date.                                                    also has hedging, correlation,
                                                                                                   and opportunity risks.  When used
                                                                                                   speculatively, also has
                                                                                                   speculation risks.
------------------------------------------------------------------------------------------------------------------------------------
Futures Contracts (including       a In general, an agreement to buy or sell a specific            Interest rate,currency, market,
 financial futures contracts)      amount of commodity, financial instrument,or index at           hedging or speculation, leverage,
                                   a particular price on a stipulated future date. Financial       correlation, liquidity, credit,
                                   futures contracts include interest rate futures contracts,      and opportunity risks.
                                   securities index futures contracts, and currency futures
                                   contracts. Unlike an option, a futures contract obligates the buyer to buy and the to sell the underlying commodity or
                                   financial instrument at the agreed-upon price and date or to pay or receive money in an amount equal to such price.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities                Any investment that may be difficult or impossible to sell      Liquidity, valuation and market
                                   within 7 days for the price at which the fund values it.        risks.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed                    Securities backed by pools of mortgages, including              credit extension repayment
 Securities                        prepayment, passthrough certificates, planned                   and intrest rate risks.
                                   amortization classes (PACs), targeted amortization classes
                                   (TACs), collateralized mortgage obligations (CMOs), and when available, pools of mortgage loans generated by credit
                                   unions.
------------------------------------------------------------------------------------------------------------------------------------
Non-Investment Grade Securities    Investing in debt securities rated below BBB/Baa (i.e.,         Credit, market, interest rate,
                                   "junk" bonds).                                                  liquidity, valuation, and
                                                                                                   information risks.
------------------------------------------------------------------------------------------------------------------------------------
Options (including options on      In general, an option is the right to buy (called a "call")     Interest rate, currency, market,
financial futures contracts)       or sell (called a "put") property for an agreed-upon price at   hedging or speculation,leverage,
                                   any time prior to an expiration date. Both call and put         correlation, liquidity, credit,
                                   options may be either written (i.e., sold) or purchased on      and opportunity risks.
                                   securities, indices, interest rate futures contracts, index futures contracts, or currency futures contracts.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements              The purchase of a security that the seller agrees to buy back   Credit risk.
                                   later at the same price plus interest.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities              Securities originally issued in a private placement rather      Liquidity, valuation, and market
                                   than a public offering.  These securities often cannot be       risks.
                                   freely traded on the open market.
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements      The lending of short-term debt securities; often used to        Leverage and credit risks.
                                   facilitate borrowing.
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending                 The lending of securities to financial institutions, which      Credit risk.
                                   provide cash or government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------
Shares of Other Investment         The purchase of shares issued by other investment Companies     Market risks and the layering of
companies.                         These investments are subject to the fees and expenses          fees and expenses.
                                   of both the MEMBERS Mutual Funds and the other investment
                                   company.
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Trading                 Selling a security soon after purchase or purchasing it         Market risk.
                                   soon after it was sold (a fund engaging in short-term trading will have higher turnover and transaction expenses).
------------------------------------------------------------------------------------------------------------------------------------
Smaller Capitalizati on Companies  The purchase of securities issued by a company with             Market risk.
                                   a market capitalization (i.e., the price per share of its
                                   common stock multiplied by the number of shares of common
                                   stock outstanding) of less than $1 billion.
------------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities and         The purchase or sale of securities for delivery at a future     Market, opportunity, and leverage
Forward Commitments                date; market value may change before delivery.                  risks.
------------------------------------------------------------------------------------------------------------------------------------

Higher-Risk Securities and Practices Table. The following table shows each fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Growth   Capital          Multi-Cap
                                               Cash                 High                and      Appre-            Growth    Int'l
                                             Reserves    Bond     Income   Balanced    Income     ci     Mid-Cap             Stock
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
Borrowing; Reverse Repurchase Agreements        30         30        30       30          30         30      30       30        30
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                           *           *        *        *           *          *        *        *        *
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending                              X          30        30       30          30         30      30       30        30
------------------------------------------------------------------------------------------------------------------------------------
Short-term Trading                              *           *        *        *           *          *        *        *        *
------------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities; Forward Commitments     25         25        25       25          25         25      25        *        25
------------------------------------------------------------------------------------------------------------------------------------
Conventional Securities
------------------------------------------------------------------------------------------------------------------------------------
Shares of Other Investment Companies            10       10**      10**     10**        10**       10**    10**     10**      10**
------------------------------------------------------------------------------------------------------------------------------------
Non-Investment Grade Securities                 X          20        *        10           5          5       5        5         5
------------------------------------------------------------------------------------------------------------------------------------
Foreign Securities                              25(1)      25        50       25          25         25      25       25        *
------------------------------------------------------------------------------------------------------------------------------------
Emerging Market Securities                      X          10        25       10           X         X       10       10        25
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities(2)                          10         15        15       15          15         15      15       15        15
------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities                           25**       15      30**       15          15         15      15       15        15
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed Securities                      X          50       30        25          10         X        X        X         X
------------------------------------------------------------------------------------------------------------------------------------
Derivative Securities and Contracts
------------------------------------------------------------------------------------------------------------------------------------
Options and Futures Contracts
------------------------------------------------------------------------------------------------------------------------------------
-  Options on Securities or Indices             X        10**      10**     10**        10**       10**    10**     10**      10**
------------------------------------------------------------------------------------------------------------------------------------
-  Futures Contracts(3)                         X         5**       5**      5**         5**        5**     5**      5**      5**
------------------------------------------------------------------------------------------------------------------------------------
-  Options on Futures Contracts(3)              X        10**      10**     10**        10**       10**    10**     10**      10**
------------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts     X        10**        10     10**        10**       10**    10**       10      10**
------------------------------------------------------------------------------------------------------------------------------------

(1)  U.S. Dollar-denominated foreign money market securities only.

(2)  Numbers in this row refer to net, rather than total, assets.

(3)  Financial futures contracts and related options only.

Legend

30       A number indicates the maximum percentage of total assets (but see note
         (2)) that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the fund's annual and semi-annual reports.

* One asterisk means that there is no policy limitation on the fund's usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

** Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "x" mark means that the fund is not permitted to use that practice or invest in that type of security.

FUND NAMES

In compliance with Rule 35d-1 of the Investment Company Act, a fund name that suggests the fund will focus its investments in a particular industry, group of industries, or type of investment must invest at least 80% of its assets in the particular industry, group of industries, or type of investment that the name suggests. The rule includes, but is not limited to, funds whose names include the terms "small, mid or large capitalization", "municipal and municipal bond", "high-yield", "stock", the name of a country or geographical region, tax-exempt, or an industry name. We believe the BOND, HIGH INCOME, MID-CAP and INTERNATIONAL STOCK FUNDS come under this rule. Shareholders of funds subject to this rule will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.

INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The following restrictions are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). No fund may:

(1) with respect to 75% of the fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

(2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

(3) borrow money, except (a) the fund may borrow from banks (as defined in the 1940 Act) as through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

(4) make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;

(6) purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities;

(7) invest in commodities or commodity contracts, except that the fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

(8) issue senior securities to the extent such issuance would violate applicable law.

The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund. No fund will:

(1) sell securities short or maintain a short position except for short sales against the box; or

(2) invest in foreign securities in excess of the following percentages of the value of its total assets:

         CASH RESERVES FUND               25%, limited to U.S.
                                               dollar denominated foreign
                                               money market securities
         BOND FUND                        25%
         HIGH INCOME FUND                 50%
         BALANCED FUND                    25%
         GROWTH AND INCOME FUND           25%
         CAPITAL APPRECIATION FUND        25%
         MID-CAP FUND                     25%
         MULTI-CAP GROWTH FUND            25%
         INTERNATIONAL STOCK FUND         100%

(3) purchase any security which is not readily marketable if more than 15% (10% for the CASH RESERVES, GROWTH AND INCOME, and CAPITAL APPRECIATION FUNDS) of the net assets of the fund taken at market value, would be invested in such securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

TEMPORARY DEFENSIVE POSITIONS

Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions.

PORTFOLIO TURNOVER

While the CASH RESERVES FUND is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations. Because money market instruments have short maturities, the CASH RESERVES FUND expects to have a high portfolio turnover, but since brokerage commissions are not customarily charged on money market instruments, a high turnover should not affect the fund's NAV or net investment income.

Each fund (other than the CASH RESERVES FUND) will trade securities held by it whenever, in the Investment Adviser's view, changes are appropriate to achieve the stated investment objectives. Other than the BOND, BALANCED and MULTI-CAP GROWTH FUNDS, the Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund (other than the BOND, BALANCED and MULTI-CAP GROWTH FUNDS) will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year (excluding turnover of securities having a maturity of one year or less). The Investment Adviser anticipates that this increased turnover will continue in the future and rates may exceed 100%. The increased turnover results from a more aggressive management style to take fuller advantage of opportunities in the bond market. In the Investment Adviser's view, market illiquidity and dealer risk aversion have distorted traditional trading relationships.

MANAGEMENT OF THE TRUST

MEMBERS Mutual Funds are governed by a Board of Trustees. The Trustees have the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the funds.

The board, from time to time, may include individuals who may be deemed to be affiliated persons of MEMBERS Capital Advisors, the fund's adviser. At all times, however, the majority of board members will not be affiliated with MEMBERS Capital Advisors or the funds.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act.

TRUSTEES AND OFFICERS


Relationship With The Fund



Interested Trustees and Officers



----------------------------   ----------------   -----------   --------------------------------   -------------   -----------------
                                                                                                      NUMBER OF
                                POSITION(S)                                                          PORTFOLIOS
  NAME, ADDRESS AND            HELD WITH THE      LENGTH OF       PRINCIPAL OCCUPATION DURING        OVERSEEN IN     OTHER OUTSIDE
    YEAR OF BIRTH                  FUND          SERVICE(1)             PAST FIVE YEARS             FUND COMPLEX   DIRECTORSHIPS (5)
----------------------------   ----------------   -----------   --------------------------------   -------------   -----------------
Michael S. Daubs(2)(3)         Trustee,           1997 -        CUNA Mutual Insurance Society            19
5910 Mineral Point Road        Chairman           Present       Madison, WI Chief Officer -
Madison, WI 53705                                               Investments, 1990 - Present
Year of Birth: 1943
                                                                MEMBERS Capital Advisors, Inc.
                                                                Madison, WI
                                                                President, 1982 - Present

                                                                CUNA Mutual Life Insurance
                                                                Company, Madison, WI
                                                                Chief Officer - Investments,
                                                                1973 - Present
----------------------------   ----------------   -----------   --------------------------------   -------------   -----------------
Lawrence R. Halverson(2)(4)    Trustee,           1997 -        MEMBERS Capital Advisors, Inc.           19
5910 Mineral Point Road        President and      Present       Madison, WI
Madison, WI 53705              Principal                        Senior Vice President, Equities
Year of Birth: 1945            Executive                        1996 - Present
                               Officer
                                                                CUNA Brokerage Services, Inc.
                                                                Madison, WI
                                                                President,
                                                                1996 - 1998
----------------------------   ----------------   -----------   --------------------------------   -------------   -----------------

----------------------------   ----------------   -----------   --------------------------------   -------------   -----------------
                                                                                                      NUMBER OF
                                POSITION(S)                                                          PORTFOLIOS
  NAME, ADDRESS AND            HELD WITH THE      LENGTH OF       PRINCIPAL OCCUPATION DURING        OVERSEEN IN     OTHER OUTSIDE
    YEAR OF BIRTH                  FUND          SERVICE(1)             PAST FIVE YEARS             FUND COMPLEX   DIRECTORSHIPS (5)
----------------------------   ----------------   -----------   --------------------------------   -------------   -----------------
Mary E. Hoffmann(2)(7)         Treasurer          1998 -        MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road                           Present       Madison, WI                              19
Madison, WI  53705                                              Assistant Vice President -
Year of Birth: 1970                                             Finance & Operations, 2001 -
                                                                Present

                                                                MEMBERS Capital Advisors, Inc.
                                                                Madison, WI
                                                                Product Operations and Finance
                                                                Manager, 1998 - 2001

                                                                CUNA Mutual Insurance Society
                                                                Madison, WI
                                                                Investment Accounting Supervisor
                                                                ,1996 - 1998
----------------------------   ----------------   -----------   --------------------------------   -------------   -----------------
Holly S. Baggot(2)             Secretary and      1999 -        MEMBERS Capital Advisors, Inc.           9
5910 Mineral Point Road        Assistant          Present       Madison, WI
Madison, WI 53705              Treasurer                        Senior Manager - Product and
Year of Birth: 1960                                             Fund Operations, 2001 - Present

                                                                Operations & Administration
                                                                Manager, 1998 - 2001
----------------------------   ----------------   -----------   --------------------------------   -------------   -----------------
Dan Owens(2)(7)                Assistant                        MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road        Treasurer          2000 -        Madison, WI                             19
Madison, WI 53705                                 Present       Senior Manager - Portfolio
Year of Birth: 1966                                             Operations, 2001 - Present

                                                                Investment Operations Manager,
                                                                1999 - 2001

                                                                AmerUS Capital Management
                                                                Des Moines, Iowa
                                                                Manager, Investment Accounting
                                                                - Reporting, 1998 - 1999

                                                                AmerUs Life Holdings, Inc.
                                                                Des Moines, Iowa
                                                                Senior Investment Accountant,
                                                                1994 - 1998
----------------------------   ----------------   -----------   --------------------------------   -------------   -----------------

Disinterested Trustees



----------------------------   ----------------   -----------   --------------------------------   -------------   -----------------
                                                                                                      NUMBER OF
                                POSITION(S)                                                          PORTFOLIOS
  NAME, ADDRESS AND            HELD WITH THE      LENGTH OF       PRINCIPAL OCCUPATION DURING        OVERSEEN IN     OTHER OUTSIDE
    YEAR OF BIRTH                  FUND          SERVICE(1)             PAST FIVE YEARS             FUND COMPLEX   DIRECTORSHIPS (5)
----------------------------   ----------------   -----------   --------------------------------   -------------   -----------------
Gwendolyn M. Boeke             Trustee            1997 -        Wartburg Theological Seminary
2000 Heritage Way                                 Present       Development Association, Dubuque         19
Waverly, IA 50677                                               , Iowa
Year of Birth: 1934                                             Development Associate
                                                                1997 - Present
                                                                Evangelical Lutheran Church in
                                                                America Foundation, Chicago,
                                                                Illinois
                                                                Regional Director, 1990 -
                                                                Present Wartburg College
                                                                Dubuque, Iowa
                                                                Director, 1986-2001
----------------------------   ----------------   -----------   --------------------------------   -------------   -----------------
Alfred L. Disrud               Trustee            1997 -        Planned Giving Services                  19
2000 Heritage Way                                 Present       Waverly, Iowa
Waverly, IA 50677                                               Owner, 1986 - Present
Year of Birth: 1921
----------------------------   ----------------   -----------   --------------------------------   -------------   -----------------
Thomas C. Watt                 Trustee            1997 -        Vision Development Services,Inc.         19        Wells Fargo Bank
2000 Heritage Way                                 Present       Consultant, Waterloo, Iowa                            Community
Waverly, IA 50677                                               1997 - Present                                         Director,
Year of Birth: 1936                                                                                                1985 - Present
                                                                MidAmerica Energy Company
                                                                Waterloo, Iowa
                                                                Manager, Business Initiatives,
                                                                1987 - 1999
----------------------------   ----------------   -----------   --------------------------------   -------------   -----------------


Relationship With Affiliates


-----------------------   ---------------------------------------   -------------------------------   ------------------------------
                          POSITIONS HELD WITH AFFILIATED            NUMBER OF REGISTERED INVESTMENT   NAME OF REGISTERED INVESTMENT
                          PERSONS OR PRINCIPAL UNDERWRITER            COMPANIES FOR WHICH THE SAME     COMPANY FOR WHICH THE SAME
         NAME                   OF THE TRUST (6)                        POSITION IS HELD (7)              POSITION IS HELD (7)
-----------------------   ---------------------------------------   -------------------------------   ------------------------------
Michael S. Daubs          MEMBERS Capital Advisors, Inc.
                          President & Director,
                          1982 - Present
-----------------------   ---------------------------------------   -------------------------------   ------------------------------
Lawrence R. Halverson     MEMBERS Capital Advisors, Inc.
                          Senior Vice President,
                          1996 - Present
                          Secretary, 1992 - Present
-----------------------   ---------------------------------------   -------------------------------   ------------------------------
Holly S. Baggot           MEMBERS Capital Advisors, Inc.
                          Senior Manager, Product & Fund
                          Operations
                          2001 - Present
-----------------------   ---------------------------------------   -------------------------------   ------------------------------
Mary E. Hoffmann          MEMBERS Capital Advisors, Inc.
                          Assistant Vice President - Finance                    10                         Ultra Series Fund
                          & Operations, 2001 - Present
-----------------------   ---------------------------------------   -------------------------------   ------------------------------

-----------------------   ---------------------------------------   -------------------------------   ------------------------------
                          POSITIONS HELD WITH AFFILIATED            NUMBER OF REGISTERED INVESTMENT   NAME OF REGISTERED INVESTMENT
                          PERSONS OR PRINCIPAL UNDERWRITER            COMPANIES FOR WHICH THE SAME     COMPANY FOR WHICH THE SAME
        NAME                       OF THE TRUST (6)                        POSITION IS HELD (7)              POSITION IS HELD (7)
-----------------------   ---------------------------------------   -------------------------------   ------------------------------
Dan Owens                 MEMBERS Capital Advisors, Inc.                        10                           Ultra Series Fund
                          Senior Manager, Portfolio
                          Operations,
                          2001 - Present
-----------------------   ---------------------------------------   -------------------------------   ------------------------------
Gwendolyn M. Boeke        None
-----------------------   ---------------------------------------   -------------------------------   ------------------------------
Alfred L. Disrud          None
-----------------------   ---------------------------------------   -------------------------------   ------------------------------
Thomas C. Watt            None
-----------------------   ---------------------------------------   -------------------------------   ------------------------------

(1) The board of trustees and officers of the Fund do not currently have term limitations.

(2)      "Interested person" as defined in the 1940 Act.

(3) Mr. Daubs is considered an "interested" trustee because of the position he holds with the investment advisor of the Trust.

(4) Mr. Halverson is considered an "interested" trustee because of the position he holds with the investment advisor of the Trust.

(5)      Include only directorships with companies that:

         (a) have a class of securities registered with the SEC under the Securities Exchange Act, section 12; or

         (b) are subject to the requirements of section 15(d) of the Securities Exchange Act; or

         (c)      are registered as an investment adviser.

(6)      Only for interested persons.

(7)      Only Mary Hoffmann and Dan Owens meet this disclosure requirement.

TRUSTEE COMPENSATION

------------------------   --------- -----------------   ------------------------------
                                 AGGREGATE                  TOTAL COMPENSATION FROM
                              COMPENSATION FROM               FROM TRUST AND FUND
      TRUSTEE NAME                TRUST(1)                       COMPLEX(1)(2)
------------------------   --------- -----------------   ------------------------------
Michael S. Daubs(3)                 None                           None
------------------------   --------- -----------------   ------------------------------
Lawrence R. Halverson(3)            None                           None
------------------------   --------- -----------------   ------------------------------
Gwendolyn M. Boeke                 $6,750                         $13,500
------------------------   --------- -----------------   ------------------------------
Alfred L. Disrud                   $6,750                         $13,500
------------------------   --------- -----------------   ------------------------------
Thomas C. Watt                     $6,750                         $13,500
------------------------   --------- -----------------   ------------------------------

(1)      Amounts for the fiscal year ending October 31, 2002.

(2)      "Fund Complex" includes the Trust and the Ultra Series Fund.

(3)      Non-compensated interested trustee.

There have been no arrangements or understandings between any officer or director and any other person(s) pursuant to which (s)he was selected as a director or officer.

COMMITTEES

Audit Committee

Members:          Gwendolyn M. Boeke
                  Alfred L. Disrud

Function:

(1)      Meet with the Trust's independent public accountants to:


               (a)      review the arrangements for and scope of the audit;



               (b) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audit;



               (c) consider the independent auditors' comments and suggestions with respect to the Trust's financial policies, accounting procedures and internal accounting controls; and



               (d) review the form of opinion the auditors propose to render to the Trust;



(2) Review memoranda, if any, prepared by the independent auditors setting forth any recommended procedural changes;



(3) Consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the independent auditors;



(4) Review audit and non-audit services provided to the Trust by such independent auditors and the fees charged for such services;



(5) Consider whether to retain the auditors for the next fiscal year and, in connection therewith, evaluate the independence of the auditors; and



(6) Report to the Board from time to time and make such recommendations with respect to the above and such other matters as the Audit Committee may deem necessary or appropriate.


The Audit Committee met one time in 2002.

Valuation Committee (Fair Value Committee)

Members:          Lawrence Halverson
                  Michael Daubs
                  Thomas Watt
Function:

Make a good faith determination of the fair value of portfolio securities that have no readily available market quotation.


The Fair Value Committee did not meet in 2002.


DIRECTORS' HOLDINGS
Interested Directors

------------------------   ----------------------   -------------------------------------------------------
    NAME OF DIRECTOR       DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                            SECURITIES IN MEMBERS   REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN
                               MUTUAL FUNDS(2)              FAMILY OF INVESTMENT COMPANIES(1)(2)
------------------------   ----------------------   -------------------------------------------------------
Michael S. Daubs           $ 10,001 - $50,000       Over $100,000
------------------------   ----------------------   -------------------------------------------------------
Lawrence R. Halverson      $ 10,001 - $50,000       $ 50,001 - $100,000
------------------------   ----------------------   -------------------------------------------------------

Disinterested Directors

------------------------   ----------------------   -------------------------------------------------------
Gwendolyn M. Boeke         $ 10,001 - $50,000       $ 10,001 - $50,000
------------------------   ----------------------   -------------------------------------------------------
Alfred L. Disrud           $ 10,001 - $50,000       $ 10,001 - $50,000
------------------------   ----------------------   -------------------------------------------------------
Thomas C. Watt                    None                     None
------------------------   ----------------------   -------------------------------------------------------


(1)      Information provided is as of December 31, 2002.
         Dollar Ranges are as follows: None; $1 - $10,000; $10,001-$50,000;
         $50,001 - $100,000; Over $100,000



(2)


SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST

Class A shares may be offered without front-end sales charges to Trustee/directors, officers, and employees of CUNA Mutual Group or any of its affiliated companies (each a "CUNA Mutual Group employee"), anyone who was a CUNA Mutual Group employee within the previous twelve months, any immediate family member of a CUNA Mutual Group employee residing in a CUNA Mutual Group employee's household and any UGMA/UTMA custodial account sponsored by a CUNA Mutual Group employee.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES

Based upon seed money and other subsequent investments, individually or combined, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. own more than 25% of the shares of certain funds as indicated in the chart below and may be deemed to control each fund. The following table sets forth 5% or more ownership of Class A shares of each fund as of January 31, 2003.

CLASS A

-----------------------------------   ---------   ------   --------   --------   ------   --------   --------   ---------   ------
                                                                                 GROWTH   CAPITAL    MID-CAP    MULTI-CAP   INT'L
                                       CASH                             HIGH      AND     APPRE-      STOCK      GROWTH     STOCK
             SHAREHOLDER              RESERVE      BOND    BALANCED    INCOME    INCOME   CIATION     FUND        FUND*
-----------------------------------   ---------   ------   --------   --------   ------   --------   --------   ---------   ------
CUNA Mutual Insurance Society           11.51                                                                                15.60
5910 Mineral Point Road
Madison, WI 53705
-----------------------------------   ---------   ------   --------   --------   ------   --------   --------   ---------   ------
CUNA Mutual Life Insurance Co.          11.52               14.05      25.50               16.51      36.88                  9.36
5910 Mineral Point Road
Madison, WI 53705
-----------------------------------   ---------   ------   --------   --------   ------   --------   --------   ---------   ------
CUMIS Insurance Society, Inc.                                6.12                                                            55.73
5910 Mineral Point Road
Madison, WI  53705
-----------------------------------   ---------   ------   --------   --------   ------   --------   --------   ---------   ------
Trust Under CMIS Non-Qual Deferred                 5.98                           5.66      5.54
Compensation Plan for Employees
5910 Mineral Point Rd
Madison WI 53705
-----------------------------------   ---------   ------   --------   --------   ------   --------   --------   ---------   ------
L Dennis Duffy                           8.68
10780 Oakwilde Ave
Stockton CA 95212
-----------------------------------   ---------   ------   --------   --------   ------   --------   --------   ---------   ------

*As of January 31, 2003, the Multi-Cap Growth Fund did not have any ownership over 5%.

CLASS B

As of January 31, 2003, all Class B share funds did not have any ownership over 5%.

Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their seed money and initial investments, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. may each be able to significantly influence the outcome of any shareholder vote.


The funds' board members, officers and directors, as a group, owned less than 1% of all of the funds' outstanding voting securities on January 31, 2003.

PORTFOLIO MANAGEMENT

THE MANAGEMENT AGREEMENT WITH MEMBERS CAPITAL ADVISORS, INC.

The Management Agreement ("Agreement") requires that MEMBERS Capital Advisors, Inc. provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies and restrictions of each fund. As compensation for its services, the Trust pays MEMBERS Capital Advisors a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

----------------------   ----------------   -------------------   -------------------   -------------------
                                            Total Advisory Fees   Total Advisory Fees   Total Advisory Fees
                                            Incurred During the   Incurred During the   Incurred During the
                                             Fiscal Year Ended     Fiscal Year Ended     Fiscal Year Ended
       Fund               Management Fee     October 31, 2002      October 31, 2001      October 31, 2000
----------------------   ----------------   -------------------   -------------------   -------------------
Cash Reserves                 0.40%              $  103,583          $   52,255           $   31,220
----------------------   ----------------   -------------------   -------------------   -------------------
Bond                          0.50%              $  432,610             182,460               84,362
----------------------   ----------------   -------------------   -------------------   -------------------
High Income                   0.55%              $  162,092             130,088              104,432
----------------------   ----------------   -------------------   -------------------   -------------------
Balanced                      0.65%              $1,109,117             790,296              425,620
----------------------   ----------------   -------------------   -------------------   -------------------
Growth and Income             0.55%              $  860,960             867,814              631,743
----------------------   ----------------   -------------------   -------------------   -------------------
Capital Appreciation          0.75%              $1,041,366             855,457              438,194
----------------------   ----------------   -------------------   -------------------   -------------------
Mid-Cap                       0.95%              $  315,358             100,869                 --
----------------------   ----------------   -------------------   -------------------   -------------------
Multi-Cap Growth              0.75%              $  132,589             180,003              127,737
----------------------   ----------------   -------------------   -------------------   -------------------
International Stock           1.05%              $  340,221             368,692              403,418
----------------------   ----------------   -------------------   -------------------   -------------------
TOTAL                                            $4,497,896          $3,527,934           $2,246,726
----------------------   ----------------   -------------------   -------------------   -------------------

MEMBERS Capital Advisors has contractually agreed to absorb all ordinary business expenses, other than management, 12b-1, and service fees, of each fund in excess of the following percentages of the average daily net assets of the funds (excluding taxes, interest and other extraordinary items):

   Fund                         Other Expense "Cap"
   ----                         -------------------
CASH RESERVES                          0.15%
BOND                                   0.15%
HIGH INCOME                            0.20%
BALANCED                               0.20%
GROWTH AND INCOME                      0.20%
CAPITAL APPRECIATION                   0.20%
MID-CAP                                0.20%
MULTI-CAP GROWTH                       0.20%
INTERNATIONAL STOCK                    0.30%

MEMBERS Capital Advisors makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the funds' investment portfolios; furnishes office space for the Trust; provides the Trust with such accounting data concerning the investment activities of the Trust as is required to be prepared and files all periodic financial reports and returns required to be filed with the Commission and any other regulatory agency; continuously monitors compliance by the Trust in its investment activities with the requirements of the 1940 Act and the rules promulgated pursuant thereto; and renders such periodic and special reports to the Trust as may be reasonably requested with respect to matters relating to MEMBERS Capital Advisors' duties.

The board of trustees, including a majority of the independent trustees, considered whether to approve the Trust's investment advisory and subadvisory agreements, with the assistance of independent counsel to the independent trustees. The board of trustees considered the advisory fee structure of each of the Funds in light of a variety of factors, including (a) the nature and quality of services to be provided to the Trust, its Portfolios and their respective shareholders; (b) the investment adviser's anticipated costs in providing those services and its probability in providing such services; (c) the economies of scale, if any, to be realized by the investment adviser; (d) the management fees compared to those other comparable mutual funds; (e) the expense ratios compared with those of other comparable mutual funds; and (f) other benefits to be derived in connection with the investment adviser's or subadviser's relationship with the Trust.

As part of its consideration of the quality of services to be provided to the Trust, Funds and shareholders by the Adviser, the board of trustees reviewed the Adviser's anticipated profit/loss situation with respect to each Fund and on an aggregate basis, and the board of trustees, including a majority of the independent trustees, considered the Adviser's anticipated profit/loss situation to be reasonable in relation to the nature, quality and costs of the Adviser's services.

As part of its consideration of the economies of scale and advisory fees, the board of trustees also considered the projected expense ratios of the Funds and the costs incurred by the Adviser as a result of contractual expense limitations imposed. In comparing the expense ratio of each of the Funds to those of other mutual funds, the board of trustees, including a majority of the independent trustees, took into account that the projected expense ratios compared favorable to those of other comparable mutual funds.

On September 4, 1997, the Management Agreement was approved by the sole initial shareholder of the Trust after approval and recommendation by the Trustees of the Trust, including a majority of Trustees who are not parties to the Management Agreement or interested persons to any such party as defined in the 1940 Act, on September 4, 1997. The Management Agreement, unless sooner terminated, shall continue until two years from its effective date and thereafter shall continue automatically for periods of one calendar year so long as such continuance is specifically approved at least annually: (a) by the Trustees or by a vote of a majority of the outstanding votes attributable to the shares of the class representing an interest in the fund; and (b) by a vote of a majority of those Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, provided the Management Agreement may be terminated as to any fund or to all funds by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees or by a majority vote of the outstanding votes attributable to the shares of the applicable fund or by MEMBERS Capital Advisors on sixty (60) days written notice to the other party. The Management Agreement will terminate automatically in the event of its assignment.

The Management Agreement provides that MEMBERS Capital Advisors shall not be liable to the Trust or any shareholder for anything done or omitted by it, or for any losses that may be sustained in the purchase, holding or sale of any security, except for an act or omission involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Management Agreement.

CUNA Brokerage Services, Inc. 5910 Mineral Point Road, Madison, WI 53705 is the Trust's principal underwriter.

MEMBERS CAPITAL ADVISORS, INC.


CUNA Mutual Life Insurance Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors. CUNA Mutual Insurance Society is the sole owner of CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation is the sole owner of CUNA Brokerage Services, Inc. ("CUNA Brokerage"), the Trust's principal underwriter. MEMBERS Capital Advisors has servicing agreements with CUNA Mutual Insurance Society and with CUNA Mutual Life Insurance Company. CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company entered into a permanent affiliation July 1, 1990. At the current time, all of the directors of CUNA Mutual Insurance Society are also directors of CUNA Mutual Life Insurance Company and the two companies are managed by the same group of senior executive officers. MEMBERS Capital Advisors' directors and principal officers are as follows:

        Joyce A. Harris                  Director and Chair
        George A. Nelson                 Director and Vice Chair
        Michael S. Daubs                 Director and President
        James C. Hickman                 Director
        Michael B. Kitchen               Director
        Lawrence R. Halverson            Senior Vice President
        Jeffrey B. Pantages              Senior Vice President
        Thomas J. Merfeld                Senior Vice President and Secretary
        Mark T. Warshauer                Senior Vice President
        Mary E. Hoffmann                 Treasurer and Assistant Vice President
        Tracy K. Lien                    Assistant Secretary

THE MANAGEMENT AGREEMENTS WITH SUBADVISERS

As described in the prospectus, MEMBERS Capital Advisors manages the assets of the HIGH INCOME, MID-CAP, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS using a "manager of managers" approach under which MEMBERS Capital Advisors allocates each fund's assets among one or more "specialist" subadvisers (each, a "Subadviser"). The Trust and MEMBERS Capital Advisors have received an order from the Commission that permits the hiring of Subadvisers without shareholder approval. If MEMBERS Capital Advisors hires a new Subadviser pursuant to the order shareholders will receive an "information statement" within 90 days of a change in Subadvisers that will provide relevant information about the reasons for the change and any new Subadviser(s).

Even though Subadvisers have day-to-day responsibility over the management of HIGH INCOME, MID-CAP, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS, MEMBERS Capital Advisors retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination, and replacement.


MEMBERS Capital Advisors may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the High Income, Mid-Cap, Multi-Cap Growth And International Stock Funds.

THE SUBADVISER FOR THE HIGH INCOME FUND


As of the date of the prospectus, Massachusetts Financial Services Company (MFS) is the only subadviser managing the assets of the High Income Fund. For its services to the fund, MFS receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:

Percentage                Net Assets Managed by MFS
----------                -------------------------
  0.375%                      First $100 million
  0.350%                      Next $150,000,000
  0.325%                      Next $250,000,000
  0.300%                      Over $500,000,000

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to MFS as follows:

Fiscal Year Ended
  October 31                                            Amount
-----------------                                      --------
    2002                                               $113,018
    2001                                                 91,121
    2000                                                 73,720

THE SUBADVISER FOR THE MID-CAP FUND

As of the date of the prospectus, Wellington Management Company LLP (Wellington Management) is the only subadviser managing some of the assets of the MID-CAP FUND. For its services to the fund, Wellington Management receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, equal on an annual basis to 0.60% of net assets managed by Wellington Management.

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Wellington Management as follows:

Fiscal Year Ended
  October 31                                            Amount
-----------------                                      --------
    2002                                               $39,829
    2001                                                12,741
    2000                                                    --

THE SUBADVISER FOR THE MULTI-CAP GROWTH FUND

As of the date of the prospectus, Wellington Management Company LLP (Wellington Management) is the only subadviser managing the assets of the MULTI-CAP GROWTH FUND. For its services to the fund, Wellington Management receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:

Percentage                Net Assets Managed by Wellington Management
----------                -------------------------------------------
   0.50%                                First $100,000,000
   0.40%                                Over $100,000,000

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Wellington Management as follows:

Fiscal Year Ended
  October 31                                           Amount
-----------------                                     --------
     2002                                             $  32,870

Pursuant to an Investment Sub-Advisory Agreement between MEMBERS Capital Advisors and Massachusetts Financial Services (MFS) that was terminated May 1, 2002, MEMBERS Capital Advisors paid a management fee to MFS as follows:


Fiscal Year Ended
  October 31                                        Amount
-----------------                                  --------
     2002                                          $ 49,964
     2001                                           107,894
     2000                                            76,637



THE SUBADVISER FOR THE INTERNATIONAL STOCK FUND


As of the date of the prospectus, Lazard Asset Management ("Lazard") is the only subadviser managing the assets of the INTERNATIONAL STOCK FUND.

For its services to the fund, Lazard receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:

EAFE Subportfolio:                                             Emerging Markets Subportfolio:              0.75%
------------------                                             -----------------------------
         First $25 million                  0.65%
         Next $25 million                   0.55%              International Small Cap Subportfolio:       0.75%
                                                               ------------------------------------
         Above $50 million                  0.50%

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Lazard as follows:

Fiscal Year Ended
    October 31                                       Amount
-----------------                                  ---------
     2002                                          $224,168
     2001                                           241,135
     2000                                           131,634


Pursuant to an Investment Sub-Advisory Agreement between MEMBERS Capital Advisors and IAI International Limited that was terminated on October 31, 2000, MEMBERS Capital Advisors paid a management fee to IAI as follows:



Fiscal Year Ended
    October 31                                       Amount
-----------------                                  ---------
   2002                                            $      --
   2001                                                   --
   2000                                              179,739

DISTRIBUTION (12b-1) PLANS AND AGREEMENT

The Trust has entered into a Distribution Agreement with CUNA Brokerage. Under the Distribution Agreement, CUNA Brokerage is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with CUNA Brokerage. CUNA Brokerage accepts orders for the purchase of the shares of the Trust at NAV next determined plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Trust, CUNA Brokerage and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the prospectus.

The Trust's Board of Trustees also adopted Distribution Plans with respect to the Trust's Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees will be used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (iii) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that CUNA Brokerage is not fully reimbursed for expenses it incurs under the Class B Plan in any fiscal year, CUNA Brokerage may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Trust's obligation to make further payments at any time. Accordingly, the Trust does not treat unreimbursed expenses relating to the Class B shares as a liability.

The Plans were approved by the initial shareholder of the Trust. The Plans have also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, CUNA Brokerage provides the Trust with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the fund's outstanding shares of the applicable class in each case upon 60 days' written notice to CUNA Brokerage; and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding shares of the class of the Trust which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Trustees and the Independent Trustees of the Trust. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the fund.

Amounts paid to CUNA Brokerage by any class of shares of the Trust will not be used to pay the expenses incurred with respect to any other class of shares of the Trust; provided, however, that expenses attributable to the Trust as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time.

The table below shows the dollar amount spent by the fund for the fiscal year ending October 31, 2002 for each of the following items:

--------------------------------------------------------------------------------
1)       Advertising;                                             $
--------------------------------------------------------------------------------
2)       Printing and mailing of prospectuses to other than       $
current shareholders;
--------------------------------------------------------------------------------
3)       Compensation to underwriters;                            $
--------------------------------------------------------------------------------
4)       Compensation to broker-dealers;                          $   17,795.52
--------------------------------------------------------------------------------
5)       Compensation to sales personnel;                         $4,315,033.90
--------------------------------------------------------------------------------
6)       Interest, carrying, or other financing charges; and      $
--------------------------------------------------------------------------------
7)       Other (specify) General Operation Expenses               $   31,429.34
--------------------------------------------------------------------------------

TRANSFER AGENT


Boston Financial Data Services ("BFDS"), Two Heritage Drive, Quincy, MA 02184, is the funds' transfer agent. Shareholders can reach a MEMBERS Mutual Funds representative at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:


                           MEMBERS Mutual Funds
                           P.O. Box 8390
                           Boston, MA  02266-8390

Certain overnight delivery services do not deliver to post office boxes. Shareholders using such a service should send inquiries and transaction requests to:

                           MEMBERS Mutual Funds
                           c/o BFDS
                           66 Brooks Drive
                           Braintree, MA  02184

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the current custodian for the securities and cash of each fund. The custodian holds all securities and cash owned by each fund and receives all payments of income, payments of principal or capital distributions with respect to such securities for each fund. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to and in furtherance of a Custody Agreement with the custodian, the custodian uses automated instructions and a cash data entry system to transfer monies to and from each fund's account at the custodian.


INDEPENDENT ACCOUNTANTS

The financial statements for fiscal year ended October 31, 2002 have been included herein and elsewhere in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, independent accountants, and upon the authority of said firm as experts in accounting and auditing.

BROKERAGE

MEMBERS Capital Advisors and its subadvisers may choose brokers based on among other factors commission rates, efficiency, availability to execute difficult transactions in the future, financial strength and stability of the brokerage firm, research services available, integrity, and areas of a firm's expertise.

While transaction execution at the most favorable price is a primary criteria, a broker whose commissions exceed those charged by another broker may be chosen if, in MEMBERS Capital Advisors or its subadvisers opinion, the value of brokerage and research services warrants it. Research provided by a broker may be made available without charge to other clients of MEMBERS Capital Advisors or its subadvisers, and may benefit all clients, including the client for whom the transactions are executed.

In addition to the general research services described above, MEMBERS Capital Advisors and its subadvisers receive various specific research products and services under "soft dollar" arrangements. These services are paid for by directing a portion of commissions on specified transactions up to a specified amount for each service be paid by the brokers handling the transactions to the vendors of the products. The commission rates on such transactions are sometimes higher than on "non-soft dollar" transactions. These services generally benefit most, if not all accounts.

Where advantageous for all affected accounts, MEMBERS Capital Advisors and its subadvisers may employ "bunching of trades" wherein one transaction representing several different client accounts is placed with a broker. MEMBERS Capital Advisors or its subadvisers have established various policies and procedures that assure equitable treatment of all accounts.

It is the Trust's policy, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser and its subadvisers in determining the overall reasonableness of brokerage commissions paid.

Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Trust or MEMBERS Capital Advisors or its subadvisers is considered to be in addition to and not in lieu of services required to be performed by MEMBERS Capital Advisors or its subadvisers under its contract with the Trust. Research obtained on behalf of the Trust may be used by MEMBERS Capital Advisors or its subadvisers in connection with MEMBERS Capital Advisors' or its subadvisers' other clients. Conversely, research received from placement of brokerage for other accounts may be used by MEMBERS Capital Advisors or its subadvisers in managing investments of the Trust. Therefore, the correlation of the cost of research to MEMBERS Capital Advisors' individual clients, including the Trust, is indeterminable and cannot practically be allocated among the Trust and MEMBERS Capital Advisors' or its subadvisers' other clients. Consistent with the above, the Trust may effect principal transactions with a broker-dealer that furnishes brokerage and/or research services, or designate any such broker-dealer to receive selling commissions, discounts or other allowances, or otherwise deal with any broker-dealer, in connection with the acquisition of securities in underwritings. MEMBERS Capital Advisors and its subadvisers may also effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which commissions are paid on such transaction. Accordingly, the net prices or commission rates charged by any such broker-dealer may be greater than the amount another firm might charge if the Investment Adviser or its subadvisers determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Trust.

The Trust expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from underwriters will include the underwriting commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Trust will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable.


The policy with respect to brokerage is and will be reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.



The Trust paid the following amounts in brokerage commissions for fiscal years ending October 31:


2002                                 $424,415
2001                                  413,901
2000                                  326,607

HOW SECURITIES ARE OFFERED

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the nine funds described in the prospectus. Additional series and/or classes may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of three classes of shares of the fund, designated as Class A, Class B and Class D. Additional classes of shares may be offered in the future. At this time, Class D has been authorized by the Trustees, but not yet offered.

The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class A shares or Class B shares are purchased.

In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

share certificates will not be issued.

VOTING RIGHTS

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's votes attributable to the outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

LIMITATION OF SHAREHOLDER LIABILITY

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any fund, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DBTA, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

LIMITATION OF TRUSTEE AND OFFICER LIABILITY

The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF INTERSERIES LIABILITY

All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectus.

MORE ABOUT PURCHASING AND SELLING SHARES

The following discussion expands upon the section entitled "Your Account" in the prospectus.

OFFERING PRICE

Shares of each fund are offered at a price equal to their NAV next determined after receipt of the purchase order for such shares (see "Net Asset Value of Shares" below) plus a sales charge which, depending upon the class of shares purchased, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis (Class B shares). The Trustees reserve the right to change or waive the fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Investment Adviser such rejection is in the fund's best interest.

INITIAL SALES CHARGE ON CLASS A SHARES

The sales charges applicable to purchases of Class A shares of the Trust are described in the prospectus. In calculating the sales charge applicable to current purchases of Class A shares of the Trust, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Trust, or if CUNA Brokerage is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

In addition to the methods of obtaining a reduced Class A sales charge described in the prospectus, Class A shares of a fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Class A shares may be offered without front-end sales charges to various individuals and institutions including:

         -        Employees of credit unions.

         - Employees, clients or direct referrals of the investment adviser, MEMBERS Capital Advisors, Inc.

         - Class A Shares may be purchased at a sales charge that is less than the charge shown in the Class A Sales Charges table in the prospectus if the transaction is placed with the assistance of a MEMBERS Financial Services Center representative under the CUNA Mutual Business Services' IRA Program and other specified programs.

In addition, Class A Shares issued or purchased in the following transactions are not subject to Class A sales charges:

         - Shares purchased and paid for from the proceeds of sales within the last 60 days of shares of loaded mutual funds having investment objectives similar to those of the fund(s) sold, if the purchase is accompanied by a written statement from your registered representative that the purchase is for the sole purpose of simplifying or consolidating your existing mutual fund investment portfolio.

         - Shares purchased with proceeds from the liquidation of a CUNA Mutual-affiliated pension product.

         - Shares purchased for an individual retirement account of an existing Shareholder from the proceeds of shares of a MEMBERS Mutual Fund, or vice versa.

Rights of Combination. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by: (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account; (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and (c) groups which qualify for the Group Investment

Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from CUNA Brokerage.

Rights of Accumulation. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all funds which carry a sales charge already held by such person.

Letter of Intention. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a specified period of thirteen (13) months. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes MEMBERS Mutual Funds to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes MEMBERS Mutual Funds to act as the investor's attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at NAV per share without the imposition of an initial sales charge so the fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase (five years for purchases before February 28, 2003) will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that a redemption comes first from any increases in the redeeming shareholder's shares' value above their initial purchase prices, then from shares the shareholder acquired through dividend and capital gain reinvestment, then from shares the shareholder has held beyond the six-years (five years for purchases before February 28, 2003) CDSC redemption period ("aged shares"). Such aged shares will be redeemed in order from the shares which have been held the longest during the five-year period.

Unless otherwise requested, redemption requests will be "grossed up" by the amount of any applicable CDSC charge and/or transaction charges such that the investor will receive the net amount requested.

Proceeds from the CDSC are paid to CUNA Brokerage and are used in whole or in part by CUNA Brokerage to defray its expenses related to providing distribution-related services to the Trust in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Trust to sell the Class B shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares, unless indicated otherwise, in these circumstances:
For all account types:

         - Redemptions made pursuant to the Trust's right to liquidate small accounts (see "General Policy -- Small Accounts" in the prospectus).

         - Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

         -        Redemptions due to death or disability.

         - Redemptions made under the Reinstatement Privilege, as described in "Reinstatement or Reinvestment Privilege" below.

         - Redemptions of Class B shares made under the Systematic Withdrawal Program, as long as annual redemptions do not exceed (on an annualized basis) 12% of the redeeming shareholder's account value at the time of the withdrawal.

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k) plans) and other qualified plans as described in the Code, unless otherwise noted.

         - Redemptions made to effect mandatory or life expectancy distributions under the Code.

         -        Returns of excess contributions made to these plans.

         - Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement under section 401(a) of the Code (such as 401(k) plans).

Please see the following chart for more information on Class B CDSC waivers.

Class B CDSC Waiver Chart

                         ----------------
                           ERISA PLANS                                      NON-ERISA PLANS
------------------------------------------------------------------------------------------------------------------------------
                         401(a) PLAN,
TYPE OF DISTRIBUTION     401(k) PLAN OR     SUPPLEMENTAL                                IRA OR                NON-RETIREMENT
                         403(b) PLAN        403(b) PLAN           457 PLAN              IRA ROLLOVER          PLAN
------------------------------------------------------------------------------------------------------------------------------
Death or Disability      Waived             Waived                Waived                Waived                Waived
------------------------------------------------------------------------------------------------------------------------------
Over 70 1/2              Waived             Waived                Waived                Waived for            Waived for up to
                                                                                        mandatory             12% of account
                                                                                        distributions or      value annually
                                                                                        up to 12% of          in periodic
                                                                                        account value         payments
                                                                                        annually in
                                                                                        periodic payments
------------------------------------------------------------------------------------------------------------------------------
Between                  Waived             Waived                Waived                Waived for Life       Waived for up to
59 1/2 and 70 1/2                                                                       Expectancy or up      12% of account
                                                                                        to 12% of account     value annually
                                                                                        value annually in     in periodic
                                                                                        periodic payments     payments
------------------------------------------------------------------------------------------------------------------------------
Under 59 1/2             Waived             Waived for            Waived for            Waived for            Waived for up to
                                            annuity payments      annuity payments      annuity payments      12% of account
                                            (72t) or up to        (72t) or up to        (72t) or up to        value annually
                                            12% of account        12% of account        12% of account        in periodic
                                            value annually        value annually        value annually        payments
                                            in periodic           in periodic           in periodic
                                            payments              payments              payments
------------------------------------------------------------------------------------------------------------------------------
Loans                    Waived             Waived                N/A                   N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------
Termination of Plan      Not Waived         Not Waived            Not Waived            Not Waived            N/A
------------------------------------------------------------------------------------------------------------------------------
Hardships                Waived             Waived                Waived                N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------
Return of Excess         Waived             Waived                Waived                Waived                N/A
------------------------------------------------------------------------------------------------------------------------------

ANY SHAREHOLDER WHO QUALIFIES FOR A CDSC WAIVER UNDER ONE OF THESE SITUATIONS MUST NOTIFY THE FUNDS' TRANSFER AGENT, BOSTON FINANCIAL DATA SERVICES ("BFDS"), AT THE TIME SUCH SHAREHOLDER REQUESTS A REDEMPTION. (SEE "CONTACTING THE FUNDS' TRANSFER AGENT" IN THE PROSPECTUS.) THE WAIVER WILL BE GRANTED ONCE BFDS HAS CONFIRMED THAT THE SHAREHOLDER IS ENTITLED TO THE WAIVER.

SPECIAL REDEMPTIONS

Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Trustees. When the shareholder were to sell portfolio securities received in this fashion the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund's NAV at the beginning of such period.

NET ASSET VALUE OF SHARES

The NAV per share is calculated as of 3:00 p.m. central time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Shares will be sold and redeemed at the NAV per share next determined after receipt of the purchase order or request for redemption.

The NAV per share was initially set at $10.00 per share for each fund other than the CASH RESERVES FUND.

The NAV per share was initially set at $1.00 per share for the CASH RESERVES FUND (see below).

CASH RESERVES FUND

The Trustees have determined that the best method currently available for determining the NAV for the CASH RESERVES FUND is the amortized cost method. The Trustees will utilize this method pursuant to Rule 2a-7 of the 1940 Act. The use of this valuation method will be continuously reviewed and the Trustees will make such changes as may be necessary to assure that assets are valued fairly as determined by the Adviser in good faith. Rule 2a-7 obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives, to stabilize the NAV per share as computed for the purpose of distribution and redemption at $1.00 per share. The procedures include periodically monitoring, as deemed appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of one percent (0.5%) between the two. The Trustees will take such steps as they consider appropriate, (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Rule requires that the CASH RESERVES FUND limit its investments to instruments which the Adviser determines will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser. It also calls for the CASH RESERVES FUND to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the CASH RESERVES FUND will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

It is the normal practice of the CASH RESERVES FUND to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the CASH RESERVES FUND will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares the CASH RESERVES FUND has computed by dividing the annualized daily income by the NAV will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares the CASH RESERVES FUND has computed by dividing the annualized daily income by the NAV will tend to be lower than if the valuation were based upon market prices and estimates.

PORTFOLIO VALUATION

Securities and other investments are valued as follows: 1) equity securities listed on any U.S. or foreign stock exchange or the over-the-counter market ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equity securities traded on a U.S. stock exchanges are appraised at their fair values; equities traded on NASDAQ or foreign stock exchanges are valued at their last bid price: 2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day, if no sale occurs, equity securities are appraised at their last bid price; 3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; 4) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; 5) over-the-counter options are valued based upon prices provided by market makers in such securities; 6) forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts or dealers in such currencies. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate; 7) short-term instruments having maturities of 60 days or less will be valued at amortized cost. All other securities for which either quotations are not readily available, no other sales have occurred, or do not, in the Investment Advisors' opinion, reflect the current market value, are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

ADDITIONAL INVESTOR SERVICES AND PROGRAMS

The following discussion expands upon the section entitled "Additional Investor Services" in the prospectus.

SYSTEMATIC INVESTMENT PROGRAM

As explained in the prospectus, the Trust has established a Systematic Investment Program. The program is subject to the following conditions:

         - The investments will be drawn on or about the day of the month indicated.

         - Any shareholder's privilege of making investments through the Systematic Investment Program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder's credit union or other financial institution.

         - The program may be discontinued by the shareholder either by calling MEMBERS Mutual Funds or upon written notice to MEMBERS Mutual Funds which is received at least five (5) business days prior to the due date of any investment.

SYSTEMATIC WITHDRAWAL PROGRAM

As explained in the prospectus, the Trust has established a Systematic Withdrawal Program. Payments under this program represent proceeds arising from the redemption of fund shares. The maintenance of a Systematic Withdrawal Program concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of a fund at the same time as a Systematic Withdrawal Program is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the Systematic Withdrawal Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice.

EXCHANGE PRIVILEGE AND SYSTEMATIC EXCHANGE PROGRAM

Shares of a fund which are subject to a CDSC may be exchanged into shares of any of other fund that are subject to a CDSC without incurring the CDSC; however, the shares acquired in the exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

The Trust reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before a shareholder is permitted a new exchange. The Trust may refuse any exchange order. The Trust may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. (See "Dividends, Distributions and Taxes.")

As explained in the prospectus, the Trust has established a Systematic Exchange Program. The Trust reserves the right to modify or discontinue the Systematic Exchange Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to BFDS.

REINSTATEMENT OR REINVESTMENT PRIVILEGE

After fund shares have been redeemed, a shareholder has a one-time right to reinvest any part of the proceeds, subject to the minimum investment of the fund, within 90 days of the redemption at the current net asset value. This privilege must be requested in writing when the proceeds are sent to the Fund.

For shareholders who exercise this privilege after redeeming Class A shares, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made.

For shareholders who exercise this privilege after redeeming Class B shares and paid a contingent deferred sales change (CDSC) on the redemption, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made. The account will not be credited with the CDSC paid. If Class B shares were redeemed and no CDSC was paid, the proceeds may be reinvested in Class B shares in the same fund and account from which the redemption was made. The holding period of the shares purchased will be "aged" back to the original purchase date.

To protect the interests of other investors in the funds, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than five exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request.

The fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption "Dividends, Distributions and Taxes."

DIVIDENDS, DISTRIBUTIONS AND TAXES

It is the intention of the Trust to distribute substantially all of the net investment income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax as follows:

         (i) Dividends on the CASH RESERVES and BOND FUNDS will be declared daily and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed;

         (ii) Dividends of ordinary income from the BALANCED and HIGH INCOME FUNDS will be declared and reinvested monthly in additional full and fractional shares of therespective fund, unless otherwise directed;

         (iii) Dividends of ordinary income, if any, from the GROWTH AND INCOME, CAPITAL APPRECIATION, MID-CAP, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and

         (iv) All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under Commission rules, to the shareholders of each fund to which such gains are attributable.

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), (which the Trust intends each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of each Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the value of each Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of each Fund may consist of such other securities of any one issuer, and each Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) each Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

In addition, in order to avoid a 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Trust intends that the Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The INTERNATIONAL STOCK FUND anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Trust will report to the shareholders of each Fund, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed.

A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Trust seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

In general, as described in the prospectuses, distributions from a Fund are taxable to shareholders as ordinary income or capital gains. Distributions of a Fund's investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund's net capital gain properly designated by a Fund as "capital gain dividends" is taxable to a shareholder as long-term capital gain regardless of a shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At the Trust's option, the Trust may cause a Fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his or her behalf. In the event the Trust chooses this option on behalf of a Fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 20% (subject to reduction in certain situations) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 38.6%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

The Trust's ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Trust has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Trust are not eligible for the dividends received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends received deduction to which it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.

The Trust may be required to withhold U.S. federal income tax at a rate of 30% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Trust with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 30% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

DISTRIBUTOR

Shares of the Trust are offered continuously. The shares are currently issued and redeemed through the distributor, CUNA Brokerage, pursuant to a Distribution Agreement between the Trust and CUNA Brokerage. The principal place of business of CUNA Brokerage is 5910 Mineral Point Road, Madison, Wisconsin 53705. CUNA Brokerage is owned by CUNA Mutual Investment Corporation which in turn is owned by CUNA Mutual Insurance Society. Shares of the Trust are purchased and redeemed at NAV (see "Net Asset Value of Shares" below). The Distribution Agreement provides that CUNA Brokerage will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders.

The aggregate dollar amount of underwriting commission paid to and retained by the distributor was $287,444 for the fiscal year ending October 31, 2002.

CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, the Trust may disclose yields, total returns, and other performance data. Such performance data will be computed, or accompanied by performance data computed in accordance with the standards defined by the Commission.

CASH RESERVES FUND YIELDS

From time to time, sales literature may quote the current annualized yield of the CASH RESERVES FUND for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account having a balance of one share at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in value reflects net income from the fund attributable to the hypothetical account. Current yield is calculated according to the following formula:

                    Current Yield = ((NCS - ES)/UV) x (365/7)

Where:

         NCS = the net change in the value of the CASH RESERVES FUND (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

         ES = per share expenses attributable to the hypothetical account for the seven-day period.

         UV  =  the share value for the first day of the seven-day period.

The current yield based on the 7 days ended on the date of the balance sheet included in the registration statement is 1.11% for Class A and 0.37% for Class
B. The current effective yield based on the 7 days ended on the date of the balance sheet included in the registration statement is 1.12% for Class A and 0.37% for Class B.

EFFECTIVE YIELD IS CALCULATED ACCORDING TO THE FOLLOWING FORMULA:

                 Effective yield = (1 + ((NCS-ES)/UV))365/7 - 1

Where:

         NCS = the net change in the value of the CASH RESERVES FUND (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

         ES = per share expenses attributable to the hypothetical account for the seven-day period.

         UV  =  the share value for the first day of the seven-day period.

The current and effective yields on amounts held in the CASH RESERVES FUND normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The CASH RESERVES FUND'S actual yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Yields on amounts held in the CASH RESERVES FUND may also be presented for periods other than a seven-day period.

OTHER FUND YIELDS

From time to time, sales literature may quote the current annualized yield of one or more of the funds (other than the CASH RESERVES FUND) for 30-day or one-month periods. The annualized yield of a fund refers to income generated by the fund during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

The yield is computed by: 1) dividing the net investment income of the fund for the period; by 2) the maximum offering price per share on the last day of the period times the daily average number of shares outstanding for the period; by
3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. The 30-day or one-month yield is calculated according to the following formula:


                   Yield = 2 x (((NI - ES)/(U x UV)) +1)6 - 1)


Where:

   NI = net income of the fund for the 30-day or one-month period attributable to the fund's shares.

   ES  =  expenses of the fund for the 30-day or one-month period.

   U   =  the average number of shares outstanding.

   UV = the share value at the close (highest) of the last day in the 30-day or one-month period.


The yield normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A fund's actual yield is affected by the types and quality of portfolio securities held and operating expenses.

AVERAGE ANNUAL TOTAL RETURNS


From time to time, sales literature may also quote average annual total returns for Class A shares net of sales charges for one or more of the funds for various periods of time. The one year average annual total return for the fiscal year ending October 31, 2002 for each of the funds is:

           AVERAGE ANNUAL TOTAL RETURNS
              AS OF OCTOBER 31, 2002

                                        One Year
                                        --------
CASH RESERVES FUND                        -4.27%
BOND FUND                                 -0.73%
HIGH INCOME FUND                          -4.49%
BALANCED FUND                            -12.91%
GROWTH AND INCOME FUND                   -20.37%
CAPITAL APPRECIATION FUND                -28.88%
MID-CAP STOCK FUND                       -14.05%
MULTI-CAP GROWTH FUND                    -22.96%
INTERNATIONAL STOCK FUND                  -9.79%

When a fund has `been in operation for 5 and 10 years, respectively, the average annual total returns for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month or calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

The total return is calculated according to the following formula:

                              TR = ((ERV/P)1/N) - 1
Where:


   TR = the average annual total return net of any fund recurring charges.



   ERV = the ending redeemable value of the hypothetical account at the end of the period.



   P   =  a hypothetical initial payment of $1,000.



   N   =  the number of years in the period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)


The one year average annual total returns (after taxes on distributions) for Class A shares for the fiscal year ending October 31, 2002 for each of the funds is:

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)
                  AS OF OCTOBER 31, 2002

                                         One Year
                                         ---------
CASH RESERVES FUND                          N/A
BOND FUND                                  -2.53%
HIGH INCOME FUND                           -7.58%
BALANCED FUND                             -13.77%
GROWTH AND INCOME FUND                    -20.51%
CAPITAL APPRECIATION FUND                 -28.93%
MID-CAP FUND                              -14.08%
MULTI-CAP GROWTH FUND                     -22.96%
INTERNATIONAL STOCK FUND                   -9.79%

When a fund has been in operation for 5 and 10 years, respectively, the average annual total returns (after taxes on distributions) for these periods will be provided. Average annual total returns (after taxes on distributions) for other periods of time may, from time to time, also be disclosed in sales literature.

Standard average annual total returns (after taxes on distributions) represent the average annual compounded rates of return less taxes on distributions that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month or calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

The total return after taxes on distributions is calculated according to the following formula:

                               P = (1+T)1/N = ATV(D)
Where:

   P   =  a hypothetical initial payment of $1,000.

   T   =  average annual total return (after taxes on distributions).

   N   =  number of years.

ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

OTHER TOTAL RETURNS

From time to time, sales literature may also disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

                                CTR = (ERV/P) - 1
Where:

   CTR = The cumulative total return net of any fund recurring charges for the period.

   ERV = The ending redeemable value of the hypothetical investment at the end of the period.

   P   =  A hypothetical single payment of $1,000.

FINANCIAL STATEMENTS

Data from the most recent annual report begins on the next page.

                 CASH RESERVES FUND -- Portfolio of Investments

                                                                       Value
Par Value                                                             (Note 2)
---------                                                             --------
COMMERCIAL PAPER (A) - 46.25%

            CONSUMER STAPLES - 3.81%
$1,300,000  Kraft Foods, Inc.
            1.720%, due 11/06/02                                     $ 1,299,689
                                                                     -----------
            FINANCE - 31.03%
   500,000  American Express Credit Corp.
            1.740%, due 11/04/02                                         499,927
 1,275,000  Bank America NA
            1.710%, due 11/25/02                                       1,273,546
 1,500,000  CXC, Inc.
            1.740%, due 11/19/02                                       1,498,695
 1,000,000  FCAR Owner Trust Series I
            1.750%, due 11/13/02                                         999,417
 1,000,000  Goldman Sachs Group, Inc.
            1.770%, due 01/02/03                                         996,952
   500,000  Merrill Lynch & Co., Inc.
            1.740%, due 01/02/03                                         498,502
   500,000  Moat Funding LLC
            1.770%, due 11/04/02                                         499,926
 1,000,000  Moat Funding LLC
            1.790%, due 12/02/02                                         998,459
   329,000  NESS LLC
            1.840%, due 01/02/03                                         327,957
 1,000,000  Province De Quebec
            1.700%, due 11/21/02                                         999,056
 1,000,000  Thames Asset Global Securitization No.1, Inc.
            1.790%, due 11/25/02                                         998,807
 1,000,000  Three River Funding Corp.
            1.780%, due 11/18/02                                         999,159
                                                                     -----------
                                                                      10,590,403
                                                                     -----------
            HEALTHCARE - 11.41%
 1,000,000  Abbott Laboratories
            1.670%, due 12/06/02                                        998,376
   400,000  Johnson & Johnson
            1.670%, due 11/14/02                                        399,759
 1,000,000  Medtronic, Inc.
            1.620%, due 01/06/03                                        997,030
 1,000,000  Pfizer, Inc.
            1.710%, due 12/10/02                                        998,148
   500,000  Pfizer, Inc.
            1.720%, due 12/10/02                                        499,068
                                                                     ----------
                                                                      3,892,381
                                                                     ----------
            TOTAL COMMERCIAL PAPER                                   15,782,473
            (Cost $15,782,473)

 CORPORATE NOTES AND BONDS - 24.97%

            CHEMICALS - 2.22%
   745,000  E.I. du Pont de Nemours and Co.
            6.000%, due 03/06/03                                         755,087
                                                                     -----------
            FINANCE - 22.75%
 1,000,000  American Express Credit Corp.
            1.810%, due 11/19/02 (G)                                     999,964
   600,000  American General Finance Corp.

            2.141%, due 12/11/02 (G)                                     601,253
   450,000  American General Finance Corp.
            6.170%, due 05/21/03                                         458,240
   700,000  Beneficial Corp.
            6.575%, due 12/16/02                                         703,475
 1,000,000  Caterpillar Financial Services Corp.
            5.470%, due 10/01/03                                       1,033,925
            FINANCE (CONTINUED)
$1,000,000  Heller Financial, Inc.
            6.400%, due 01/15/03 (G)                                 $ 1,007,594
   250,000  Heller Financial, Inc.
            2.090%, due 01/28/03                                         250,322
   500,000  Merrill Lynch & Co., Inc.
            7.180%, due 02/11/03                                         507,229
   500,000  Merrill Lynch & Co., Inc.
            4.970%, due 04/30/03                                         507,287
   688,000  Morgan Stanley Dean Witter & Co.
            7.125%, due 01/15/03                                         694,713
 1,000,000  Wells Fargo Bank NA
            1.748%, due 11/14/02 (G)                                  1,000,014
                                                                     -----------
                                                                       7,764,016
                                                                     -----------
            TOTAL CORPORATE NOTES AND BONDS                            8,519,103
            (Cost $8,519,103)

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 21.41%

            FEDERAL FARM CREDIT BANK - 5.86%
 1,000,000  1.710%, due 11/01/02                                       1,000,000
 1,000,000  1.930%, due 12/02/02                                       1,000,000
                                                                     -----------
                                                                       2,000,000
                                                                     -----------
            FEDERAL HOME LOAN BANK - 6.45%
   200,000  6.030%, due 11/06/02                                         200,114
   500,000  6.375%, due 11/15/02                                         500,732
   500,000  6.170%, due 11/20/02                                         501,121
 1,000,000  2.020%, due 09/16/03                                       1,000,000
                                                                     -----------
                                                                       2,201,967
                                                                     -----------
            FEDERAL HOME LOAN MORTGAGE CORP. - 2.93%
 1,000,000  1.595%, due 01/08/03 (G)                                     999,549
                                                                     -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.51%
   462,000  6.250%, due 11/15/02                                         462,776
    50,000  6.800%, due 01/10/03                                          50,432
                                                                     -----------
                                                                         513,208
                                                                     -----------
            STUDENT LOAN MARKETING ASSOCIATION - 4.66%
   750,000  1.608%, due 11/05/02 (G)                                     750,000
   840,000  1.628%, due 11/05/02 (G)                                     839,926
                                                                     -----------
                                                                       1,589,926
                                                                     -----------
            TOTAL U.S. GOVERNMENT AND
            AGENCY OBLIGATIONS                                         7,304,650
                                                                     -----------
            (Cost $7,304,650)

   Shares
   ------

 INVESTMENT COMPANY - 6.76%
 1,501,325  One Group Institutional Prime Money
            Market Fund                                                1,501,325
   806,408  SSgA Prime Money Market Fund                                 806,408
                                                                     -----------
            TOTAL INVESTMENT COMPANY                                   2,307,733
            (Cost $2,307,733)

 TOTAL INVESTMENTS - 99.39%                                           33,913,959
                                                                     -----------
 (Cost $33,913,959**)
 NET OTHER ASSETS AND LIABILITIES - 0.61%                                209,639
                                                                     -----------
        TOTAL NET ASSETS - 100.00%                                   $34,123,598
                                                                     -----------


      **    Aggregate cost for Federal tax purposes.

      (A)   Rate noted represents annualized yield at time of purchase.

      (G)   Floating rate note. Date shown is next reset date.

                      BOND FUND -- Portfolio of Investments

                                                                       Value
Par Value                                                             (Note 2)
---------                                                             --------
  ASSET BACKED - 4.75%

$   550,000  ABSC Long Beach Home Equity Trust,
             Series 2000-LB1, Class AF5
             8.050%, due 09/21/30                                    $   615,755
    600,000  Conseco Finance Securitizations Corp.,
             Series 2001-1, Class M1
             7.535%, due 07/01/32                                        621,542
  1,000,000  Conseco Finance Securitizations Corp.,
             Series 2001-4, Class A3
             6.090%, due 09/01/33                                      1,056,928
    700,000  Green Tree Home Equity Loan Trust,
             Series 1999-A, Class B1
             8.970%, due 11/15/27                                        728,154
  1,500,000  Oakwood Mortgage Investors, Inc., Series
             1999-C, Class M2
             8.750%, due 08/15/27                                      1,497,422
  1,000,000  Peco Energy Transition Trust, Series
             1999-A, Class A7
             6.130%, due 03/01/09                                      1,113,150
    229,948  Residental Funding Mortgage Securites
             Corp., Series 2000-HI2, Class AI3
             7.900%, due 02/25/15                                        235,333
                                                                     -----------
             TOTAL ASSET BACKED                                        5,868,284
             (Cost $5,576,382)

  COMMERCIAL MORTGAGE BACKED - 6.76%

  1,000,000  Bear Stearns Commercial Mortgage
             Securities, Inc., Series 2001-TOP2,
             Class A2
             6.480%, due 02/15/35                                      1,119,187
  1,200,000  Duke Weeks Industrial Trust, Series
             2000-DW1, Class A2
             7.151%, due 10/15/10                                      1,380,425
  1,500,000  Morgan Stanley Capital I, Inc., Series
             1999-CAM1, Class A3
             6.920%, due 03/15/32                                      1,680,329
  2,000,000  Morgan Stanley Dean Witter Capital,
             Series 2000-LIFE, Class A2
             7.570%, due 12/15/09                                      2,351,141
  1,575,000  Morgan Stanley Dean Witter Capital,
             Series 2000-LIF2, Class A2
             7.200%, due 10/15/33                                      1,823,730
                                                                     -----------
             TOTAL COMMERCIAL MORTGAGE BACKED                          8,354,812
             (Cost $7,864,459)

  PRIVATE LABEL MORTGAGE BACKED - 7.58%

  1,849,994  Bank of America Funding Corp., Series
             2002-1, Class A2
             7.000%, due 04/20/32                                      1,892,377
  2,164,666  Bank of America Mortgage Securities,
             Inc., Series 2002-9, Class 3A2
             6.000%, due 10/25/17                                      2,226,900

  1,600,000  Countrywide Alternative Loan Trust,
             Series 2002-5, Class A10
             6.750%, due 06/25/32                                      1,733,924
  PRIVATE LABEL MORTGAGE BACKED (CONTINUED)

 $1,500,000  Residential Asset Securitization Trust,
             Series 2002-A1, Class A2
             5.350%, due 09/25/26                                    $ 1,560,352
  1,950,000  Washington Mutual, Series 2002-AR4,
             Class A5
             5.580%, due 04/26/32                                      1,960,672
                                                                     -----------

             TOTAL PRIVATE LABEL MORTGAGE BACKED                       9,374,225
             (Cost $9,200,842)

  CORPORATE NOTES AND BONDS - 28.30%
             CABLE - 1.12%
    500,000  Comcast Cable Communications
             8.375%, due 05/01/07                                        515,000
    500,000  Cox Communications, Inc.
             6.875%, due 06/15/05                                        511,910
    350,000  TCI Communications, Inc.
             8.650%, due 09/15/04                                        353,728
                                                                     -----------
                                                                       1,380,638
                                                                     -----------
             CAPITAL GOODS - 0.44%
    500,000  United Technologies Corp.
             6.625%, due 11/15/04                                        543,348
                                                                     -----------

             CONSUMER STAPLES - 1.50%
    750,000  Coca Cola Enterprises, Inc.
             4.375%, due 09/15/09                                        752,331
    500,000  Delhaize America, Inc.
             7.375%, due 04/15/06                                        434,059
    625,000  Safeway, Inc.
             6.850%, due 09/15/04                                        670,976
                                                                     -----------
                                                                       1,857,366
                                                                     -----------
             ENERGY - 3.25%
    500,000  Burlington Resources Finance Co.
             5.700%, due 03/01/07                                        537,921
    600,000  Conoco, Inc.
             5.900%, due 04/15/04                                        630,791
    500,000  Occidental Petroleum Corp.
             5.875%, due 01/15/07                                        535,805
    400,000  Phillips Petroleum Co.
             8.500%, due 05/25/05                                        455,324
    500,000  Sunoco, Inc.
             7.125%, due 03/15/04                                        508,748
    450,000  Texaco Capital, Inc.
             5.700%, due 12/01/08                                        469,753
    850,000  Valero Energy Corp.
             8.750%, due 06/15/30                                        873,276
                                                                     -----------
                                                                       4,011,618
                                                                     -----------
             FINANCE - 7.49%
    750,000  AARP (C)
             7.500%, due 05/01/31                                        820,750
    500,000  AIG SunAmerica Global Financing XII (C)
             5.300%, due 05/30/07                                        529,591
    500,000  American General Finance Corp.
             5.750%, due 03/15/07                                        525,896

  CORPORATE NOTES AND BONDS (CONTINUED)
             FINANCE (CONTINUED)
   $750,000  Bank America Corp.
             6.625%, due 10/15/07                                    $   851,224
    500,000  Bear Stearns Cos., Inc.
             7.800%, due 08/15/07                                        580,440
    250,000  CIT Group, Inc.
             5.570%, due 12/08/03                                        249,923
    750,000  Countrywide Home Loans, Inc.
             5.250%, due 06/15/04                                        773,042
    550,000  General Electric Global Insurance Corp.
             7.000%, due 02/15/26                                        538,262
    750,000  Goldman Sachs Group, Inc.
             5.700%, due 09/01/12                                        767,279
    750,000  Household Finance Corp.
             6.500%, due 11/15/08                                        657,087
    500,000  MBNA America Bank N.A.
             6.875%, due 07/15/04                                        520,103
    500,000  Merrill Lynch & Co., Inc.
             7.375%, due 05/15/06                                        555,315
    500,000  U.S. Bank N.A.
             6.300%, due 02/04/14                                        553,275
    750,000  Wachovia Corp.
             4.950%, due 11/01/06                                        793,294
    500,000  Washington Mutual Finance
             6.250%, due 05/15/06                                        538,570
                                                                     -----------
                                                                       9,254,051
                                                                     -----------
             HEALTHCARE - 0.62%
    750,000  HCA, Inc.
             6.870%, due 09/15/03                                        768,387
                                                                     -----------

             INDUSTRIALS - 4.30%
    500,000  Bombardier Capital, Inc. (C)
             6.125%, due 06/29/06                                        425,749
    250,000  Caterpillar Financial Services Corp.
             7.590%, due 12/10/03                                        264,936
  1,000,000  DaimlerChrysler NA Holding Corp.
             6.400%, due 05/15/06                                      1,059,573
  1,000,000  Ford Motor Credit Co.
             3.714%, due 10/25/04                                        916,847
    500,000  Ford Motor Credit Co.
             7.600%, due 08/01/05                                        485,332
    500,000  General Motors Acceptance Corp.
             6.125%, due 08/28/07                                        480,336
    600,000  General Motors Acceptance Corp.
             6.875%, due 09/15/11                                        546,709
    300,000  International Paper Co.
             8.125%, due 07/08/05                                        337,555
    250,000  Lockheed Martin Corp.
             7.250%, due 05/15/06                                        280,972
    500,000  Waste Management, Inc.
             7.000%, due 10/01/04                                        514,845
                                                                     -----------
                                                                       5,312,854
                                                                     -----------

             PIPELINE - 0.91%
   $125,000  Coastal Corp.
             7.500%, due 08/15/06                                    $    97,500
    250,000  ENSERCH Corp.
             6.375%, due 02/01/04                                        249,147
    750,000  Kinder Morgan, Inc.
             6.650%, due 03/01/05                                        784,395
                                                                     -----------
                                                                       1,131,042
                                                                     -----------
             REITS - 1.17%
    500,000  Avalonbay Communities, Inc.
             6.580%, due 02/15/04                                        525,013
    750,000  EOP Operating LP
             6.500%, due 06/15/04                                        782,815
    150,000  Host Marriott Corp., Series B
             7.875%, due 08/01/08                                        142,500
                                                                     -----------
                                                                       1,450,328
                                                                     -----------
             TELECOMMUNICATIONS - 2.11%
    750,000  Bellsouth Capital Funding Corp.
             7.875%, due 02/15/30                                        880,285
    750,000  SBC Communications, Inc.
             5.875%, due 08/15/12                                        797,099
    250,000  Sprint Capital Corp.
             7.125%, due 01/30/06                                        214,601
    200,000  Telephone & Data Systems, Inc.
             7.000%, due 08/01/06                                        217,438
    500,000  Verizon Wireless, Inc. (C)
             5.375%, due 12/15/06                                        493,675
                                                                     -----------
                                                                       2,603,098
                                                                     -----------
             TRANSPORTATION - 1.85%
    750,000  Burlington Northern Santa Fe Corp.
             6.375%, due 12/15/05                                        825,401
    750,000  Norfolk Southern Corp.
             7.250%, due 02/15/31                                        829,256
    600,000  Southwest Airlines Co.
             8.750%, due 10/15/03                                        632,829
                                                                     -----------
                                                                       2,287,486
                                                                     -----------
             UTILITIES - 3.54%
    750,000  DTE Energy Co.
             6.450%, due 06/01/06                                        800,715
    500,000  Energy East Corp.
             8.050%, due 11/15/10                                        572,731
    500,000  FirstEnergy Corp., Series A
             5.500%, due 11/15/06                                        482,810
    750,000  Niagara Mohawk Power Co.
             7.750%, due 05/15/06                                        848,361
    250,000  Progress Energy, Inc.
             7.750%, due 03/01/31                                        245,600
    600,000  Virginia Electric & Power Co., Series A
             5.750%, due 03/31/06                                        641,043
    750,000  Wisconsin Electric Power Co.
             6.500%, due 06/01/28                                        778,629
                                                                     -----------
                                                                       4,369,889
                                                                     -----------
             TOTAL CORPORATE NOTES AND BONDS                          34,970,105
             (Cost $34,478,425)

  MORTGAGE BACKED - 25.13%

             FEDERAL HOME LOAN MORTGAGE CORP. - 8.28%
   $500,000  6.500%, due 07/15/09 Series 1870 Class VC               $   511,687
  1,586,677  7.000%, due 07/15/27 Series 1974 Class ZA                 1,756,944
  2,630,000  6.000%, due 02/15/30 Series 2470 Class BA                 2,722,139
     90,867  8.000%, due 06/01/30 Pool # C01005                           97,004
  1,000,000  6.500%, due 07/15/30 Series 2351 Class PX                 1,058,259
    400,653  7.000%, due 03/01/31 Pool # C48133                          418,381
  1,556,112  6.500%, due 01/01/32 Pool # C62333                        1,614,558
  1,996,516  6.000%, due 09/01/32 Pool # C70558                        2,057,119
                                                                     -----------
                                                                      10,236,091
                                                                     -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 12.32%
    517,840  6.100%, due 04/01/11 Pool # 383475                          572,846
    447,374  6.000%, due 05/01/16 Pool # 582558                          466,499
    991,868  5.500%, due 09/01/17 Pool # 657335                        1,024,179
    809,170  6.000%, due 05/01/21 Pool # 253847                          841,800
  2,000,000  5.500%, due 12/01/22 TBA (H)                              2,032,812
  1,200,000  6.000%, due 02/25/25 Series 2001-72 Class NC              1,258,820
  1,600,000  6.000%, due 03/25/27 Series 1998-63 Class PG              1,676,625
  1,123,495  7.000%, due 11/01/31 Pool # 607515                        1,173,739
  1,404,321  6.000%, due 02/01/32 Pool # 611619                        1,445,593
  1,918,128  6.500%, due 03/01/32 Pool # 631377                        1,988,460
    444,021  7.000%, due 05/01/32 Pool # 644591                          463,878
  2,250,000  5.500%, due 11/01/32 TBA (H)                              2,272,500
                                                                     -----------
                                                                      15,217,751
                                                                     -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.53%
    149,815  8.000%, due 10/20/15 Pool # 002995                          161,209
    623,768  6.500%, due 02/20/29 Pool # 2714                            648,300
    133,660  7.500%, due 05/20/30 Pool # 2921                            141,823
  1,500,000  6.500%, due 08/16/30 Series 2001-10 Class PD              1,594,414
    277,951  7.500%, due 08/20/30 Pool # 002957                          294,925
    644,954  6.500%, due 04/20/31 Pool # 003068                          669,668
  2,000,000  6.000%, due 07/20/32 Series 2002-50 Class PE              2,090,362
                                                                     -----------
                                                                       5,600,701
                                                                     -----------
             TOTAL MORTGAGE BACKED                                    31,054,543
             (Cost $29,974,534)

  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.08%

             FEDERAL FARM CREDIT BANK - 0.90%
    500,000  6.125%, due 12/29/15                                        561,047
    500,000  5.875%, due 10/03/16                                        546,549
                                                                     -----------
                                                                       1,107,596
                                                                     -----------
             FEDERAL HOME LOAN BANK - 0.91%
  1,000,000  6.875%, due 08/15/05                                      1,122,089
                                                                     -----------

             FEDERAL HOME LOAN MORTGAGE CORP. - 3.86%
  2,000,000  6.875%, due 01/15/05                                      2,207,908
    500,000  4.250%, due 10/03/05                                        508,975
  1,000,000  4.700%, due 12/06/05                                      1,014,639
    250,000  5.375%, due 08/16/06                                        264,413
    750,000  5.750%, due 04/29/09                                        780,399
                                                                     -----------
                                                                       4,776,334
                                                                     -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.09%

   $750,000  4.625%, due 06/04/06                                  $   761,553
  1,000,000  5.000%, due 01/20/07                                     1,039,358
  2,000,000  5.250%, due 03/22/07                                     2,093,326
  2,950,000  6.400%, due 05/14/09                                     3,106,928
    500,000  6.250%, due 07/19/11                                       528,386
                                                                   ------------
                                                                      7,529,551
                                                                   ------------
             U.S. TREASURY BONDS - 1.82%
    500,000  11.125%, due 08/15/03                                      538,047
    500,000  9.125%, due 05/15/09                                       555,840
  1,000,000  6.250%, due 05/15/30                                     1,161,523
                                                                   ------------
                                                                      2,255,410
                                                                   ------------
             U.S. TREASURY NOTES - 8.50%
  2,090,000  6.500%, due 08/15/05                                     2,342,656
  3,100,000  5.750%, due 11/15/05                                     3,428,042
  3,000,000  3.500%, due 11/15/06                                     3,111,312
  1,500,000  4.875%, due 02/15/12                                     1,617,384
                                                                   ------------
                                                                     10,499,394
                                                                   ------------
                           TOTAL U.S. GOVERNMENT AND
             AGENCY OBLIGATIONS                                      27,290,374
                                                                   ------------
             (Cost $26,597,524)
  CERTIFICATE OF DEPOSIT - 0.12%

    150,000  State Street Eurodollar                                    150,000
                                                                   ------------
             TOTAL CERTIFICATE OF DEPOSIT                               150,000
             (Cost $150,000)

     Shares
     ------

  INVESTMENT COMPANY - 7.35%

  3,003,877  One Group Institutional Prime Money
             Market Fund                                              3,003,877
  6,076,415  SSgA Prime Money Market Fund                             6,076,415
                                                                   ------------
             TOTAL INVESTMENT COMPANY                                 9,080,292
             (Cost $9,080,292)

  TOTAL INVESTMENTS  - 102.07%                                      126,142,635
                                                                   ------------
  (Cost $122,922,458**)
  NET OTHER ASSETS AND LIABILITIES  - (2.07)%                        (2,556,226)
                                                                   ------------
         TOTAL NET ASSETS  - 100.00%                               $123,586,409
                                                                   ------------

      **    Aggregate cost for Federal tax purposes.

      (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

      (H)   Security purchased on a delayed delivery or when-issued basis.

      TBA   To Be Announced.

                   HIGH INCOME FUND-- Portfolio of Investments
                                      Value

                                                                       Value
Par Value                                                             (Note 2)
---------                                                             --------
  COMMERCIAL MORTGAGE BACKED - 0.80%

   $180,000  Commercial Mortgage Acceptance Corp.,
             Series 1998 C2 Class F (C)
             5.440%, due 09/15/30                                    $   153,311
    125,000  Morgan Stanley Capital I, Series
             1999-FNV1, Class G
             6.120%, due 03/15/31                                        113,867
                                                                     -----------
             TOTAL COMMERCIAL MORTGAGE BACKED                            267,178
             (Cost $233,299)

  ASSET BACKED - 0.11%

             INDUSTRIALS - 0.11%
     44,842  Continental Airlines, Inc.,
             Series 991A, Class B
             6.545%, due 08/02/20                                         35,670
                                                                     -----------
             TOTAL ASSET BACKED                                           35,670
             (Cost $40,114)

  CORPORATE NOTES AND BONDS - 86.89%

             AEROSPACE/DEFENSE - 0.40%
    125,000  Alliant Techsystems, Inc.
             8.500%, due 05/15/11                                        133,125
                                                                     -----------

             BASIC MATERIALS - 3.75%
    100,000  Abitibi-Consolidated, Inc.
             8.550%, due 08/01/10                                        103,386
     90,000  Buckeye Technologies, Inc.
             9.250%, due 09/15/08                                         68,400
    150,000  Buckeye Technologies, Inc.
             8.000%, due 10/15/10                                        105,000
    225,000  Dresser, Inc.
             9.375%, due 04/15/11                                        211,500
    115,000  FiberMark, Inc.
             10.750%, due 04/15/11                                       108,100
     60,000  Foamex L.P. (C)
             10.750%, due 04/01/09                                        33,600
     25,000  Huntsman International LLC
             9.875%, due 03/01/09                                         24,750
    215,000  Huntsman International LLC
             10.125%, due 07/01/09                                       167,700
     65,000  Sovereign Specialty Chemicals, Inc.
             11.875%, due 03/15/10                                        60,125
     50,000  Specialty Paperboard, Inc.
             9.375%, due 10/15/06                                         44,500
    340,000  Tembec Industries, Inc.
             7.750%, due 03/15/12                                        334,050
                                                                     -----------
                                                                       1,261,111
                                                                     -----------
             BUILDING AND CONSTRUCTION - 5.10%
    100,000  American Standard, Inc.
             7.125%, due 02/15/03                                        101,125
    505,000  American Standard, Inc.
             7.375%, due 02/01/08                                        525,200

     25,000  American Standard, Inc.
             7.625%, due 02/15/10                                         26,125

             BUILDING AND CONSTRUCTION (CONTINUED)
   $135,000  Atrium Cos., Inc., Series B
             10.500%, due 05/01/09                                   $   124,031
     85,000  Corrections Corp. of America (C)
             9.875%, due 05/01/09                                         89,781
    235,000  D. R. Horton, Inc.
             8.000%, due 02/01/09                                        231,475
     85,000  Formica Corp., Series B (E)
             10.875%, due 03/01/09                                        22,100
     55,000  International Wire Group, Inc.
             11.750%, due 06/01/05                                        32,725
    140,000  Joy Global, Inc., Series B
             8.750%, due 03/15/12                                        140,700
    120,000  MMI Products, Inc., Series B
             11.250%, due 04/15/07                                       115,650
    180,000  Nortek, Inc., Series B
             9.250%, due 03/15/07                                        178,200
     80,000  Nortek, Inc., Series B
             8.875%, due 08/01/08                                         77,600
     60,000  WCI Communities, Inc.
             9.125%, due 05/01/12                                         49,650
                                                                     -----------
                                                                       1,714,362
                                                                     -----------
             CHEMICALS AND DRUGS - 1.95%
    150,000  Acetex Corp. (D)
             10.875%, due 08/01/09                                       157,500
     95,000  Lyondell Chemical Co., Series A
             9.625%, due 05/01/07                                         90,725
     15,000  Lyondell Chemical Co., Series B
             9.875%, due 05/01/07                                         14,325
    175,000  Lyondell Chemical Co.
             9.500%, due 12/15/08                                        163,625
    150,000  MacDermid, Inc.
             9.125%, due 07/15/11                                        158,250
     50,000  Noveon, Inc., Series B
             11.000%, due 02/28/11                                        53,500
      5,000  Sterling Chemicals, Inc., Series B (E)
             12.375%, due 07/15/06                                         5,263
     90,000  Sterling Chemicals, Inc., Series A (E)
             11.250%, due 04/01/07                                        12,600
                                                                     -----------
                                                                         655,788
                                                                     -----------
             COMMUNICATION - 3.58%
    215,000  Alamosa PCS Holdings, Inc. (B)
             12.875%, due 02/15/10                                        30,100
    100,000  American Cellular Corp.
             9.500%, due 10/15/09                                         15,000
    130,000  Centennial Cellular Operating Co.
             10.750%, due 12/15/08                                        58,500
    240,000  Charter Communications Holdings LLC
             8.250%, due 04/01/07                                        103,200
     60,000  Charter Communications Holdings LLC
             8.625%, due 04/01/09                                         25,800
    135,000  Dolphin Telecom PLC (B)(D)(E)
             11.500%, due 06/01/08                                            13
     25,000  Dolphin Telecom PLC, Series B (B)(D)(E)
             14.000%, due 05/15/09                                             3
     75,000  Emmis Communications Corp., Series B

             8.125%, due 03/15/09                                         77,625

             CORPORATE NOTES AND BONDS (CONTINUED)
             COMMUNICATION (CONTINUED)
   $170,000  Emmis Communications Corp. (B)
             12.500%, due 03/15/11                                   $   133,875
     15,000  Esprit Telecom Group PLC (D)(E)
             10.875%, due 06/15/08                                             2
     50,000  FairPoint Communications, Inc., Series B
             9.500%, due 05/01/08                                         26,000
     45,000  ICG Holdings, Inc. (B)(E)
             12.500%, due 05/01/06                                           169
     10,000  Lenfest Communications, Inc.
             8.375%, due 11/01/05                                         10,000
     35,000  Lenfest Communications, Inc.
             10.500%, due 06/15/06                                        34,300
     50,000  Lenfest Communications, Inc.
             8.250%, due 02/15/08                                         49,250
    265,000  Nextel Communications, Inc. (B)
             9.950%, due 02/15/08                                        224,587
    305,000  PanAmSat Corp. (C)
             8.500%, due 02/01/12                                        274,500
    175,000  Telewest Communications PLC (B)(D)(E)
             9.250%, due 04/15/09                                         15,750
     20,000  Telewest Communications PLC (B)(D)(E)
             11.375%, due 02/01/10                                         1,600
     70,000  Triton PCS Holdings, Inc. (B)
             11.000%, due 05/01/08                                        51,100
    100,000  Triton PCS, Inc.
             8.750%, due 11/15/11                                         72,000
     25,000  XO Communications (E)
             9.625%, due 10/01/07                                             62
                                                                     -----------
                                                                       1,203,436
                                                                     -----------
             CONSUMER CYCLICALS - 2.36%
    200,000  Burns Philip Capital Property, Ltd. (C)
             9.750%, due 07/15/12                                        196,000
    105,000  Dura Operating Corp., Series D
             9.000%, due 05/01/09                                         91,350
     55,000  Dura Operating Corp.
             8.625%, due 04/15/12                                         53,625
    140,000  Lear Corp., Series B
             8.110%, due 05/15/09                                        145,950
    270,000  United Stationers Supply Co.
             8.375%, due 04/15/08                                        271,350
     65,000  WestPoint Stevens, Inc.
             7.875%, due 06/15/05                                         19,500
     60,000  WestPoint Stevens, Inc.
             7.875%, due 06/15/08                                         16,200
                                                                     -----------
                                                                         793,975
                                                                     -----------
             CONSUMER SERVICES - 2.37%
     65,000  Iron Mountain, Inc.
             8.750%, due 09/30/09                                         67,925
    425,000  Iron Mountian, Inc.
             8.625%, due 04/01/13                                        443,063
    155,000  Michael Foods, Inc., Series B
             11.750%, due 04/01/11                                       170,500
     90,000  Roundy's, Inc. (C)
             8.875%, due 06/15/12                                         86,850

             CONSUMER SERVICES (CONTINUED)
   $ 10,000  United Rentals, Inc., Series B
             10.750%, due 04/15/08                                   $     9,300
     90,000  Venture Holdings Trust, Series B (E)
             9.500%, due 07/01/05                                         19,800
                                                                     -----------
                                                                         797,438
                                                                     -----------
             CONSUMER STAPLES - 1.84%
     25,000  Fage Dairy Industries S.A. (D)
             9.000%, due 02/01/07                                         23,875
     90,000  Finlay Enterprises, Inc.
             9.000%, due 05/01/08                                         80,100
    185,000  Samsonite Corp.
             10.750%, due 06/15/08                                       138,750
    150,000  Sealy Mattress Co., Series B
             9.875%, due 12/15/07                                        136,500
    225,000  Simmons Co., Series B
             10.250%, due 03/15/09                                       239,625
                                                                     -----------
                                                                         618,850
                                                                     -----------
             CONTAINERS/PACKAGING - 8.14%
    240,000  Ball Corp.
             8.250%, due 08/01/08                                        248,400
    100,000  Consolidated Container Co. LLC
             10.125%, due 07/15/09                                        60,000
    209,000  Corp Durango, SA, Series A (C)(D)
             13.750%, due 07/15/09                                       127,490
     60,000  Graphic Packaging Corp.
             8.625%, due 02/15/12                                         62,250
    125,000  Greif Bros. Corp., Series A (C)
             8.875%, due 08/01/12                                        129,375
    170,000  Kappa Beheer BV (D)
             10.625%, due 07/15/09                                       176,800
    640,000  Owens-Brockway Glass Container, Inc.
             8.875%, due 02/15/09                                        657,600
     65,000  Owens-Illinois, Inc.
             7.850%, due 05/15/04                                         62,725
     35,000  Plastipak Holdings, Inc. (C)
             10.750%, due 09/01/11                                        36,269
    220,000  Plastipak Holdings, Inc.
             10.750%, due 09/01/11                                       227,975
    120,000  Pliant Corp.
             13.000%, due 06/01/10                                        93,600
    260,000  Riverwood International Corp.
             10.625%, due 08/01/07                                       271,700
     70,000  Silgan Holdings, Inc. (C)
             9.000%, due 06/01/09                                         72,800
    170,000  Silgan Holdings, Inc.
             9.000%, due 06/01/09                                        176,800
    325,000  Smurfit-Stone Container Corp. (C)
             8.250%, due 10/01/12                                        333,125
                                                                     -----------
                                                                       2,736,909
                                                                     -----------
             DURABLE GOODS - 2.20%
    245,000  American Axle & Manufacturing, Inc.
             9.750%, due 03/01/09                                        260,925
    140,000  Collins & Aikman Products
             10.750%, due 12/31/11                                       129,500


  CORPORATE NOTES AND BONDS (CONTINUED)
             DURABLE GOODS (CONTINUED)
    $30,000  Dana Corp. (C)
             10.125%, due 03/15/10                                   $    29,100
    140,000  Dana Corp.
             9.000%, due 08/15/11                                        129,500
     60,000  Delco Remy International, Inc.
             11.000%, due 05/01/09                                        31,800
     75,000  Hayes Lemmerz International, Inc. (C)(E)
             11.875%, due 06/15/06                                        36,750
     65,000  Metaldyne Corp. (C)
             11.000%, due 06/15/12                                        46,150
     85,000  Motors and Gears, Inc., Series D
             10.750%, due 11/15/06                                        72,250
     20,000  Oxford Automotive, Inc., Series D (E)
             10.125%, due 06/15/07                                         3,800
                                                                     -----------
                                                                         739,775
                                                                     -----------
             ENERGY - 8.03%
     75,000  Amerigas Partners L.P.
             8.875%, due 05/20/11                                         76,500
    160,000  Belden & Blake Corp., Series B
             9.875%, due 06/15/07                                        132,000
    320,000  Chesapeake Energy Corp.
             8.125%, due 04/01/11                                        326,400
     45,000  Continental Resources, Inc.
             10.250%, due 08/01/08                                        39,150
    140,000  Encore Acquisition Co. (C)
             8.375%, due 06/15/12                                        142,100
     73,000  FirstEnergy Corp., Series B
             6.450%, due 11/15/11                                         68,026
    100,000  Magnum Hunter Resources, Inc.
             9.600%, due 03/15/12                                        105,000
    115,000  Mission Resources Corp.
             10.875%, due 04/01/07                                        69,000
     63,000  P&L Coal Holdings Corp., Series B
             8.875%, due 05/15/08                                         65,835
    181,000  Peabody Energy Corp., Series B
             9.625%, due 05/15/08                                        190,050
     69,000  Pemex Project Funding Master Trust
             9.125%, due 10/13/10                                         75,210
     60,000  Pioneer Natural Resources Co.
             9.625%, due 04/01/10                                         70,292
    170,000  Pioneer Natural Resources Co.
             7.500%, due 04/15/12                                        182,569
    325,000  Plains All American Pipeline LP (C)
             7.750%, due 10/15/12                                        331,500
     69,000  PSE&G Power LLC
             7.750%, due 04/15/11                                         62,100
     98,000  PSE&G Power LLC
             8.625%, due 04/15/31                                         82,320
     80,000  SESI LLC
             8.875%, due 05/15/11                                         80,000
     40,000  Stone Energy Corp.
             8.250%, due 12/15/11                                         41,200
    125,000  Tesoro Petroleum Corp., Series B
             9.000%, due 07/01/08                                         65,000

     75,000  Tesoro Petroleum Corp.
             9.625%, due 04/01/12                                         38,250

             ENERGY (CONTINUED)
   $155,000  Vintage Petroleum, Inc.
             8.250%, due 05/01/12                                     $  158,100
    150,000  Westar Energy, Inc.
             7.875%, due 05/01/07                                        144,339
    150,000  Westport Resources Corp.
             8.250%, due 11/01/11                                        155,625
                                                                     -----------
                                                                       2,700,566
                                                                     -----------
             FINANCE - 2.33%
    160,000  MDP Acquisitions PLC (C)
             9.625%, due 10/01/12                                        164,000
    135,000  Ono Finance PLC (D)
             13.000%, due 05/01/09                                        29,700
     45,000  Ono Finance PLC (D)
             14.000%, due 02/15/11                                         9,900
     45,000  PCA LLC/PCA Finance Corp. (C)
             11.875%, due 08/01/09                                        44,775
    310,000  Willis Corroon Corp.
             9.000%, due 02/01/09                                        325,500
    210,000  Yell Finance BV (D)
             10.750%, due 08/01/11                                       210,000
                                                                     -----------
                                                                         783,875
                                                                     -----------
             HEALTHCARE SERVICES - 2.91%
    135,000  Alliance Imaging, Inc.
             10.375%, due 04/15/11                                       141,075
    150,000  Beverly Enterprises, Inc.
             9.625%, due 04/15/09                                        121,500
    400,000  HCA-Healthcare Co.
             7.875%, due 02/01/11                                        429,064
     35,000  InSight Health Services Corp.
             9.875%, due 11/01/11                                         33,950
     15,000  Prime Medical Services, Inc.
             8.750%, due 04/01/08                                         14,250
    225,000  Triad Hospitals, Inc., Series B
             8.750%, due 05/01/09                                        238,500
                                                                     -----------
                                                                         978,339
                                                                     -----------
             INDUSTRIALS - 4.06%
     23,000  Actuant Corp.
             13.000%, due 05/01/09                                        26,335
    110,000  Blount, Inc.
             7.000%, due 06/15/05                                         91,300
     15,000  Blount, Inc.
             13.000%, due 08/01/09                                         8,175
    195,000  General Binding Corp.
             9.375%, due 06/01/08                                        153,075
    340,000  Johnsondiversey, Inc. (C)(D)
             9.625%, due 05/15/12                                        340,000
     15,000  Johnsondiversey, Inc. (C)(F)
             9.625%, due 05/15/12                                         14,083
     95,000  Manitowoc Co., Inc. (F)
             10.375%, due 05/15/11                                        89,194
    145,000  Manitowoc Co., Inc. (C)
             10.500%, due 08/01/12                                       144,275
    270,000  Moog, Inc., Series B
             10.000%, due 05/01/06                                       271,350

  CORPORATE NOTES AND BONDS (CONTINUED)
             INDUSTRIALS (CONTINUED)
   $120,000  Navistar International Corp., Series B
             9.375%, due 06/01/06                                    $   108,300
     75,000  Numatics, Inc., Series B
             9.625%, due 04/01/08                                         31,500
    100,000  Ocean Rig ASA (D)
             10.250%, due 06/01/08                                        87,000
                                                                     -----------
                                                                       1,364,587
                                                                     -----------
             MACHINERY - 2.23%
    295,000  AGCO Corp.
             9.500%, due 05/01/08                                        309,750
    135,000  Columbus McKinnon Corp.
             8.500%, due 04/01/08                                         97,200
    130,000  JLG Industries, Inc.
             8.375%, due 06/15/12                                         97,500
     75,000  Terex Corp.
             8.875%, due 04/01/08                                         64,125
    175,000  Terex Corp.
             10.375%, due 04/01/11                                       158,375
    160,000  Thermadyne Holdings Corp. (B)(E)
             12.500%, due 06/01/08                                           800
     80,000  Thermadyne Manufacturing LLC / Capital Corp. (E)
             9.875%, due 06/01/08                                         21,600
                                                                     -----------
                                                                         749,350
                                                                     -----------
             MEDIA - 8.04%
    210,000  Acme Communications, Inc., Series B (B)
             10.875%, due 09/30/04                                       207,900
    150,000  Allbritton Communications Co., Series B
             9.750%, due 11/30/07                                        155,625
     65,000  American Media Operations, Inc., Series B
             10.250%, due 05/01/09                                        66,950
    155,000  AMFM, Inc.
             8.000%, due 11/01/08                                        163,331
     70,000  AOL Time Warner, Inc.
             6.875%, due 05/01/12                                         69,152
    315,000  Cablevision Systems New York Group, Series B
             8.125%, due 08/15/09                                        261,450
    210,000  Canwest Media, Inc. (D)
             10.625%, due 05/15/11                                       222,600
     90,000  Cox Radio, Inc., Series A
             6.625%, due 02/15/06                                         88,828
    100,000  CSC Holdings, Inc.
             8.125%, due 07/15/09                                         83,000
     80,000  Dex Media East LLC (C)
             9.875%, due 11/15/09                                         82,400
     25,000  Dex Media East LLC (C)
             12.125%, due 11/15/12                                        25,750
     25,000  Entercom Radio/Capital
             7.625%, due 03/01/14                                         26,250
     65,000  LIN Television Corp.
             8.000%, due 01/15/08                                         68,250
    275,000  MediaCom Broadband LLC
             11.000%, due 07/15/13                                       237,875
     90,000  MediaCom Capital Co. LLC
             9.500%, due 01/15/13                                         65,250

    140,000  PRIMEDIA, Inc.
             8.875%, due 05/15/11                                        117,250
             MEDIA (CONTINUED)
    $95,000  Quebecor Media, Inc. (D)
             11.125%, due 07/15/11                                   $    66,975
    175,000  Radio One, Inc., Series B
             8.875%, due 07/01/11                                        186,813
    205,000  Spanish Broadcasting Systems, Inc.
             9.625%, due 11/01/09                                        207,563
    295,000  Young Broadcasting, Inc., Series A
             8.500%, due 12/15/08                                        298,687
                                                                     -----------
                                                                       2,701,899
                                                                     -----------
             METALS AND MINING - 2.43%
     70,000  AK Steel Corp.
             7.875%, due 02/15/09                                         69,650
    110,000  AK Steel Corp. (C)
             7.750%, due 06/15/12                                        108,900
     35,000  Century Aluminum Co.
             11.750%, due 04/15/08                                        32,200
     85,000  Commonwealth Industries, Inc.
             10.750%, due 10/01/06                                        80,750
    135,000  Compass Minerals Group, Inc.
             10.000%, due 08/15/11                                       144,450
     60,000  Doe Run Resources Corp., Series B (E)
             11.250%, due 03/15/05                                        12,000
     95,000  Earle M. Jorgensen Co.
             9.750%, due 06/01/12                                         92,150
    105,000  Euramax International, Ltd. PLC (D)
             11.250%, due 10/01/06                                       107,625
     75,000  Kaiser Aluminum & Chemical Corp. (E)
             9.875%, due 02/15/49                                         46,125
     50,000  Russel Metals, Inc. (D)
             10.000%, due 06/01/09                                        52,500
     25,000  Ryerson Tull, Inc., Class A
             9.125%, due 07/15/06                                         23,448
    195,000  WCI Steel, Inc., Series B
             10.000%, due 12/01/04                                        46,800
                                                                     -----------
                                                                         816,598
                                                                     -----------
             PRINTING - 1.34%
    110,000  Hollinger International Publishing, Inc.
             9.250%, due 03/15/07                                        110,550
     75,000  Mail-Well I Corp. (C)
             9.625%, due 03/15/12                                         52,875
    200,000  Transwestern Publishing Co., Series F
             9.625%, due 11/15/07                                        202,250
     50,000  World Color Press, Inc.
             8.375%, due 11/15/08                                         51,273
     35,000  World Color Press, Inc.
             7.750%, due 02/15/09                                         35,011
                                                                     -----------
                                                                         451,959
                                                                     -----------
             RECREATION - 10.42%
    170,000  AMC Entertainment, Inc.
             9.500%, due 02/01/11                                        150,875
     55,000  Ameristar Casinos, Inc.
             10.750%, due 02/15/09                                        59,400
    135,000  Argosy Gaming Co.

             10.750%, due 06/01/09                                       148,500
    120,000  Aztar Corp.
             8.875%, due 05/15/07                                        119,400
  CORPORATE NOTES AND BONDS (CONTINUED)
             RECREATION (CONTINUED)
   $115,000  Boyd Gaming Corp.
             9.250%, due 08/01/09                                    $   124,488
    270,000  Coast Hotels and Casinos, Inc.
             9.500%, due 04/01/09                                        283,500
    260,000  HMH Properties, Inc., Series C
             8.450%, due 12/01/08                                        249,600
     35,000  Hollywood Park, Inc.
             9.500%, due 08/01/07                                         29,750
    185,000  Horseshoe Gaming Holding Corp., Series B
             8.625%, due 05/15/09                                        194,712
     95,000  Mandalay Resort Group
             9.500%, due 08/01/08                                        104,500
     35,000  MGM Mirage, Inc.
             9.750%, due 06/01/07                                         38,500
    160,000  MGM Mirage, Inc.
             8.500%, due 09/15/10                                        174,330
    310,000  MGM Mirage, Inc.
             8.375%, due 02/01/11                                        324,725
    140,000  Park Place Entertainment Corp.
             8.875%, due 09/15/08                                        145,600
    220,000  Park Place Entertainment Corp.
             8.125%, due 05/15/11                                        221,650
    130,000  Pinnacle Entertainment, Inc., Series B
             9.250%, due 02/15/07                                        110,500
     20,000  Prime Hospitality Corp.
             8.375%, due 05/01/12                                         18,200
    135,000  Regal Cinemas, Inc., Series B
             9.375%, due 02/01/12                                        141,075
    190,000  Starwood Hotels & Resorts Worldwide, Inc. (C)
             7.875%, due 05/01/12                                        181,925
    150,000  Station Casinos, Inc.
             8.375%, due 02/15/08                                        158,250
     80,000  Station Casinos, Inc.
             8.875%, due 12/01/08                                         83,600
    185,000  Station Casinos, Inc.
             9.875%, due 07/01/10                                        199,337
    160,000  Vail Resorts, Inc.
             8.750%, due 05/15/09                                        156,800
     80,000  Venetian Casino Resort LLC (C)
             11.000%, due 06/15/10                                        82,000
                                                                     -----------
                                                                       3,501,217
                                                                     -----------
             RETAIL - 3.79%
    155,000  7-Eleven, Inc.
             5.000%, due 12/15/03                                        148,025
     60,000  Advance Stores Co., Inc.
             10.250%, due 04/15/08                                        62,700
    145,000  Cole National Group, Inc.
             8.875%, due 05/15/12                                        136,300
    120,000  Dollar General Corp.
             8.625%, due 06/15/10                                        121,994
     75,000  Finlay Fine Jewelry Corp.

             8.375%, due 05/01/08                                         69,000
    150,000  Fleming Companies, Inc.
             10.125%, due 04/01/08                                       127,500
     35,000  Fleming Companies, Inc.
             9.250%, due 06/15/10                                         28,700

             RETAIL (CONTINUED)
   $175,000  Gap, Inc. (B)
             8.800%, due 12/15/08                                    $   177,625
    115,000  J Crew Operating Corp.
             10.375%, due 10/15/07                                        83,375
     40,000  Jitney-Jungle Stores of America, Inc. (E)
             12.000%, due 03/01/06                                             4
     10,000  Jitney-Jungle Stores of America, Inc. (E)
             10.375%, due 09/15/07                                             1
    395,000  Williams Scotsman, Inc.
             9.875%, due 06/01/07                                        317,975
                                                                     -----------
                                                                       1,273,199
                                                                     -----------
             SCHOOLS - 0.34%
    120,000  KinderCare Learning Centers, Inc., Series B
             9.500%, due 02/15/09                                        112,950
                                                                     -----------

             TECHNOLOGY - 2.93%
     35,000  Argo-Tech Corp.
             8.625%, due 10/01/07                                         22,750
     80,000  Fisher Scientific International, Inc.
             9.000%, due 02/01/08                                         82,800
     70,000  Fisher Scientific International, Inc.
             8.125%, due 05/01/12                                         71,050
    145,000  Flextronics International, Ltd. (D)
             9.875%, due 07/01/10                                        150,800
    140,000  K & F Industries, Inc., Series B
             9.250%, due 10/15/07                                        142,800
    400,000  Unisys Corp.
             8.125%, due 06/01/06                                        408,000
    105,000  Unisys Corp.
             7.875%, due 04/01/08                                        105,000
                                                                     -----------
                                                                         983,200
                                                                     -----------
             TELECOMMUNICATIONS - 3.72%
     25,000  Avalon Cable Holdings LLC (B)
             11.000%, due 12/01/08                                        15,000
    100,000  Chancellor Corp., Series B
             8.750%, due 06/15/07                                        104,250
    210,000  Echostar Broadband Corp.
             10.375%, due 10/01/07                                       216,300
    240,000  Echostar DBS Corp.
             9.375%, due 02/01/09                                        240,000
     75,000  Energis PLC (D)(E)
             9.750%, due 06/15/09                                              0
     36,000  Granite Broadcasting Corp.
             10.375%, due 05/15/05                                        27,720
    175,000  GT Group Telecom, Inc. (B)(D)(E)
             13.250%, due 02/01/10                                            17
     90,000  Hyperion Telecommunication, Inc. (E)
             12.000%, due 11/01/07                                           225
    135,000  Insight Midwest/Insight Capital, Inc.
             9.750%, due 10/01/09                                        114,750
     70,000  Jazztel PLC (D)(E)
             14.000%, due 04/01/09                                         4,900
    265,000  LIN Holdings Corp. (B)
             10.000%, due 03/01/08                                       265,000
    175,000  Metronet Communications, Inc. (B)(D)(E)

             9.950%, due 06/15/08                                         23,625

             TELECOMMUNICATIONS (CONTINUED)
   $130,000  NTL Communications Corp. (B)(E)
             12.750%, due 10/01/08                                   $     7,150
    180,000  NTL, Inc. (B)(E)
             9.750%, due 04/01/08                                         11,250
    110,000  Paxson Communications Corp.
             10.750%, due 07/15/08                                        91,300
    105,000  Paxson Communications Corp. (B)
             12.250%, due 01/15/09                                        51,450
     90,000  Rural Cellular Corp., Series A
             9.750%, due 01/15/10                                         37,350
    145,000  Tele1 Europe B.V. (D)(E)
             13.000%, due 05/15/09                                        17,400
    115,000  Worldwide Fiber, Inc. (D)(E)
             12.000%, due 08/01/09                                            12
     55,000  XM Satellite Radio Holdings, Inc.
             14.000%, due 03/15/10                                        22,275
                                                                     -----------
                                                                       1,249,974
                                                                     -----------
             TRANSPORTATION - 0.92%
    170,000  GulfMark Offshore, Inc.
             8.750%, due 06/01/08                                        170,000
    135,000  Kansas City Southern Railway Co.
             7.500%, due 06/15/09                                        139,725
                                                                     -----------
                                                                         309,725
                                                                     -----------
             WASTE DISPOSAL - 1.71%
    190,000  Allied Waste North America, Inc., Series B
             7.625%, due 01/01/06                                        186,200
    265,000  Allied Waste North America, Inc., Series B
             8.875%, due 04/01/08                                        262,350
     55,000  Allied Waste North America, Inc., Series B
             10.000%, due 08/01/09                                        52,800
     72,000  Waste Management, Inc.
             6.875%, due 05/15/09                                         74,560
                                                                     -----------
                                                                         575,910
                                                                     -----------
             TOTAL CORPORATE NOTES AND BONDS                          29,208,117
             (Cost $32,711,678)

     Shares
     ------
  COMMON STOCKS - 0.06%

             CAPITAL GOODS - 0.00%
        277  IKS Corp. *                                                       3
                                                                     -----------

             COMMUNICATION - 0.00%
         40  Versatel Telecom International N.V., ADR                        133
                                                                     -----------

             METALS AND MINING - 0.03%
      2,979  Metal Management, Inc. *                                     11,916
                                                                     -----------

             TELECOMMUNICATIONS - 0.03%
      3,750  Completel Europe N.V. *                                         787
        320  Completel Europe N.V. EUR .04 *                               1,705
      2,977  ITC DeltaCom, Inc.                                            6,643
                                                                     -----------
                                                                           9,135
                                                                     -----------

             TOTAL COMMON STOCKS                                          21,187
             (Cost $147,327)
  PREFERRED STOCKS - 0.32%

             FINANCE - 0.06%
        250  Fresenius Med Care Capital Trust II,
             7.75% PIK                                               $   20,250
                                                                     -----------

             MEDIA - 0.26%
        607  Cablevision Systems Corp., Series M                          36,420
      1,350  PRIMEDIA, Inc. *                                             51,300
                                                                     -----------

                                                                          87,720
                                                                     -----------
             TELECOMMUNICATION - 0.00%
          3  Completel Europe N.V. *                                         848
                                                                     -----------

             TOTAL PREFERRED STOCKs                                      108,818
             (Cost $222,651)

  WARRANTS AND RIGHTS - 0.00%

             COMMUNICATION - 0.00%
        175  GT Group Telecom, Inc. (C) *                                     87
         90  Jazztel PLC (C) *                                               585
         40  Versatel Telecom International N.V. *                             0
                                                                     -----------
                                                                             672
                                                                     -----------
             FINANCE - 0.00%
        150  Ono Finance PLC, Series A (C) *                                   0
         45  Ono Finance PLC (C) *                                             1
                                                                     -----------
                                                                               1
                                                                     -----------
             TELECOMMUNICATIONS - 0.00%
         55  XM Satellite Radio Holdings, Inc. *                              39
                                                                     -----------

             TOTAL WARRANTS AND RIGHTS                                       712
             (Cost $9,208)

   Par Value
   ---------

  FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS - 0.22%

             MEXICO - 0.22%
$    70,000  United Mexican States (D)
             8.375%, due 01/14/11                                         75,425
                                                                     -----------

                           TOTAL FOREIGN GOVERNMENT AND
             AGENCY OBLIGATIONS                                           75,425
                                                                     -----------
             (Cost $72,752)

  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A)- 10.06%

  3,382,000  Federal Home Loan Mortgage Corp.
             1.600%, due 11/01/02                                      3,382,000
                                                                     -----------

                           TOTAL U.S. GOVERNMENT AND
             AGENCY OBLIGATIONS                                        3,382,000
                                                                     -----------
             (Cost $3,382,000)

         INVESTMENT COMPANY - 0.00%

         64  SSgA Prime Money Market Fund                            $        64
                                                                     -----------

             TOTAL INVESTMENT COMPANY                                         64
             (Cost $64)

  TOTAL INVESTMENTS  - 98.46%                                          33,099,171
                                                                     -----------
  (Cost $36,819,093**)
  NET OTHER ASSETS AND LIABILITIES  - 1.54%                            516,557
                                                                     -----------
         TOTAL NET ASSETS  - 100.00%                                 $33,615,728
                                                                     -----------

      *     Non-income producing.

      **    Aggregate cost for Federal tax purposes was $36,919,826.

      (A)   Rate noted represents annualized yield at time of purchase.

      (B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.

      (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

      (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities are 5.66% of total net assets.

      (E)   In Default.

      (F) Notes and bonds, issued by foreign entities, denominated in their local currencies and converted to U.S. dollars at period end exchange rates. The aggregate of these securities are 0.31% of total net assets.

      ADR   American Depository Receipt.

      PIK   Payment-In-Kind.

      PLC   Public Limited Company.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency     Settlement Date   Local Amount   Face Amount    Value     Depreciation
--------     ---------------   ------------   -----------    -----     ------------
Euro (sell)  12/18/2002         C=(109,453)   $(106,290)   $(107,947)   $(1,657)

                    BALANCED FUND -- Portfolio of Investments

                                                                       Value
Par Value                                                             (Note 2)
---------                                                             --------
  COMMON STOCKS - 49.56%

             CONSUMER DISCRETIONARY - 5.41%
     53,300  Carnival Corp.                                          $ 1,392,196
     39,700  Cox Communications, Inc., Class A *                       1,087,780
     75,900  McDonald's Corp.                                          1,374,549
     79,900  Target Corp.                                              2,406,588
     38,000  Tiffany & Co.                                               994,840
     12,300  Wal-Mart Stores, Inc.                                       658,665
     48,900  Walt Disney Co.                                             816,630
                                                                     -----------
                                                                       8,731,248
                                                                     -----------
             CONSUMER STAPLES - 3.98%
     56,100  CVS Corp.                                                 1,555,653
     32,100  General Mills, Inc.                                       1,326,372
     30,700  Kimberly-Clark Corp.                                      1,581,050
     30,400  Safeway, Inc. *                                             702,240
     55,000  Sara Lee Corp.                                            1,255,650
                                                                     -----------
                                                                       6,420,965
                                                                     -----------
             ENERGY - 3.75%
     25,264  BP PLC, ADR                                                 971,401
     40,100  ExxonMobil Corp.                                          1,349,766
     16,400  Kerr-McGee Corp.                                            713,400
     42,700  Marathon Oil Corp.                                          892,430
     25,100  Schlumberger, Ltd.                                        1,006,761
      9,716  Transocean Sedco Forex, Inc.                                213,557
     32,400  Unocal Corp.                                                895,536
                                                                     -----------
                                                                       6,042,851
                                                                     -----------
             FINANCIALS - 12.53%
     47,000  ACE, Ltd.                                                 1,445,250
     55,000  Allstate Corp.                                            2,187,900
     25,996  Bank of America Corp.                                     1,814,521
     33,690  Bank One Corp.                                            1,299,423
     22,000  Chubb Corp.                                               1,241,020
     65,000  Citigroup, Inc.                                           2,401,750
     28,000  Countrywide Credit Industries, Inc.                       1,408,680
     31,200  FleetBoston Financial Corp.                                 729,768
     10,000  Goldman Sachs Group, Inc.                                   716,000
     27,050  MBIA, Inc.                                                1,180,733
     35,000  Morgan Stanley Dean Witter & Co.                          1,362,200
     61,000  Prudential Financial, Inc. *                              1,781,200
     16,100  SunTrust Banks, Inc.                                        979,524
     33,000  Wells Fargo & Co.                                         1,665,510
                                                                     -----------
                                                                      20,213,479
                                                                     -----------
             HEALTHCARE - 6.67%
     42,300  Applera Corp.- Applied Biosystems Group                     855,729
     39,100  Baxter International, Inc.                                  978,282
     50,600  Bristol-Myers Squibb Co.                                  1,245,266
     19,400  Genzyme Corp. *                                             540,290
     31,600  GlaxoSmithKline PLC, ADR                                  1,191,004
    108,700  IMS Health, Inc.                                          1,634,848
     18,300  MedImmune, Inc. *                                           467,565
     55,202  Pharmacia Corp.                                           2,373,686

     44,100  Wyeth                                                     1,477,350
                                                                     -----------
                                                                      10,764,020
                                                                     -----------

             INDUSTRIALS - 5.53%
     32,000  Burlington Northern Santa Fe Corp.                      $   823,360
     43,000  Dover Corp.                                               1,078,440
     19,000  Emerson Electric Co.                                        915,420
     18,000  FedEx Corp.                                                 957,420
     28,000  Honeywell International, Inc.                               670,320
     16,000  Illinois Tool Works, Inc.                                   982,400
     64,000  Pall Corp.                                                1,111,680
     28,000  Textron, Inc.                                             1,148,000
     20,000  United Technologies Corp.                                 1,233,400
                                                                     -----------
                                                                       8,920,440
                                                                     -----------
             INFORMATION TECHNOLOGY - 6.73%
     26,000  3Com Corp. *                                                109,694
     87,800  ADC Telecommunications, Inc. *                              138,724
     18,440  Agilent Technologies, Inc. *                                253,550
     26,400  Applied Materials, Inc. *                                   396,792
     27,600  Celestica, Inc. *                                           380,880
     33,200  Computer Sciences Corp. *                                 1,072,028
     57,500  Concord EFS, Inc. *                                         821,100
     37,800  EMC Corp. *                                                 193,158
     59,300  Gateway, Inc. *                                             177,900
     36,500  Hewlett-Packard Co.                                         576,700
     23,900  International Business Machines Corp.                     1,886,666
     74,900  Keane, Inc. *                                               617,176
     45,838  Koninklijke (Royal)
             Philips Electronics N.V., ADR                               811,333
     37,400  Micron Technology, Inc. *                                   598,400
     77,700  Motorola, Inc.                                              712,509
     56,000  PeopleSoft, Inc. *                                        1,013,600
     16,812  Skyworks Solutions, Inc. *                                  119,365
     47,900  Texas Instruments, Inc.                                     759,694
     14,196  VERITAS Software Corp. *                                    216,489
                                                                     -----------
                                                                      10,855,758
                                                                     -----------
             MATERIALS - 1.32%
     31,000  Dow Chemical Co.                                            805,690
      9,417  Monsanto Co.                                                155,663
     35,000  Rohm and Haas Co.                                         1,164,450
                                                                     -----------
                                                                       2,125,803
                                                                     -----------
             TELECOMMUNICATION SERVICES - 2.43%
     27,000  ALLTEL Corp.                                              1,342,170
     56,984  AT&T Corp.                                                  743,072
     33,000  SBC Communications, Inc.                                    846,780
     26,020  Verizon Communications                                      982,515
                                                                     -----------
                                                                       3,914,537
                                                                     -----------
             UTILITIES - 1.21%
     43,000  Duke Energy Corp.                                           881,070
     18,000  FPL Group, Inc.                                           1,061,640
                                                                     -----------
                                                                       1,942,710
                                                                     -----------
             TOTAL COMMON STOCKS                                      79,931,811
             (Cost $104,430,720)

  ASSET BACKED - 3.89%

   $850,000  ABSC Long Beach Home Equity Trust,
             Series 2000-LB1, Class AF5
             8.050%, due 09/21/30                                    $   951,621
    900,000  Conseco Finance Securitizations Corp.,
             Series 2001-1, Class M1
             7.535%, due 07/01/32                                        932,313
    700,000  Conseco Finance Securitizations Corp.,
             Series 2001-4, Class A3
             6.090%, due 09/01/33                                        739,850
  1,000,000  Green Tree Home Equity Loan Trust,
             Series 1999-A, Class B1
             8.970%, due 11/15/27                                      1,040,220
  1,500,000  Oakwood Mortgage Investors, Inc., Series
             1999-C, Class M2
             8.750%, due 08/15/27                                      1,497,422
  1,000,000  Peco Energy Transition Trust, Series
             1999-A, Class A7
             6.130%, due 03/01/09                                      1,113,150
                                                                     -----------
             TOTAL ASSET BACKED                                        6,274,576
             (Cost $5,952,089)

  COMMERCIAL MORTGAGE BACKED - 3.11%

    500,000  Bear Stearns Commercial Mortgage
             Securities, Inc., Series 2001-TOP2, Class A2
             6.480%, due 02/15/35                                        559,593
    800,000  Duke Weeks Industrial Trust, Series
             2000-DW1, Class A2
             7.151%, due 10/15/10                                        920,284
  1,500,000  Morgan Stanley Capital I, Inc., Series
             1999-CAM1, Class A3
             6.920%, due 03/15/32                                      1,680,329
  1,600,000  Morgan Stanley Dean Witter Capital,
             Series 2000-LIF2, Class A2
             7.200%, due 10/15/33                                      1,852,678
                                                                     -----------
             TOTAL COMMERCIAL MORTGAGE BACKED                          5,012,884
             (Cost $4,623,491)

  PRIVATE LABEL MORTGAGE BACKED - 3.22%

  1,479,995  Bank of America Funding Corp., Series
             2002-1, Class A2
             7.000%, due 04/20/32                                      1,513,902
  1,700,000  Countrywide Alternative Loan Trust,
             Series 2002-5, Class A10
             6.750%, due 06/25/32                                      1,842,295
  1,000,000  Residential Asset Securitization Trust,
             Series 2002-A1, Class A2
             5.350%, due 09/25/26                                      1,040,234
    800,000  Washington Mutual, Series 2002-AR4,
             Class A5
             5.598%, due 04/25/32                                        804,378
                                                                     -----------

             TOTAL PRIVATE LABEL MORTGAGE BACKED                       5,200,809
             (Cost $5,033,641)

  CORPORATE NOTES AND BONDS - 14.91%

             CABLE - 0.95%
   $500,000  Comcast Cable Communications

             8.375%, due 05/01/07                                    $   515,000
    500,000  Cox Communications, Inc.
             6.875%, due 06/15/05                                        511,910
    500,000  TCI Communications, Inc.
             8.650%, due 09/15/04                                        505,326
                                                                     -----------
                                                                       1,532,236
                                                                     -----------
             CAPITAL GOODS - 0.34%
    500,000  United Technologies Corp.
             6.625%, due 11/15/04                                        543,348
                                                                     -----------
             CONSUMER STAPLES - 0.60%
    500,000  Delhaize America, Inc.
             7.375%, due 04/15/06                                        434,060
    500,000  Safeway, Inc.
             6.850%, due 09/15/04                                        536,780
                                                                     -----------
                                                                         970,840
                                                                     -----------
             ENERGY - 1.29%
    500,000  Occidental Petroleum Corp.
             5.875%, due 01/15/07                                        535,805
    500,000  Phillips Petroleum Co.
             8.500%, due 05/25/05                                        569,155
    500,000  Sunoco, Inc.
             7.125%, due 03/15/04                                        508,748
    450,000  Texaco Capital, Inc.
             5.700%, due 12/01/08                                        469,753
                                                                     -----------
                                                                       2,083,461

             FINANCE - 2.84%
    750,000  AARP (C)
             7.500%, due 05/01/31                                        820,750
    500,000  American General Finance Corp.
             5.750%, due 03/15/07                                        525,896
    500,000  Bear Stearns Cos., Inc.
             7.800%, due 08/15/07                                        580,440
    250,000  CIT Group, Inc.
             5.570%, due 12/08/03                                        249,923
    350,000  General Electric Global Insurance Corp.
             7.000%, due 02/15/26                                        342,530
    500,000  Household Finance Corp.
             6.500%, due 11/15/08                                        438,058
    500,000  MBNA America Bank N.A.
             6.875%, due 07/15/04                                        520,103
    500,000  Merrill Lynch & Co., Inc.
             7.375%, due 05/15/06                                        555,315
    500,000  U.S. Bank N.A.
             6.300%, due 02/04/14                                        553,275
                                                                     -----------
                                                                       4,586,290
                                                                     -----------
             INDUSTRIALS - 2.78%
    500,000  Bombardier Capital, Inc. (C)
             6.125%, due 06/29/06                                        425,749
    350,000  Caterpillar Financial Services Corp.
             7.590%, due 12/10/03                                        370,911
    500,000  Ford Motor Credit Co.
             3.714%, due 10/25/04                                        458,424
    350,000  Ford Motor Credit Co.
             7.600%, due 08/01/05                                        339,732

  CORPORATE NOTES AND BONDS (CONTINUED)

             INDUSTRIALS (CONTINUED)
$ 1,000,000  General Motors Acceptance Corp.
             6.125%, due 08/28/07                                    $   960,673
    500,000  General Motors Acceptance Corp.
             6.875%, due 09/15/11                                        455,590
    500,000  International Paper Co.
             8.125%, due 07/08/05                                        562,592
    350,000  Lockheed Martin Corp.
             7.250%, due 05/15/06                                        393,360
    500,000  Waste Management, Inc.
             7.000%, due 10/01/04                                        514,845
                                                                     -----------
                                                                       4,481,876
                                                                     -----------
             PIPELINE - 0.54%
    250,000  Coastal Corp.
             7.500%, due 08/15/06                                        195,000
    650,000  Kinder Morgan, Inc.
             6.650%, due 03/01/05                                        679,808
                                                                     -----------
                                                                         874,808
                                                                     -----------
             REITS - 0.33%
    500,000  Avalonbay Communities, Inc.
             6.580%, due 02/15/04                                        525,013
                                                                     -----------

             TELECOMMUNICATIONS - 1.66%
    500,000  Bellsouth Capital Funding Corp.
             7.875%, due 02/15/30                                        586,856
    750,000  SBC Communications, Inc.
             5.875%, due 08/15/12                                        797,099
    250,000  Sprint Capital Corp.
             7.125%, due 01/30/06                                        214,601
    537,000  Telephone & Data Systems, Inc.
             7.000%, due 08/01/06                                        583,822
    500,000  Verizon Wireless, Inc. (C)
             5.375%, due 12/15/06                                        493,675
                                                                     -----------

                                                                       2,676,053
                                                                     -----------
             TRANSPORTATION - 1.14%
    600,000  Burlington Northern Santa Fe Corp.
             6.375%, due 12/15/05                                        660,321
    500,000  Norfolk Southern Corp.
             7.250%, due 02/15/31                                        552,838
    600,000  Southwest Airlines Co.
             8.750%, due 10/15/03                                        632,828
                                                                     -----------
                                                                       1,845,987
                                                                     -----------
             UTILITIES - 2.44%
    500,000  DTE Energy Co.
             6.450%, due 06/01/06                                        533,810
    500,000  Energy East Corp.
             8.050%, due 11/15/10                                        572,731
    500,000  FirstEnergy Corp., Series A
             5.500%, due 11/15/06                                        482,810

             UTILITIES (CONTINUED)
$   750,000  Niagara Mohawk Power Co.
             7.750%, due 05/15/06                                    $   848,361
    350,000  Progress Energy, Inc.
             7.750%, due 03/01/31                                        343,840
    350,000  Virginia Electric & Power Co., Series A
             5.750%, due 03/31/06                                        373,942
    750,000  Wisconsin Electric Power Co.
             6.500%, due 06/01/28                                        778,629
                                                                     -----------
                                                                       3,934,123
                                                                     -----------
             TOTAL CORPORATE NOTES AND BONDS                          24,054,035
             (Cost $23,692,525)

  MORTGAGE BACKED - 11.89%

             FEDERAL HOME LOAN MORTGAGE CORP. - 3.56%
  1,586,677  7.000%, due 07/15/27 Series 1974 Class ZA                 1,756,944
    168,104  8.000%, due 06/01/30 Pool # C01005                          179,457
  1,300,000  6.500%, due 07/15/30 Series 2351 Class PX                 1,375,737
  2,334,169  6.500%, due 01/01/32 Pool # C62333                        2,421,837
                                                                     -----------

                                                                       5,733,975
                                                                     -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.82%
    828,543  6.100%, due 04/01/11 Pool # 383475                          916,554
    671,062  6.000%, due 05/01/16 Pool # 582558                          699,749
  1,132,837  6.000%, due 05/01/21 Pool # 253847                        1,178,520
    600,000  6.000%, due 02/25/25 Series 2001-72 Class NC                629,410
  1,400,000  6.000%, due 03/25/27 Series 1998-63 Class PG              1,467,047
  1,123,495  7.000%, due 11/01/31 Pool # 607515                        1,173,739
    936,214  6.000%, due 02/01/32 Pool # 611619                          963,729
    710,433  7.000%, due 05/01/32 Pool # 644591                          742,204
                                                                     -----------
                                                                       7,770,952
                                                                     -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.51%
     97,992  8.000%, due 10/20/15 Pool # 002995                          105,446
    873,275  6.500%, due 02/20/29 Pool # 2714                            907,620
    267,320  7.500%, due 05/20/30 Pool # 2921                            283,645
  1,800,000  6.500%, due 08/16/30 Series 2001-10 Class PD              1,913,296
    277,951  7.500%, due 08/20/30 Pool # 002957                          294,925
  1,074,923  6.500%, due 04/20/31 Pool # 003068                        1,116,114
  1,000,000  6.000%, due 07/20/32 Series 2002-50 Class PE              1,045,181
                                                                     -----------
                                                                       5,666,227
                                                                     -----------
             TOTAL MORTGAGE BACKED                                    19,171,154
             (Cost $18,229,287)

  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.81%

             FEDERAL FARM CREDIT BANK - 1.37%
$ 1,000,000  6.125%, due 12/29/15                                    $ 1,122,094
  1,000,000  5.875%, due 10/03/16                                      1,093,097
                                                                     -----------
                                                                       2,215,191
                                                                     -----------
             FEDERAL HOME LOAN MORTGAGE CORP. - 1.34%
  1,000,000  4.700%, due 12/06/05                                      1,014,639
    350,000  5.375%, due 08/16/06                                        370,179
    750,000  5.750%, due 04/29/09                                        780,399
                                                                     -----------
                                                                       2,165,217
                                                                     -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.64%
  3,050,000  6.400%, due 05/14/09                                      3,212,248
    500,000  6.250%, due 07/19/11                                        528,385
    500,000  5.250%, due 08/01/12                                        512,796
                                                                     -----------
                                                                       4,253,429
                                                                     -----------
             U.S. TREASURY BONDS - 1.35%
  1,500,000  11.125%, due 08/15/03                                     1,614,141
    500,000  9.125%, due 05/15/09                                        555,840
                                                                     -----------
                                                                       2,169,981
                                                                     -----------
             U.S. TREASURY NOTES - 3.11%
  3,000,000  6.500%, due 08/15/05                                      3,362,664
  1,500,000  5.750%, due 11/15/05                                      1,658,730
                                                                     -----------
                                                                       5,021,394
                                                                     -----------
                           TOTAL U.S. GOVERNMENT AND
             AGENCY OBLIGATIONS                                       15,825,212
                                                                     -----------
             (Cost $15,265,133)

  INVESTMENT COMPANY - 3.16%

  5,097,543  SSgA Prime Money Market Fund                           $  5,097,543
                                                                    ------------
             TOTAL INVESTMENT COMPANY                                  5,097,543
             (Cost $5,097,543)

  TOTAL INVESTMENTS  - 99.55%                                        160,568,024
                                                                    ------------
  (Cost $182,324,429**)
  NET OTHER ASSETS AND LIABILITIES  - 0.45%                              723,476
                                                                    ------------
         TOTAL NET ASSETS  - 100.00%                                $161,291,500
                                                                    ------------

      *     Non-income producing.

      **    Aggregate cost for Federal tax purposes was $182,442,937.

      (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

      ADR   American Depository Receipt.

      PLC   Public Limited Company.

               GROWTH AND INCOME FUND -- Portfolio of Investments

  COMMON STOCKS - 98.50%

             CONSUMER DISCRETIONARY - 7.62%
    149,200  McDonald's Corp.                                        $ 2,702,012
    128,300  Target Corp.                                              3,864,396
     25,600  Wal-Mart Stores, Inc.                                     1,370,880
    100,700  Walt Disney Co.                                           1,681,690
                                                                     -----------
                                                                       9,618,978
                                                                     -----------

             CONSUMER STAPLES - 9.39%
     49,100  General Mills, Inc.                                       2,028,812
     62,500  Kimberly-Clark Corp.                                      3,218,750
    177,300  Kroger Co. *                                              2,631,132
    174,100  Sara Lee Corp.                                            3,974,703
                                                                     -----------
                                                                      11,853,397
                                                                     -----------

             ENERGY - 8.70%
     61,606  BP PLC, ADR                                               2,368,751
     34,583  ChevronTexaco Corp.                                       2,338,848
     78,600  ExxonMobil Corp.                                          2,645,676
     37,600  Schlumberger, Ltd.                                        1,508,136
     24,052  Transocean Sedco Forex, Inc.                                528,663
     57,400  Unocal Corp.                                              1,586,536
                                                                     -----------
                                                                      10,976,610
                                                                     -----------

             FINANCIALS - 25.59%
    127,000  Allstate Corp.                                            5,052,060
     39,192  Bank of America Corp.                                     2,735,601
     75,670  Bank One Corp.                                            2,918,592
    124,966  Citigroup, Inc.                                           4,617,494
     69,000  Countrywide Credit Industries, Inc.                       3,471,390
     59,500  FleetBoston Financial Corp.                               1,391,705
     73,000  Morgan Stanley Dean Witter & Co.                          2,841,160
    140,000  Prudential Financial, Inc. *                              4,088,000
     41,000  SunTrust Banks, Inc.                                      2,494,440
     77,500  Wachovia Corp.                                            2,696,225
                                                                     -----------
                                                                      32,306,667
                                                                     -----------

             HEALTHCARE - 10.22%
     43,500  Baxter International, Inc.                                1,088,370
     98,000  Bristol-Myers Squibb Co.                                  2,411,780
     63,300  GlaxoSmithKline PLC, ADR                                  2,385,777
     66,200  Guidant Corp. *                                           1,957,534
     54,000  Merck & Co., Inc.                                         2,928,960
     63,500  Wyeth                                                     2,127,250
                                                                     -----------
                                                                      12,899,671
                                                                     -----------

             INDUSTRIALS - 11.28%
     34,000  Burlington Northern Santa Fe Corp.                          874,820
     72,000  Emerson Electric Co.                                      3,468,960
    127,000  Honeywell International, Inc.                             3,040,380
     77,000  Textron, Inc.                                             3,157,000
     36,000  United Technologies Corp.                                 2,220,120
     63,900  Waste Management, Inc.                                    1,470,978
                                                                     -----------
                                                                      14,232,258
                                                                     -----------

             INFORMATION TECHNOLOGY - 13.42%
     36,916  Agilent Technologies, Inc. *                            $   507,595
     58,000  Applied Materials, Inc. *                                   871,740
     50,500  Automatic Data Processing, Inc.                           2,147,765
     82,900  Computer Associates International, inc.                   1,231,894
     54,900  Computer Sciences Corp. *                                 1,772,721
     82,300  EMC Corp. *                                                 420,553
    117,021  Hewlett-Packard Co.                                       1,848,932
     64,300  Intel Corp.                                               1,112,390
     40,900  International Business Machine Corp.                      3,228,646
     67,791  Koninklijke (Royal) Philips
             Electronics N.V., ADR                                     1,199,900
    150,900  Motorola, Inc.                                            1,383,753
     76,900  Texas Instruments, Inc.                                   1,219,634
                                                                    ------------
                                                                      16,945,523
                                                                    ------------

             MATERIALS - 4.53%
     25,000  Alcan, Inc.                                                 703,750
     30,000  Alcoa, Inc.                                                 661,800
     72,000  Dow Chemical Co.                                          1,871,280
     60,000  E.I. du Pont de Nemours & Co.                             2,475,000
                                                                    ------------
                                                                       5,711,830
                                                                    ------------

             TELECOMMUNICATION SERVICES - 5.87%
     51,000  ALLTEL Corp.                                              2,535,210
    131,968  AT&T Corp.                                                1,720,863
     52,000  SBC Communications, Inc.                                  1,334,320
     48,020  Verizon Communications                                    1,813,235
                                                                    ------------
                                                                       7,403,628
                                                                    ------------

             UTILITIES - 1.88%
    116,000  Duke Energy Corp.                                         2,376,840
                                                                    ------------
             TOTAL COMMON STOCKS                                     124,325,402
             (Cost $160,301,606)

  INVESTMENT COMPANY - 1.01%


  1,279,561  SSgA Prime Money Market Fund                              1,279,561
                                                                    ------------
             TOTAL INVESTMENT COMPANY                                  1,279,561
             (Cost $1,279,561)


  TOTAL INVESTMENTS  - 99.51%                                         25,604,963
                                                                    ------------
  (Cost $161,581,167**)
  NET OTHER ASSETS AND LIABILITIES  - 0.49%                              619,299
                                                                    ------------
         TOTAL NET ASSETS  - 100.00%                                $126,224,262
                                                                    ------------

      *     Non-income producing.

      **    Aggregate cost for Federal tax purposes was $162,534,085.

      ADR   American Depository Receipt.

      PLC   Public Limited Company.

              CAPITAL APPRECIATION FUND -- Portfolio of Investments

                                                                       Value
Par Value                                                             (Note 2)
---------                                                             --------
  COMMON STOCKS - 97.75%

             CONSUMER DISCRETIONARY - 11.45%
     44,450  Brinker International, Inc. *                           $ 1,261,936
    108,100  Carnival Corp.                                            2,823,572
    133,900  Cox Communications, Inc., Class A *                       3,668,860
    348,600  Liberty Media Corp., Class A *                            2,882,922
     76,600  Tiffany & Co.                                             2,005,388
                                                                     -----------
                                                                      12,642,678
                                                                     -----------
             CONSUMER STAPLES - 5.31%
    125,000  CVS Corp.                                                 3,466,250
    103,900  Safeway, Inc. *                                           2,400,090
                                                                     -----------
                                                                       5,866,340
                                                                     -----------
             ENERGY - 8.69%
     47,200  ConocoPhillips                                            2,289,200
     97,000  Grant Prideco, Inc. *                                       937,020
     37,800  Kerr-McGee Corp.                                          1,644,300
     93,500  Marathon Oil Corp.                                        1,954,150
     69,400  Weatherford International, Ltd. *                         2,778,776
                                                                     -----------
                                                                       9,603,446
                                                                     -----------

             FINANCIALS - 18.34%
    109,000  ACE, Ltd.                                                 3,351,750
     52,600  Bank of New York Co., Inc.                                1,367,600
     32,000  Chubb Corp.                                               1,805,120
     55,000  Freddie Mac                                               3,386,900
     16,100  Goldman Sachs Group, Inc.                                 1,152,760
     50,000  MBIA, Inc.                                                2,182,500
    131,200  U.S. Bancorp                                              2,767,008
     54,400  Wells Fargo & Co.                                         2,745,568
     37,300  Zions Bancorp.                                            1,499,833
                                                                     -----------
                                                                      20,259,039
                                                                     -----------

             HEALTHCARE - 17.75%
     20,000  Abbott Laboratories                                         837,400
    121,300  Applera Corp.- Applied Biosystems Group                   2,453,899
     94,500  Boston Scientific Corp. *                                 3,556,035
     57,500  Genzyme Corp. *                                           1,601,375
    219,800  IMS Health, Inc.                                          3,305,792
     41,700  MedImmune, Inc. *                                         1,065,435
    107,813  Pharmacia Corp.                                           4,635,959
    101,000  Schering-Plough Corp.                                     2,156,350
                                                                     -----------
                                                                      19,612,245
                                                                     -----------

             INDUSTRIALS - 11.12%
    117,000  Dover Corp.                                               2,934,360
     48,000  FedEx Corp.                                               2,553,120
     62,000  Illinois Tool Works, Inc.                                 3,806,800
    172,000  Pall Corp.                                                2,987,640
                                                                     -----------
                                                                      12,281,920
                                                                     -----------

             INFORMATION TECHNOLOGY - 14.76%
     52,700  3Com Corp. *                                          $    222,341
    196,200  ADC Telecommunications, Inc. *                             309,996
     81,300  Altera Corp. *                                             952,836
    248,600  Autodesk, Inc.                                           2,908,620
    145,000  Cadence Design Systems, Inc. *                           1,468,850
     52,900  Celestica, Inc. *                                          730,020
     75,000  Concord EFS, Inc. *                                      1,071,000
    110,700  EMC Corp. *                                                565,677
    152,000  Gateway, Inc. *                                            456,000
    165,200  Keane, Inc. *                                            1,361,248
     32,000  KLA-Tencor Corp. *                                       1,140,160
     91,200  Micron Technology, Inc. *                                1,459,200
    142,700  PeopleSoft, Inc. *                                       2,582,870
    102,960  Sanmina - SCI Corp. *                                      317,117
     50,824  Skyworks Solutions, Inc. *                                 360,850
     26,328  VERITAS Software Corp. *                                   401,502
                                                                   -------------
                                                                     16,308,287
                                                                   -------------

             MATERIALS - 4.41%
     19,313  Monsanto Co.                                               319,244
     42,000  Praxair, Inc.                                            2,289,000
     68,000  Rohm and Haas Co.                                        2,262,360
                                                                   -------------
                                                                      4,870,604
                                                                   -------------

             TELECOMMUNICATION SERVICES - 4.16%
     76,000  BellSouth Corp.                                          1,987,400
     92,000  CenturyTel, Inc.                                         2,606,360
                                                                   -------------

                                                                      4,593,760
                                                                   -------------
             UTILITIES - 1.76%
     33,000  FPL Group, Inc.                                          1,946,340
                                                                   -------------
             TOTAL COMMON STOCKS                                    107,984,659
             (Cost $142,936,923)

  INVESTMENT COMPANY - 2.43%


  2,680,022  SSgA Prime Money Market Fund                             2,680,022
                                                                   -------------
             TOTAL INVESTMENT COMPANY                                 2,680,022
             (Cost $2,680,022)


  TOTAL INVESTMENTS  - 100.18%                                      110,664,681
                                                                   -------------
  (Cost $145,616,945**)
  NET OTHER ASSETS AND LIABILITIES  - (0.18)%                          (199,850)
                                                                   -------------
         TOTAL NET ASSETS  - 100.00%                               $ 10,464,831
                                                                   -------------

      *     Non-income producing.

      **    Aggregate cost for Federal tax purposes was $146,512,173.

                    MID-CAP FUND -- Portfolio of Investments

                                                                        Value
    Shares                                                             (Note 2)
    ------                                                             --------
  COMMON STOCKS - 95.07%
             CONSUMER DISCRETIONARY - 12.22%
      4,425  Applebee's International, Inc.                          $   105,271
     26,200  Belo Corp., Class A                                         605,220
      4,400  CEC Entertainment, Inc. *                                   122,320
     33,500  Charter Communications, Inc., Class A *                      37,821
     22,100  Ethan Allen Interiors, Inc.                                 708,305
      7,700  Guitar Center, Inc. *                                       143,990
      9,449  Hibbett Sporting Goods, Inc. *                              206,839
      2,800  Hughes Supply, Inc.                                          95,620
     10,100  Interpublic Group of Companies, Inc.                        120,897
      6,700  J. Jill Group, Inc. *                                       144,452
      2,200  Lancaster Colony Corp.                                       99,990
      8,000  Linens `N Things, Inc. *                                    188,080
      1,600  Meritage Corp. *                                             64,000
      7,100  O'Reilly Automotive, Inc. *                                 193,617
      7,700  Outback Steakhouse, Inc. *                                  262,185
     23,200  Talbots, Inc.                                               643,104
     33,900  Toys "R" Us, Inc. *                                         338,661
      2,400  Tractor Supply Co. *                                         91,176
      8,300  Wilsons The Leather Experts, Inc. *                          33,366
                                                                     -----------
                                                                       4,204,914
                                                                     -----------

             CONSUMER STAPLES - 4.63%
     43,700  Hain Celestial Group, Inc. *                                626,221
     26,800  McCormick & Co., Inc.                                       596,032
      4,100  Riviana Foods, Inc.                                         103,853
      3,600  Sensient Technologies Corp.                                  87,660
      5,100  Universal Corp.                                             179,622
                                                                     -----------
                                                                       1,593,388
                                                                     -----------

             ENERGY - 5.56%
      4,200  Amerada Hess Corp.                                          215,460
     14,900  BJ Services Co. *                                           451,917
      1,900  CARBO Ceramics, Inc.                                         60,610
     18,300  ENSCO International, Inc.                                   494,832
      3,550  Patina Oil & Gas Corp.                                      103,483
     13,800  Smith International, Inc. *                                 431,388
      6,200  St. Mary Land & Exploration Co.                             157,108
                                                                     -----------
                                                                       1,914,798
                                                                     -----------

             FINANCIALS - 21.50%
      2,700  AMB Property Corp.                                           72,360
      7,000  AMBAC Financial Group, Inc.                                 432,600
      5,100  American Capital Strategies, Ltd.                           100,266
      5,900  AMERIGROUP Corp. *                                          172,339
     10,900  Annuity and Life Re (Holdings) Ltd..                         51,666
      6,500  Apex Mortgage Capital, Inc.                                  41,795
      4,100  Arden Realty, Inc.                                           87,740
     10,940  Associated Banc-Corp.                                       367,147
      5,790  Bank of Bermuda, Ltd.                                       181,690
      2,800  Bank of Hawaii Corp.                                         82,936

     11,000  Bear Stearns Co., Inc.                                      671,550
        800  Camden Property Trust                                        25,072
     28,100  Colonial BancGroup, Inc.                                    336,076
     10,400  Compass Bancshares, Inc.                                    335,920
      2,100  Delphi Financial Group, Inc., Class A                        81,375
      2,600  Financial Federal Corp. *                                    72,852
     10,200  First Tennessee National Corp.                              378,216

             FINANCIALS (CONTINUED)
     13,800  FirstMerit Corp.                                        $   315,330
      4,600  Getty Realty Corp.                                           90,068
     21,900  Hibernia Corp., Class A                                     431,649
      6,100  IPC Holdings, Ltd.                                          190,137
     13,800  Marshall & Ilsley Corp.                                     388,608
      6,800  Mid-Atlantic Realty Trust                                   111,860
        400  Platinum Underwriters Holdings,
             Ltd. (Bermuda) *                                             10,040
     13,000  Principal Financial Group, Inc. *                           364,650
     16,000  Protective Life Corp.                                       457,280
     10,000  Radian Group, Inc.                                          352,700
      5,000  RAIT Investment Trust                                       106,050
      3,800  Reckson Assoc. Realty Corp.                                  77,178
      5,200  Reinsurance Group of America, Inc.                          142,948
     11,700  SAFECO Corp.                                                416,052
      5,500  Sky Financial Group, Inc.                                   105,710
      6,100  TCF Financial Corp.                                         258,884
     19,100  Universal American Financial Corp.*                          88,433
                                                                     -----------
                                                                       7,399,177
                                                                     -----------

             HEALTHCARE - 8.53%
     33,300  Apogent Technologies, Inc. *                                605,394
      7,700  Biogen, Inc. *                                              282,513
      8,700  Celgene Corp. *                                             192,705
      2,900  CorVel Corp. *                                               95,700
     17,000  ICN Pharmaceuticals, Inc.                                   141,950
     15,600  IDEXX Laboratories, Inc. *                                  538,200
      6,300  MAXIMUS, Inc. *                                             128,394
      4,200  Ocular Sciences, Inc. *                                      89,670
     26,200  Omnicare, Inc.                                              569,326
     12,600  Orthodontic Centers of America, Inc. *                      120,204
      1,400  Orthofix International N.V. *                                35,560
      4,900  PolyMedica Corp. *                                          137,739
                                                                     -----------
                                                                       2,937,355
                                                                     -----------

             INDUSTRIALS - 17.54%
      3,500  Albany International Corp., Class A                          74,165
     10,000  Avery Dennison Corp.                                        622,400
      3,300  Carlisle Cos., Inc.                                         122,991
      2,100  Curtiss-Wright Corp., Class B                               127,470
      9,000  Deswell Industries, Inc. (Hong Kong)                        126,540
      9,000  Eaton Corp.                                                 615,510
      6,250  Genesee & Wyoming, Inc., Class A *                          136,875
      9,800  Granite Construction, Inc.                                  156,996
     13,000  Ingersoll-Rand Co., Class A                                 507,000
      6,700  Kadant, Inc. *                                               96,815
     18,000  Manpower, Inc.                                              613,800
     18,000  Mueller Industries, Inc. *                                  481,500

     13,000  Parker-Hannifin Corp.                                       567,190
      7,400  Quixote Corp.                                               145,928
     17,500  R. R. Donnelley & Sons Co.                                  350,875
     27,000  Republic Services, Inc., Class A *                          555,660
      4,600  Simpson Manufacturing Co., Inc. *                           162,380
      2,700  Trex Co., Inc. *                                             76,950
      7,500  United Stationers, Inc. *                                   222,975
      2,900  USFreightways Corp.                                          81,490
     10,000  WCI Communities, Inc. *                                      99,500
      4,500  Werner Enterprises, Inc.                                     92,025
                                                                     -----------
                                                                       6,037,035
                                                                     -----------

  COMMON STOCKS (CONTINUED)

             INFORMATION TECHNOLOGY - 12.15%
     22,500  Andrew Corp. *                                          $   193,500
      7,200  ANSYS, Inc. *                                               141,120
     15,100  Arrow Electronics, Inc. *                                   198,263
     45,700  Atmel Corp. *                                                76,319
     16,600  ATMI, Inc. *                                                305,274
      2,800  Black Box Corp. *                                           118,384
     21,000  Cable Design Technologies Corp. *                           102,900
     17,500  Convergys Corp. *                                           260,400
     15,100  DuPont Photomasks, Inc. *                                   315,439
     10,100  ESS Technology, Inc.                                         55,045
      4,100  Investment Technology Group, Inc. *                         130,790
     23,800  LSI Logic Corp. *                                           140,420
      9,100  Maxtor Corp. *                                               34,216
     23,300  McDATA Corp., Class B *                                     154,945
      6,500  Molex, Inc.                                                 171,665
     10,200  Pericom Semiconductor Corp. *                                87,710
     23,600  Quantum Corp. - DLT & Storage Systems *                      69,856
     13,700  Reynolds and Reynolds Co., Class A                          324,279
     16,100  Storage Technology Corp. *                                  284,648
     11,600  SunGard Data Systems, Inc. *                                257,172
      8,900  Synopsys, Inc. *                                            336,865
      3,800  Technitrol, Inc.                                             55,594
     11,100  Teradyne, Inc. *                                            134,421
      9,700  Varian Semiconductor Equipment, Inc. *                      231,054
                                                                     -----------
                                                                       4,180,279
                                                                     -----------

             MATERIALS - 6.38%
      7,300  Air Products & Chemicals, Inc.                              322,660
      3,600  Florida Rock Industries, Inc.                               126,180
      9,100  Freeport-McMoRan Copper & Gold,
             Inc., Class B *                                             111,020
     18,000  Martin Marietta Materials, Inc.                             501,120
     28,010  MeadWestvaco Corp.                                          586,809
     17,000  Monsanto Co.                                                281,010
      5,800  Sigma-Aldrich Corp.                                         265,350
                                                                     -----------
                                                                       2,194,149
                                                                     -----------

             TELECOMMUNICATION SERVICES - 0.99%
     12,000  CenturyTel, Inc.                                        $   339,960
                                                                     -----------

             UTILITIES - 5.57%
     26,000  Alliant Energy Corp.                                        416,520
     18,000  Constellation Energy Group, Inc.                            460,440
      4,400  Peoples Energy Corp.                                        159,940
      7,900  PNM Resources, Inc.                                         174,195
      4,900  Questar Corp.                                               126,420
      5,200  WGL Holdings, Inc.                                          120,276
     20,000  Wisconsin Energy Corp.                                      459,600
                                                                     -----------
                                                                       1,917,391
                                                                     -----------
             TOTAL COMMON STOCKS                                      32,718,446
             (Cost $37,822,352)

  INVESTMENT COMPANY - 4.65%


  1,601,819  SSgA Prime Money Market Fund                              1,601,819
                                                                     -----------
             TOTAL INVESTMENT COMPANY                                  1,601,819
             (Cost $1,601,819)


  TOTAL INVESTMENTS  - 99.72%                                         34,320,265
                                                                     -----------
  (Cost $39,424,171**)
  NET OTHER ASSETS AND LIABILITIES  - 0.28%                               94,801
                                                                     -----------
         TOTAL NET ASSETS  - 100.00%                                 $34,415,066
                                                                     -----------

      *     Non-income producing.

      **    Aggregate cost for Federal tax purposes was $39,450,098.

                MULTI-CAP GROWTH FUND -- Portfolio of Investments

                                                                        Value
    Shares                                                             (Note 2)
    ------                                                             --------
  COMMON STOCKS - 95.44%

             CONSUMER DISCRETIONARY - 11.53%
      2,710  A.C. Moore Arts & Crafts, Inc. *                        $    42,655
      6,100  Accenture, Ltd., Class A *                                  102,968
      4,180  Hollywood Entertainment Corp. *                              82,179
      2,335  Home Depot, Inc.                                             67,435
      9,600  Host Marriott Corp.                                          78,720
      1,000  Knight-Ridder, Inc.                                          60,180
      2,190  Leapfrog Enterprises, Inc. *                                 59,853
     16,300  Liberty Media Corp., Class A *                              134,801
      9,900  Lowe's Cos., Inc.                                           413,127
      4,600  Mattel, Inc.                                                 84,456
      1,100  MGM Mirage *                                                 34,361
      2,630  Moore Corp., Ltd. *                                          29,061
      2,120  Multimedia Games, Inc. *                                     47,064
        960  O'Reilly Automotive, Inc. *                                  26,179
      1,740  Pacific Sunwear of California, Inc.*                         40,664
      2,100  Ryanair Holdings PLC, ADR *                                  78,141
      5,630  Scientific Games Corp., Class A *                            42,900
      4,520  Station Casinos, Inc. *                                      81,315
      4,100  USA Interactive *                                           103,894
                                                                     -----------
                                                                       1,609,953
                                                                     -----------

             CONSUMER SERVICES - 4.40%
      2,000  CNF, Inc.                                                    64,380
      2,300  Lamar Advertising Co. *                                      78,062
      8,200  Omnicom Group, Inc.                                         472,566
                                                                     -----------
                                                                         615,008
                                                                     -----------

             CONSUMER STAPLES - 3.60%
      7,000  CVS Corp.                                                   194,110
      1,650  Interstate Bakeries Corp.                                    41,102
        870  Panera Bread Co., Class A *                                  28,275
      5,000  Philip Morris Cos., Inc.                                    203,750
      5,010  Swedish Match AB                                             35,998
                                                                     -----------
                                                                         503,235
                                                                     -----------

             ENERGY - 1.69%
      7,820  Chesapeake Energy Corp.                                      54,583
        623  Cimarex Energy Co. *                                          9,906
      2,600  GlobalSantaFe Corp.                                          62,140
      1,170  Helmerich & Payne, Inc.                                      33,123
      3,170  XTO Energy, Inc.                                             76,238
                                                                     -----------
                                                                         235,990
                                                                     -----------

             FINANCIALS - 12.12%
      8,308  American International Group, Inc.                          519,665
      2,480  AMERIGROUP Corp. *                                           72,441
     16,855  Citigroup, Inc.                                             622,792
      1,600  Countrywide Credit Industries, Inc.                          80,496
        890  F.N.B. Corp.                                                 25,588
      4,050  Freddie Mac                                                 249,399
        420  Hancock Holding Co.                                          20,446

      2,200  Legg Mason, Inc.                                            102,212
                                                                     -----------
                                                                       1,693,039
                                                                     -----------

             HEALTHCARE - 25.48%
      5,500  Abbott Laboratories                                         230,285
      3,140  Abgenix, Inc. *                                              21,352
        500  AMN Healthcare Services, Inc. *                               7,230

             HEALTHCARE (CONTINUED)
        850  Anthem, Inc. *                                          $    53,550
     10,600  AstraZeneca PLC, ADR                                        398,030
      2,400  Cephalon, Inc. *                                            120,648
      1,090  Digene Corp. *                                                9,036
      1,980  Edwards Lifesciences Corp. *                                 50,866
      6,990  Eli Lilly & Co.                                             387,945
      2,400  Guidant Corp. *                                              70,968
      6,200  HCA, Inc.                                                   269,638
      3,700  Health Management Associates, Inc.*                          70,744
      5,100  Human Genome Sciences, Inc. *                                49,827
      3,600  Laboratory Corporation of
             America Holdings *                                           86,760
      2,600  McKesson Corp.                                               77,506
      9,100  Millennium Pharmaceuticals, Inc. *                           67,704
      1,650  NPS Pharmaceuticals, Inc. *                                  42,867
      9,700  Pharmacia Corp.                                             417,100
     27,300  Schering-Plough Corp.                                       582,855
      1,500  St. Jude Medical, Inc. *                                     53,415
      4,400  Watson Pharmaceuticals, Inc. *                              120,956
      3,200  WellPoint Health Networks, Inc. *                           240,672
      3,830  Wyeth                                                       128,305
                                                                     -----------
                                                                       3,558,259
                                                                     -----------

             INDUSTRIALS - 5.52%
      1,460  AGCO Corp. *                                                 37,084
      8,880  ASE Test, Ltd. *                                             37,829
      3,920  Bunge, Ltd.                                                  99,490
      1,940  ElkCorp                                                      30,574
     13,500  General Electric Co.                                        340,875
        180  Granite Construction, Inc.                                    2,884
      1,360  IMC Global, Inc.                                             14,960
      2,500  Manpower, Inc.                                               85,250
      1,800  PACCAR, Inc.                                                 79,416
      1,580  STERIS Corp. *                                               41,917
                                                                     -----------
                                                                         770,279
                                                                     -----------

             INFORMATION TECHNOLOGY - 26.96%
      2,000  Borland Software Corp. *                                     26,860
      6,500  Broadcom Corp., Class A *                                    77,870
      7,810  Cadence Design Systems, Inc. *                               79,115
     26,200  Cisco Systems, Inc. *                                       292,916
     15,270  Clear Channel Communications, Inc.*                         565,754
     23,900  Dell Computer Corp. *                                       683,779
     18,060  First Data Corp.                                            631,016
      9,600  Flextronics International, Ltd. *                            80,256
        710  Harman International Industries, Inc.                        39,760
      2,940  Hyperion Solutions Corp. *                                   79,380
      5,600  Intel Corp.                                                  96,880
      1,300  Intuit, Inc. *                                               67,496

        780  Investment Technology Group, Inc. *                          24,882
      2,870  J.D. Edwards & Co. *                                         34,038
      9,700  Lam Research Corp. *                                        122,123
     12,100  Microsoft Corp. *                                           646,987
      3,280  Nam Tai Electronics, Inc.                                    66,420
      3,791  Network Associates, Inc. *                                   60,239
      4,300  Pericom Semiconductor Corp. *                                36,976
      1,050  Rudolph Technologies, Inc. *                                 17,934
      4,200  VeriSign, Inc. *                                             33,894
                                                                     -----------
                                                                       3,764,575
                                                                     -----------

  COMMON STOCKS (CONTINUED)
             MATERIALS - 0.12%
      2,180  PolyOne Corp.                                           $    17,440
                                                                     -----------

             TELECOMMUNICATIONS - 3.64%
      4,630  EchoStar Communications Corp., Class A *                     94,406
        740  Entercom Communications Corp. *                              36,423
      6,500  Nextel Communications, Inc., Class A *                       73,452
      3,300  Univision Communications, Inc., Class A *                    85,503
      4,900  Viacom, Inc., Class B *                                     218,589
                                                                     -----------
                                                                         508,373
                                                                     -----------

             TRANSPORTATION - 0.38%
        690  SCS Transportation, Inc. *                                    6,279
      1,690  Yellow Corp. *                                               46,796
                                                                     -----------
                                                                          53,075
                                                                     -----------
             TOTAL COMMON STOCKS                                      13,329,226
             (Cost $13,833,817)

  Par Value
  ---------
  CERTIFICATE OF DEPOSIT - 2.22%

   $309,236  State Street Eurodollar                                     309,236
                                                                     -----------
             TOTAL CERTIFICATE OF DEPOSIT                                309,236
             (Cost $309,236)

INVESTMENT COMPANY - 4.54%

    634,076  SSgA Prime Money Market Fund                            $  634,076
                                                                     ----------
             TOTAL INVESTMENT COMPANY                                   634,076
             (Cost $634,076)


  TOTAL INVESTMENTS  - 102.20%                                       14,272,538
                                                                    -----------
  (Cost $14,777,129**)
  NET OTHER ASSETS AND LIABILITIES  - (2.20)%                          (307,033)
                                                                    -----------
         TOTAL NET ASSETS  - 100.00%                                $13,965,505
                                                                    -----------

      *     Non-income producing.

      **    Aggregate cost for Federal tax purposes was $15,103,020.

      ADR   American Depository Receipt.

      PLC   Public Limited Company.

               INTERNATIONAL STOCK FUND-- Portfolio of Investments

                                                                        Value
    Shares                                                             (Note 2)
    ------                                                             --------
  COMMON STOCKS - 95.37%

             AUSTRALIA - 1.36%
     54,983  BHP, Ltd.                                               $   295,669
     18,100  TABCORP Holdings, Ltd.                                      116,317
                                                                     -----------
                                                                         411,986
                                                                     -----------
             AUSTRIA - 0.21%
      1,100  Erste Bank der oesterreichischen
             Sparkassen AG                                                64,325
                                                                     -----------

             BELGIUM - 1.12%
      2,400  Ackermans & van Haaren N.V.                                  41,509
     13,500  Fortis Group                                                246,561
      7,899  Solvus S.A.                                                  51,445
        499  Solvus S.A. Strip VVPR                                            5
                                                                     -----------
                                                                         339,520
                                                                     -----------
             BRAZIL - 1.21%
      2,900  Brasileira Distribuicao Pao de Acucar, ADR                   45,008
      4,800  Companhia De Bebidas, ADR                                    69,456
      3,600  Companhia Vale do Rio Doce, ADR *                            94,860
     20,400  Copel, ADR                                                   46,920
      3,100  Embraer Aircraft Corp., ADR                                  48,608
     12,200  Souza Cruz, S.A.                                             62,271
                                                                     -----------
                                                                         367,123
                                                                     -----------
             CHILE - 0.46%
      6,300  AFP Provida, ADR                                            138,600
                                                                     -----------

             CHINA - 0.88%
      9,920  China Mobile HK, Ltd., ADR *                                121,520
      5,760  CNOOC, Ltd., ADR                                            143,885
                                                                     -----------

                                                                         265,405
                                                                     -----------
             CROATIA - 0.38%
      9,600  Pliva d.d., GDR (C)                                         115,536
                                                                     -----------

             DENMARK - 0.80%
      8,800  Novo Nordisk A/S                                            242,075
                                                                     -----------

             EGYPT - 0.35%
      9,100  Commercial International Bank of Egypt (C)                   46,592
      9,300  Egypt Mobile Telecom                                         58,239
                                                                     -----------
                                                                         104,831
                                                                     -----------
             FINLAND - 3.18%
      6,700  Amer Group, Ltd.                                            199,310
     35,000  Nokia Oyj                                                   593,227
      5,000  TietoEnator Oyj                                              70,960
      4,400  Vaisala Oyj                                                 100,016
                                                                     -----------
                                                                         963,513
                                                                     -----------

             FRANCE - 6.75%
      8,020  BNP Paribas                                             $   319,107
      3,800  Carbone-Lorraine, S.A.                                       95,804
      3,700  Carrefour S.A.                                              171,426
      7,500  GrandVision S.A.                                            130,529
      7,200  Lagardere S.C.A.                                            316,438
      4,300  Neopost, S.A. *                                             149,589
      2,000  Schneider Electric S.A.                                      92,505
      8,465  Suez, S.A.                                                  148,496
      4,130  Total Fina Elf, Series B                                    567,761
      2,300  Union Financiere de France Banque S.A.                       54,327
                                                                     -----------
                                                                       2,045,982
                                                                     -----------
             GERMANY - 1.94%
      7,000  Bayerische Motoren Werke (BMW) AG                           249,397
      5,600  Hawesko Holding AG                                           83,017
      1,800  Medion AG                                                    69,734
      3,100  Siemens AG NPV                                              146,416
      4,511  Techem AG *                                                  40,704
                                                                     -----------
                                                                         589,268
                                                                     -----------
             GREECE - 0.06%
      2,090  Greek Organization of Football
             Prognostics                                                  19,210
                                                                     -----------
             HONG KONG - 1.96%
     25,000  CLP Holdings, Ltd.                                          101,290
     89,200  Esprit Asia Holdings, Ltd.                                  149,823
     71,000  Hong Kong and China Gas Co., Ltd.                            93,309
     30,000  Shaw Brothers (Hong Kong), Ltd.                              23,079
    372,000  Tingyi Holdings Corp.                                       101,355
     46,000  Yue Yuen Industrial Holdings, Ltd.                          126,805
                                                                     -----------
                                                                         595,661
                                                                     -----------
             HUNGARY - 0.57%
      1,050  EGIS Rt.                                                     55,465
      2,280  Gedeon Richter Rt.                                          117,920
                                                                     -----------
                                                                         173,385
                                                                     -----------
             INDIA - 1.45%
      4,550  Hindalco Industries, Ltd., GDR                               46,644
     15,700  Hindustan Lever, Ltd.                                        52,063
     17,600  Reliance Industries, Ltd.                                    97,102
     15,100  Satyam Computer Services                                     73,516
     35,600  State Bank of India                                         169,199
                                                                     -----------
                                                                         438,524
                                                                     -----------
             INDONESIA - 0.65%
    302,500  HM Sampoerna Tbk PT                                          97,501
     73,500  Telekomunikasi Indonesia                                     24,487
     11,200  Telekomunikasi Indonesia, ADR                                74,704
                                                                     -----------
                                                                         196,692
                                                                     -----------

  COMMON STOCKS (CONTINUED)

             IRELAND - 3.28%
     20,816  Allied Irish Banks PLC                                     $292,129
     11,000  Anglo Irish Bank Corp.                                       73,381
     25,600  Bank of Ireland - Ord                                       283,365
      2,000  CRH PLC GB                                                   25,340
     13,387  CRH PLC IE                                                  168,687
      6,500  DCC PLC                                                      61,349
    189,809  Uts Waterford Wedgwood                                       90,042
                                                                     -----------
                                                                         994,293
                                                                     -----------
             ISRAEL - 0.34%
     39,800  Bank Hapoalim, Ltd.                                          59,225
      3,600  Koor Industries, Ltd. *                                      43,324
        100  TTI Team Telecom International, Ltd. *                          625
                                                                     -----------
                                                                         103,174
                                                                     -----------
             ITALY - 5.21%
     18,920  Alleanza Assicurazioni SpA                                  135,752
      2,500  Davide Campari-Milano SpA                                    74,543
     39,500  ENI SpA                                                     547,311
     27,300  Interpump Group SpA                                         106,843
      8,600  Natuzzi SpA, ADR                                             90,644
      4,400  Permasteelisa SpA                                            63,271
     20,100  San Paolo - IMI SpA                                         125,148
     54,900  Telecom Italia SpA                                          435,146
                                                                     -----------
                                                                       1,578,658
                                                                     -----------
             JAPAN - 10.35%
      4,100  ACOM Co., Ltd.                                              126,575
      2,400  ADERANS Co., Ltd.                                            52,100
      1,400  Aiful Corp.                                                  58,730
      2,400  Belluna Co., Ltd.                                            80,935
      9,000  Canon, Inc.                                                 331,365
         44  East Japan Railway Co.                                      199,992
      6,000  Hisamitsu Pharmaceutical Co., Inc.                           76,488
      7,000  Japan Digital Laboratory Co., Ltd.                           47,782
     12,000  Kao Corp.                                                   273,694
      2,640  KOSE Corp.                                                   81,502
      1,500  Meitec Corp.                                                 33,418
     65,000  Nikko Cordial Corp.                                         259,968
      4,000  Nippon Ceramic Co., Ltd.                                     21,439
         49  Nippon Telegraph & Telephone Corp.                          179,212
     55,000  Nissan Motor Co., Ltd.                                      421,578
      3,600  Nissin Kogyo Co., Ltd.                                       82,548
         72  NTT DoCoMo, Inc.                                            132,546
      3,400  Sammy Corp.                                                  90,840
      3,000  Secom Techno Service Co., Ltd.                               51,562
      7,000  Sony Corp.                                                  300,493
      7,300  Toyota Motor Corp.                                          177,200
         40  Yoshinoya D&C Co., Ltd.                                      57,997
                                                                     -----------
                                                                       3,137,964
                                                                     -----------

             MEXICO - 2.17%
     86,000  America Telecom, S.A. de C.V., Series A1 *              $    52,522
     30,300  Carso Global Telecom, Series A1 *                            32,294
      2,954  Cemex S.A., ADR                                              59,878
      1,970  Femsa, ADR                                                   71,314
     41,300  Grupo Financiero Banorte, Series O                           91,940
      2,500  Grupo Televisa, S.A. de C.V., ADR *                          70,250
     26,900  Kimberly-Clark de Mexico, Class A                            65,024
      3,100  Panamerican Beverages, Inc., Class A                         26,350
      4,700  Telefonos de Mexico, ADR                                    143,350
      5,000  Tubos de Acero de Mexico, S.A., ADR                          45,750
                                                                     -----------
                                                                         658,672
                                                                     -----------
             NETHERLANDS - 9.14%
     17,300  ABN AMRO Holding N.V.                                       253,557
      2,400  Boskalis Westminster N.V.                                    42,576
      3,500  Euronext N.V.                                                69,527
      2,719  Fugro N.V.                                                  108,831
     12,300  Head N.V.                                                    24,677
     10,721  Heineken N.V.                                               429,862
      6,979  Hunter Douglas N.V.                                         171,054
      1,432  IHC Caland N.V.                                              63,403
      5,900  Imtech N.V.                                                  88,514
     94,200  Koninklijke KPN *                                           595,826
      8,263  Philips Electronics N.V.                                    147,810
     12,500  Royal Dutch Petroleum Co.                                   539,612
      6,300  Telegraag Holdings                                           95,574
      6,078  United Services Group N.V.                                   49,256
      4,100  Van der Moolen Holding N.V.                                  91,373
                                                                     -----------
                                                                       2,771,452
                                                                     -----------
             NORWAY - 0.27%
      6,300  Ekornes ASA                                                  59,994
     19,000  P4 Radio Hele Norge                                          22,935
                                                                     -----------
                                                                          82,929
                                                                     -----------
             PERU - 0.18%
      7,000  Credicorp, Ltd.                                              53,830
                                                                     -----------

             PHILIPPINES - 0.33%
      6,700  Philippine Long Distance Telephone Co.,
             ADR *                                                        28,140
     61,900  San Miguel Corp., Class B                                    71,658
                                                                     -----------
                                                                          99,798
                                                                     -----------
             RUSSIA - 0.80%
      2,900  Lukoil, ADR                                                 189,419
      2,700  Wimm-Bill-Dann Foods OJSC, ADR *                             53,919
                                                                     -----------
                                                                         243,338
                                                                     -----------
             SINGAPORE - 1.43%
     27,000  Overseas Chinese Banking Corp., Ltd.                        158,927
     24,000  United Overseas Bank, Ltd.                                  182,019
    146,000  Want Want Holdings, Ltd.                                     91,250
                                                                     -----------
                                                                         432,196
                                                                     -----------

  COMMON STOCKS (CONTINUED)
             SOUTH AFRICA - 2.67%
     32,300  ABSA Group, Ltd.                                        $   103,489
        500  Impala Platinum Holdings, Ltd.                               28,786
     81,866  Iscor, Ltd.                                                 189,347
     38,500  Kumba Resources, Ltd.                                       134,919
     41,000  Old Mutual (C)                                               50,957
    103,700  Sanlam, Ltd.                                                 78,391
      6,500  Sappi, Ltd.                                                  76,796
      9,100  Sasol, Ltd.                                                  99,542
     67,100  Steinhoff International Holdings, Ltd.                       48,037
                                                                     -----------
                                                                         810,264
                                                                     -----------
             SOUTH KOREA - 3.70%
      1,650  Hite Brewery Co., Ltd.                                       71,475
      5,586  Kookmin Bank                                                185,363
        400  Korea Telecom Corp.                                          16,445
      5,940  KT Corp., ADR                                               122,007
      1,400  LG Household & Health Care, Ltd.                             41,193
        700  Pohang Iron & Steel Co., Ltd.                                65,509
      2,400  Posco, ADR                                                   55,512
      2,019  Samsung Electronics, Ltd., GDR (C)                          288,212
      2,074  Samsung Fire & Marine Insurance                             125,440
        470  Samsung SDI Co., Ltd.                                        29,080
      6,139  SK Telecom Co., Ltd., ADR                                   123,210
                                                                     -----------
                                                                       1,123,446
                                                                     -----------
             SPAIN - 2.63%
     10,000  Abengoa, S.A.                                                51,392
      4,200  Aldeasa, S.A.                                                58,527
     12,400  Altadis, S.A.                                               261,642
      6,600  Banco Pastor, S.A.                                          107,626
     20,166  Endesa, S.A.                                                207,870
     10,100  Prosegur, CIA de Seguridad S.A.                             111,797
                                                                     -----------
                                                                         798,854
                                                                     -----------
             SWEDEN - 0.88%
      8,200  Alfa Laval *                                                 59,365
     12,160  Elekta AB *                                                 113,849
      3,900  Sandvik AB                                                   92,559
                                                                     -----------
                                                                         265,773
                                                                     -----------
             SWITZERLAND - 4.49%
         44  Bank Sarasin & Cie, Registered, Class B                      43,260
     10,300  Cie Fin Richemont AG UTS                                    177,478
        340  Edipresse, S.A. - Bearer                                     98,791
         70  Gurit-Heberlein AG                                           34,056
        300  Kaba Holding AG, Series B                                    48,652
     14,100  Novartis AG                                                 536,408
      8,900  UBS AG *                                                    423,079
                                                                     -----------
                                                                       1,361,724
                                                                     -----------
             TAIWAN - 1.67%
      6,628  China Steel Corp., GDR                                       70,588
     83,427  Chinatrust Financial Holding Co., Ltd. *                     66,597
     10,238  Compal Electronics, Inc., GDR                                56,002
     29,000  Compal Electronics, Inc.                                     32,259
    139,000  Fubon Group Co., Ltd.                                       121,375
     16,100  Quanta Computer, Inc.                                        32,711
     87,831  Taiwan Cellular Corp.                                        76,694

     12,034  United Microelectronics Corp., ADR                           49,941
                                                                     -----------
                                                                         506,167
                                                                     -----------
             THAILAND - 0.46%
     78,800  Delta Electronics (Thailand) Public Co., Ltd.               $54,577
     60,100  PTT PLC (C)                                                  52,725
     19,900  Thai Union Frozen Products Public Co., Ltd.                   8,315
     59,800  Thai Union Frozen Products Public Co.,
             Ltd. - Foreign                                               25,127
                                                                     -----------
                                                                         140,744
                                                                     -----------
             TURKEY - 0.11%
     29,152  Turkiye Garanti Bankasi A.S., ADR (C)*                       32,595
                                                                     -----------

             UNITED KINGDOM - 21.65%
     24,696  Amersham PLC                                                222,771
     83,700  Ashtead Group PLC - Ord                                      33,040
     26,200  Barclays PLC                                                181,042
     31,600  Boots Co. PLC - Ord                                         293,941
     58,100  BP PLC                                                      372,406
     55,990  BT Group PLC                                                158,870
     25,700  Cadbury Schweppes PLC                                       167,141
      7,500  Carpetright PLC - Ord                                        76,448
     21,400  Collins Stewart Holdings PLC                                 93,877
      6,536  De La Rue PLC                                                24,830
     37,700  Diageo PLC                                                  424,650
      7,788  Euromoney Publications PLC                                   21,916
     36,314  FKI PLC - Ord                                                39,740
     35,100  GlaxoSmithKline PLC                                         669,458
     50,700  HSBC Holdings PLC                                           564,344
     21,300  Imperial Tobacco Group PLC                                  332,994
     17,300  Intertek Testing Services PLC *                             119,002
     11,300  John Wood Group PLC                                          28,265
    155,400  Kidde PLC                                                   162,773
     69,800  Kingfisher PLC                                              243,887
     14,300  Luminar PLC - Ord                                           153,987
     10,673  Man Group PLC                                               158,847
     17,700  Northgate PLC - Ord                                         108,887
      7,200  Royal Bank of Scotland Group PLC                            169,292
      4,000  Signet Group PLC, ADR                                       167,400
     26,333  Singer & Friedlander Group PLC                               52,489
     17,388  SSL International PLC - Ord                                  96,094
     19,300  Standard Chartered PLC - Ord                                224,485
     59,500  Tesco PLC                                                   184,411
     15,800  Trinity Mirror PLC                                           88,592
     39,800  Unilever PLC                                                392,928
    290,500  Vodafone Group PLC                                          466,642
     20,500  William Hill PLC                                             69,305
                                                                     -----------
                                                                       6,564,754
                                                                     -----------
             VENEZUELA - 0.28%
      7,234  CANTV, ADR                                                   85,723
                                                                     -----------

             TOTAL COMMON STOCKS                                      28,917,984
             (Cost $31,818,773)


  PREFERRED STOCKS - 1.16%
             BRAZIL - 0.73%
  1,748,000  Banco Itau, S.A.                                        $   77,646
    620,100  Caemi Mineracao e Metalurgica S.A.                          90,675

  4,400,000  Telemar Norte Leste S.A., Class A                            54,143
                                                                     -----------
                                                                         222,464
                                                                     -----------
             GERMANY - 0.43%
      3,800  Fielmann AG                                                 131,444
                                                                     -----------
             TOTAL PREFERRED STOCKS                                      353,908
             (Cost $400,712)

  WARRANTS AND RIGHTS - 0.01%

             SINGAPORE - 0.01%
      8,200  Want Want Holdings Wts 10/24/04 *                             1,722
                                                                     -----------
             TOTAL WARRANTS AND RIGHTS                                     1,722
             (Cost $205)


  Par Value
  ---------
  CERTIFICATE OF DEPOSIT - 2.60%

$   789,434  State Street Eurodollar                                     789,434
                                                                     -----------
             TOTAL CERTIFICATE OF DEPOSIT                                789,434
             (Cost $789,434)

  TOTAL INVESTMENTS  - 99.14%                                         30,063,048
                                                                     -----------
  (Cost $33,009,124**)
  NET OTHER ASSETS AND LIABILITIES  - 0.86%                              259,941
                                                                     -----------
         TOTAL NET ASSETS  - 100.00%                                 $30,322,989
                                                                     -----------

      *     Non-income producing.
      **    Aggregate cost for Federal tax purposes was $33,013,166.
      (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
      ADR   American Depository Receipt.
      GDR   Global Depository Receipt.
      PLC   Public Limited Company.

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets                 % of Net Assets
----------------------------------------------------                 ---------------
     Banks                                                                13.76%
     Oil & Gas                                                             8.38%
     Communication Services                                                7.88%
     Drugs & Healthcare                                                    7.52%
     Food & Beverages                                                      6.86%
     Telecommunications                                                    6.66%
     Financial Services                                                    6.05%
     Retail Trade                                                          4.43%
     Electronics                                                           3.77%
     Mining                                                                3.54%
     Automobiles                                                           3.07%
     Certificate of Deposit                                                2.60%
     Tobacco                                                               2.49%
     Business Services                                                     2.45%
     Household Appliances & Home Furnishings                               2.00%
     Computers & Business Equipment                                        1.81%
     Leisure Time                                                          1.71%
     Retail Grocery                                                        1.32%
     Insurance                                                             1.29%
     Manufacturing                                                         1.25%
     Household Products                                                    1.21%
     Electric Utilities                                                    1.17%
     Railroads & Equipment                                                 1.02%
     Industrial Machinery                                                  0.86%
     Net Other Assets and Liabilities                                      0.86%
     Construction & Mining Equipment                                       0.84%
     Gas & Pipeline Utilities                                              0.80%
     Electrical Equipment                                                  0.72%
     Chemicals                                                             0.70%
     Hotels & Restaurants                                                  0.58%
     Paper                                                                 0.47%
     Apparel & Textiles                                                    0.42%
     Software                                                              0.35%
     Conglomerates                                                         0.34%
     Publishing                                                            0.29%
     Construction Materials                                                0.20%
     Cosmetics & Toiletries                                                0.17%
     Aerospace                                                             0.16%
                                                                         ------
                                                                         100.00%
                                                                         ======

           Statements of Assets and Liabilities as of October 31, 2002

                                                      Cash Reserves        Bond         High Income
                                                          Fund             Fund             Fund
                                                      -------------   -------------    ------------
ASSETS:
Investments (Note 2):
   Investments at cost                                 $33,913,959    $ 122,922,458    $ 36,819,093
   Net unrealized appreciation (depreciation)                   --        3,220,177      (3,719,922)
                                                       -----------    -------------    ------------
      Total investments at value                        33,913,959      126,142,635      33,099,171
Foreign currency (Cost $13,975, $17 and $211,169,
   respectively) (Note 2)                                       --               --          14,022
Collateral held for securities on loan, at value
   (Note 7)                                                     __       10,012,550       7,462,026
Receivables:
   Investments sold                                             --               --          42,684
   Fund shares sold                                        117,135          562,996         143,660
   Dividends and interest                                  160,284        1,375,935         774,032
   Due from Advisor, net                                     4,900               --           4,241
   Foreign tax reclaims                                         --               --           7,494
Prepaid insurance and registration fees                     12,746           15,556          13,210
Deferred organization and offering costs                     1,337            1,337           1,337
                                                       -----------    -------------    ------------
   Total Assets                                         34,210,361      138,111,009      41,561,877
                                                       -----------    -------------    ------------

LIABILITIES:
Net unrealized depreciation on forward currency
   contracts                                                    --               --           1,657
Payables:
   Investments purchased (regular delivery)                     --               --         323,482
   Investments purchased (delayed delivery)                     --        4,265,330              --
   Due to Advisor, net                                          --            5,847              --
   Fund shares repurchased                                  51,982           75,629          45,457
   Upon return of securities loaned (Note 7)                    --       10,012,550       7,462,026
   Administration and transfer agent fees                    7,107           22,397           9,478
   Distribution fees - Class B                              10,911           37,397           9,806
   Shareholder servicing fees                                   --           25,423           7,018
   Trustees' fees                                               28              101              28
   Accrued expenses and other payables                      16,735           79,926          87,197
                                                       -----------    -------------    ------------
   Total Liabilities                                        86,763       14,524,600       7,946,149
                                                       -----------    -------------    ------------
NET ASSETS                                             $34,123,598    $ 123,586,409    $ 33,615,728
                                                       ===========    =============    ============

NET ASSETS consist of:
   Paid-in capital                                     $34,121,708    $ 120,916,046    $ 42,373,661
   Accumulated undistributed net investment income           1,890           41,587         118,476
   Accumulated net realized gain (loss) on
      investments sold and foreign currency related
      transactions                                              --         (591,401)     (5,154,960)
   Net unrealized appreciation (depreciation) of
      investments (including appreciation
      (depreciation) of foreign currency related
      transactions)                                             --        3,220,177      (3,721,449)
                                                       -----------    -------------    ------------

NET ASSETS                                             $34,123,598    $ 123,586,409    $ 33,615,728
                                                       ===========    =============    ============

Class A Shares:
   Net assets                                          $16,487,429    $  63,069,280    $ 18,054,963
   Shares of beneficial interest outstanding            16,508,592        6,198,467       2,746,376
   NET ASSET VALUE and redemption price per share      $      1.00    $       10.17    $       6.57
   Sales charge of offering price*                           0.056             0.46            0.30
                                                       -----------    -------------    ------------
   Maximum offering price per share                    $     1.056    $       10.63    $       6.87
                                                       ===========    =============    ============

Class B Shares:
   Net assets                                          $17,636,169    $  60,517,129    $ 15,560,765
   Shares of beneficial interest outstanding            17,650,647        5,945,532       2,361,779
   NET ASSET VALUE and redemption price per share**    $      1.00    $       10.18    $       6.59
                                                       ===========    =============    ============

----------
* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund and High Income Fund, 5.3% for the Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund, and International Stock Fund.

** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

   Balanced            Growth and           Capital              Mid-Cap            Multi-Cap       International Stock
     Fund             Income Fund       Appreciation Fund          Fund            Growth Fund             Fund
-------------        -------------      -----------------      ------------        ------------     -------------------
$ 182,324,429        $ 161,581,167        $ 145,616,945        $ 39,424,171        $ 14,777,129        $ 33,009,124
  (21,756,405)         (35,976,204)         (34,952,264)         (5,103,906)           (504,591)         (2,946,076)
  160,568,024          125,604,963          110,664,681          34,320,265          14,272,538          30,063,048
           --                   --                   --                  --                  17             206,353
    5,863,730                   --            6,450,430           6,612,602           1,901,737                  --

       59,541              836,917              179,988              95,574             102,512               2,512
      139,414              103,319              215,432              93,546              21,103              16,197
    1,034,774              133,921              101,141              40,760              12,132              51,170
           --                   --                   --               3,266              19,378               1,379
           --                   --                   --                  --                 832              42,393
       20,415               19,872               18,696               6,066               5,545              13,669
        1,337                1,337                1,337                  --                  --               1,337
-------------
  167,687,235          126,700,329          117,631,705          41,172,079          16,335,794          30,398,058

           --                   --                   --                  --                  --                  --

           --                   --              219,663              52,807             395,391               8,201
           --                   --                   --                  --                  --                  --
       58,540               31,210               30,790                  --                  --                  --
      290,027              289,041              316,992              39,366              32,651              11,423
    5,863,730                   --            6,450,430           6,612,602           1,901,737                  --
       45,168               50,610               51,951              16,420              13,272              10,611
       56,976               44,626               33,837               7,177               3,544               2,846
       37,152               25,878               22,660               7,005               2,790               6,231
          130                  101                   88                  28                  11                  25
       44,012               34,601               40,463              21,608              20,893              35,732
    6,395,735              476,067            7,166,874           6,757,013           2,370,289              75,069
$ 161,291,500        $ 126,224,262        $ 110,464,831        $ 34,415,066        $ 13,965,505        $ 30,322,989

$ 188,630,451        $ 178,636,746        $ 165,369,105        $ 41,346,080        $ 37,358,315        $ 43,815,635

       29,295              336,079                   --                  --                  --             211,895

   (5,611,841)         (16,772,359)         (19,952,010)         (1,827,108)        (22,888,349)        (10,757,064)

  (21,756,405)         (35,976,204)         (34,952,264)         (5,103,906)           (504,461)         (2,947,477)

$ 161,291,500        $ 126,224,262        $ 110,464,831        $ 34,415,066        $ 13,965,505        $ 30,322,989

$  70,388,523        $  53,895,570        $  55,864,547        $ 22,650,056        $  7,915,042        $ 25,731,646
    6,925,650            5,750,409            5,800,444           2,622,436           2,265,949           3,676,293
$       10.16        $        9.37        $        9.63        $       8.64        $       3.49        $       7.00
         0.57                 0.52                 0.54                0.48                0.20                0.39
$       10.73        $        9.89        $       10.17        $       9.12        $       3.69        $       7.39

$  90,902,977        $  72,328,692        $  54,600,284        $ 11,765,010        $  6,050,463        $  4,591,343
    8,936,612            7,830,948            5,862,976           1,377,656           1,767,260             666,671
$       10.17        $        9.24        $        9.31        $       8.54        $       3.42        $       6.89

          Statements of Operations For the Year Ended October 31, 2002

                                                                             Cash Reserves         Bond            High Income
                                                                                 Fund              Fund                Fund
                                                                             -------------      -----------        -----------
INVESTMENT INCOME:
   Dividends                                                                   $      --        $        --        $    29,886
   Interest                                                                      520,696          4,755,609          2,769,408
        Less: Foreign taxes withheld                                                  --                 --                 --
   Securities lending income (Note 7)                                                 --             18,800             16,208
                                                                               ---------        -----------        -----------
        Total investment income                                                  520,696          4,774,409          2,815,502
                                                                               ---------        -----------        -----------

EXPENSES:
Management fees (Note 3)                                                         103,583            432,610            162,092
Administration and transfer agent fees (Note 3)                                   78,252            222,856            105,691
Registration expenses                                                             26,717             38,217             25,171
Custodian and accounting fees                                                     21,253             49,907             70,512
Professional fees                                                                 10,242             17,946             13,621
Reports to shareholders expense                                                    6,404             22,549              7,167
Trustees' fees                                                                       533              2,426                896
Distribution fees - Class B (Note 3)                                              88,314            320,527            119,956
Shareholder servicing fees - Class A (Note 3)                                         --            109,462             33,693
Shareholder servicing fees - Class B (Note 3)                                         --            106,842             39,985
Amortization of organization and offering costs                                    8,403              8,403              8,403
Other expenses                                                                     1,512              2,038              1,526
                                                                               ---------        -----------        -----------
   Total expenses before reimbursement                                           345,213          1,333,783            588,713
   Less reimbursement (Note 3)                                                  (114,473)          (234,662)          (174,043)
                                                                               ---------        -----------        -----------
   Total expenses net of reimbursement/waiver                                    230,740          1,099,121            414,670
                                                                               ---------        -----------        -----------

NET INVESTMENT INCOME (LOSS)                                                     289,956          3,675,288          2,400,832
                                                                               ---------        -----------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments (including net realized gain
     on foreign currency related transactions)                                       209           (196,277)        (2,514,369)
   Net change in unrealized appreciation (depreciation) on:
       Investments (including net unrealized appreciation (depreciation)
      on foreign currency related transactions)                                       --            820,040             12,505
       Delayed delivery commitments                                                   --             29,012                 --
                                                                               ---------        -----------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                                     209            652,775         (2,501,864)
                                                                               ---------        -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                                              $ 290,165        $ 4,328,063        $  (101,032)
                                                                               =========        ===========        ===========

  Balanced           Growth and            Capital            Mid-Cap           Multi-Cap     International Stock
    Fund             Income Fund      Appreciation Fund        Fund            Growth Fund            Fund
------------        ------------      -----------------     -----------        -----------    -------------------
$  1,378,127        $  2,942,232        $  1,324,336        $   479,127        $    92,405        $   821,409
   4,837,889              42,886              89,795             26,126             11,947              7,550
      (9,543)            (20,430)               (779)            (1,470)              (645)           (85,857)
      32,866              23,127              33,681             20,499             10,576                 --
   6,239,339           2,987,815           1,447,033            524,282            114,283            743,102

   1,109,117             860,960           1,041,366            315,358            132,589            340,221
     512,749             640,022             664,882            166,288            159,983            124,755
      31,849              29,185              36,634             26,603             25,011             23,543
      74,259              51,189              48,241             32,626             70,007            135,934
      15,283              15,030              14,686             12,156             11,651             16,250
      39,999              34,695              31,637              7,107             14,557              7,410
       5,055               4,695               4,275                961                619                881
     744,390             710,257             544,676             82,257             52,835             38,074
     178,454             154,593             165,563             55,570             26,537             68,314
     248,130             236,752             181,559             27,419             17,612             12,691
       8,403               8,403               8,403              8,045                 --              8,403
       3,094               3,077               2,899              1,767              1,242              3,551
   2,970,782           2,748,858           2,744,821            736,157            512,643            780,027
    (348,289)           (473,218)           (533,959)          (189,165)          (247,687)          (223,636)
   2,622,493           2,275,640           2,210,862            546,992            264,956            556,391

   3,616,846             712,175            (763,829)           (22,710)          (150,673)           186,711

  (5,425,164)        (11,682,629)        (18,825,034)        (1,820,724)        (3,994,374)        (4,860,881)

 (13,885,176)        (15,809,898)        (21,162,999)        (3,749,561)         1,269,174          3,177,444
          --                  --                  --                 --                 --                 --

 (19,310,340)        (27,492,527)        (39,988,033)        (5,570,285)        (2,725,200)        (1,683,437)

$(15,693,494)       $(26,780,352)       $(40,751,862)       $(5,592,995)       $(2,875,873)       $(1,496,726)

                       Statements of Changes in Net Assets

                                                                     Cash Reserves                              Bond
                                                                         Fund                                   Fund
                                                          -----------------------------------    -----------------------------------
                                                             Year Ended         Year Ended          Year Ended         Year Ended
                                                          October 31, 2002   October 31, 2001    October 31, 2002   October 31, 2001
                                                          ----------------   ----------------    ----------------   ----------------
NET ASSETS at beginning of period                           $ 21,079,081       $  7,968,979       $  59,931,894       $ 24,261,094
                                                            ------------       ------------       -------------       ------------
Increase (decrease) in net assets from operations:
   Net investment income                                         289,956            476,559           3,675,288          1,885,769
   Net realized gain (loss)                                          209              1,543            (196,277)           454,653
   Net change in unrealized appreciation (depreciation)               --                 --             849,052          2,228,685
                                                            ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets from operations         290,165            478,102           4,328,063          4,569,107
                                                            ------------       ------------       -------------       ------------
Distributions to shareholders from:
   Net investment income
      Class A                                                   (216,708)          (316,064)         (2,039,552)        (1,025,122)
      Class B                                                    (92,098)          (176,874)         (1,671,380)          (848,018)
   Net realized gains
      Class A                                                         --                 --                  --                 --
      Class B                                                         --                 --                  --                 --
                                                            ------------       ------------       -------------       ------------
      Total distributions                                       (308,806)          (492,938)         (3,710,932)        (1,873,140)
                                                            ------------       ------------       -------------       ------------
Capital Share transactions:
   Class A Shares
      Shares sold                                             21,190,375         12,283,394          41,332,553         14,831,688
      Issued to shareholders in reinvestment of
        distributions                                            210,661            315,621           1,786,879          1,009,640
      Shares redeemed                                        (16,411,363)        (6,186,298)         (9,237,828)        (1,660,691)
                                                            ------------       ------------       -------------       ------------
      Net increase from capital share transactions             4,989,673          6,412,717          33,881,604         14,180,637
                                                            ------------       ------------       -------------       ------------
   Class B Shares
      Shares sold                                             16,212,551         10,789,920          36,680,612         20,417,680
      Issued to shareholders in reinvestment of
        distributions                                             82,151            165,658           1,538,634            783,880
      Shares redeemed                                         (8,221,217)        (4,243,357)         (9,063,466)        (2,407,364)
                                                            ------------       ------------       -------------       ------------
      Net increase (decrease) from capital share
        transactions                                           8,073,485          6,712,221          29,155,780         18,794,196
                                                            ------------       ------------       -------------       ------------
Total increase (decrease) in net assets                       13,044,517         13,110,102          63,654,515         35,670,800
                                                            ------------       ------------       -------------       ------------
NET ASSETS at end of period (including line A)              $ 34,123,598       $ 21,079,081       $ 123,586,409       $ 59,931,894
                                                            ============       ============       =============       ============
(A) Undistributed net investment income                     $      1,890       $     18,518       $      41,587       $     50,080
                                                            ============       ============       =============       ============

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
      Shares sold                                             21,190,375         12,284,411           4,124,743          1,494,449
      Issued to shareholders in reinvestment of
        distributions                                            210,661            315,621             178,267            102,021
      Shares redeemed                                        (16,411,363)        (6,186,330)           (920,707)          (167,779)
                                                            ------------       ------------       -------------       ------------
      Net increase in shares outstanding                       4,989,673          6,413,702           3,382,303          1,428,691
                                                            ------------       ------------       -------------       ------------
   Class B Shares
      Shares sold                                             16,212,551         10,790,897           3,656,087          2,057,074
      Issued to shareholders in reinvestment of
        distributions                                             82,217            165,658             153,439             79,086
      Shares redeemed                                         (8,221,217)        (4,243,357)           (904,228)          (242,869)
                                                            ------------       ------------       -------------       ------------
      Net increase (decrease) in shares outstanding            8,073,551          6,713,198           2,905,298          1,893,291
                                                            ------------       ------------       -------------       ------------

             High Income                               Balanced                               Growth and Income
                Fund                                     Fund                                       Fund
 ------------------------------------     -------------------------------------     -------------------------------------
    Year Ended          Year Ended           Year Ended          Year Ended           Year Ended            Year Ended
 October 31, 2002    October 31, 2001     October 31, 2002     October 31, 2001     October 31, 2002     October 31, 2001
 ----------------    ----------------     ----------------     ----------------     ----------------     ----------------
   $ 26,001,418        $ 20,665,369        $ 153,890,837        $  90,756,675        $ 153,046,513        $ 153,786,144
   ------------        ------------        -------------        -------------        -------------

      2,400,832           2,200,655            3,616,846            2,494,740              712,175              147,490
     (2,514,369)         (2,071,907)          (5,425,164)             324,720          (11,682,629)          (3,581,030)
         12,505            (900,341)         (13,885,176)         (15,069,207)         (15,809,898)         (33,460,157)
   ------------        ------------        -------------        -------------        -------------
       (101,032)           (771,593)         (15,693,494)         (12,249,747)         (26,780,352)         (36,893,697)
   ------------        ------------        -------------        -------------        -------------

     (1,156,441)           (935,780)          (1,833,263)          (1,076,606)            (292,751)            (211,027)
     (1,234,221)         (1,266,039)          (1,789,041)          (1,429,673)             (85,177)                  --

             --                  --               (7,375)                  --                   --                   --
             --                  --              (10,923)                  --                   --                   --
   ------------        ------------        -------------        -------------        -------------
     (2,390,662)         (2,201,819)          (3,640,602)          (2,506,279)            (377,928)            (211,027)
   ------------        ------------        -------------        -------------        -------------

      9,220,488           3,735,460           28,546,455           44,717,880           22,622,112           28,203,036
      1,013,855             905,633            1,805,389            1,071,165              281,776              208,105
     (1,945,016)           (890,153)         (13,512,339)          (5,714,452)         (13,557,494)          (7,565,418)
   ------------        ------------        -------------        -------------        -------------
      8,289,327           3,750,940           16,839,505           40,074,593            9,346,394           20,845,723
   ------------        ------------        -------------        -------------        -------------

      4,644,092           5,986,897           32,020,263           48,621,621           15,766,634           33,228,377
        948,007             937,999            1,750,062            1,400,125               80,479                   --
     (3,775,422)         (2,366,375)         (23,875,071)         (12,206,151)         (24,857,478)         (17,709,007)
   ------------        ------------        -------------        -------------        -------------
      1,816,677           4,558,521            9,895,254           37,815,595           (9,010,365)          15,519,370
   ------------        ------------        -------------        -------------        -------------
      7,614,310           5,336,049            7,400,663           63,134,162          (26,822,251)            (739,631)
   ------------        ------------        -------------        -------------        -------------
   $ 33,615,728        $ 26,001,418        $ 161,291,500        $ 153,890,837        $ 126,224,262        $ 153,046,513
   ============        ============        =============        =============        =============
   $    118,476        $    139,826        $      29,295        $      32,890        $     336,079        $          --
   ============        ============        =============        =============        =============

      1,349,361             485,384            2,551,705            3,732,153            2,017,774            2,274,905
        145,994             118,887              164,546               89,954               23,066               16,218
       (283,678)           (115,869)          (1,270,860)            (482,481)          (1,315,343)            (607,809)
   ------------        ------------        -------------        -------------        -------------
      1,211,677             488,402            1,445,391            3,339,626              725,497            1,683,314
   ------------        ------------        -------------        -------------        -------------

        661,204             768,870            2,860,546            4,045,142            1,405,391            2,609,700
        135,975             122,861              159,002              117,087                6,619                   --
       (544,269)           (309,079)          (2,234,853)          (1,037,965)          (2,391,552)          (1,448,428)
   ------------        ------------        -------------        -------------        -------------
        252,910             582,652              784,695            3,124,264             (979,542)           1,161,272
   ------------        ------------        -------------        -------------        -------------

                       Statements of Changes in Net Assets

                                                              Capital Appreciation                          Mid-Cap
                                                                     Fund                                    Fund
                                                     -------------------------------------    --------------------------------------
                                                        Year Ended           Year Ended          Year Ended         Period Ended
                                                     October 31, 2002     October 31, 2001    October 31, 2002   October 31, 2001(1)
                                                     ----------------     ----------------    ----------------   -------------------
NET ASSETS at beginning of period                     $ 132,468,254        $  92,970,739        $ 21,537,383        $         --

Increase (decrease) in net assets from operations:
   Net investment income (loss)                            (763,829)            (858,623)            (22,710)            (13,345)
   Net realized loss                                    (18,825,034)             (88,162)         (1,820,724)            (11,839)
   Net change in unrealized appreciation
      (depreciation)                                    (21,162,999)         (29,034,662)         (3,749,561)         (1,354,345)
   Net decrease in net assets from operations           (40,751,862)         (29,981,447)         (5,592,995)         (1,379,529)

Distributions to shareholders from:
   Net investment income
      Class A                                                    --                   --             (13,146)                 --
      Class B                                                    --                   --                  --                  --
   Net realized gains
      Class A                                              (257,737)                  --                (673)                 --
      Class B                                              (310,070)                  --                (289)                 --
      Total distributions                                  (567,807)                  --             (14,108)                 --

Capital Stock transactions:
   Class A Shares
      Shares sold                                        29,009,832           40,362,213          13,525,603          16,428,330
      Issued to shareholders in reinvestment of
        distributions                                       239,042                   --              12,087                  --
      Shares redeemed                                   (13,187,774)          (4,729,322)         (2,813,603)           (160,789)
      Net increase (decrease) from capital share
        transactions                                     16,061,100           35,632,891          10,724,087          16,267,541
   Class B Shares
      Shares sold                                        19,895,760           43,067,242          10,185,948           6,908,680
      Issued to shareholders in reinvestment of
        distributions                                       300,902                   --                 284                  --
      Shares redeemed                                   (16,941,516)          (9,221,171)         (2,425,533)           (259,309)

      Net increase from capital share transactions        3,255,146           33,846,071           7,760,699           6,649,371

Total increase (decrease) in net assets                 (22,003,423)          39,497,515          12,877,683          21,537,383

NET ASSETS at end of period (including line A)        $ 110,464,831        $ 132,468,254        $ 34,415,066        $ 21,537,383

(A) Undistributed (distributions in excess of) net
      investment income                               $          --        $          --        $         --        $      4,434

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
      Shares sold                                         2,352,415            2,809,993           1,305,725           1,635,961
      Issued to shareholders in reinvestment of
        distributions                                        17,166                   --               1,123                  --
      Shares redeemed                                    (1,237,319)            (325,472)           (303,588)            (16,785)
      Net increase (decrease) in shares outstanding       1,132,262            2,484,521           1,003,260           1,619,176

   Class B Shares
      Shares sold                                         1,623,969            2,941,139             981,301             683,257
      Issued to shareholders in reinvestment of
        distributions                                        22,155                   --                  27                  --
      Shares redeemed                                    (1,605,193)            (657,868)           (260,248)            (26,681)
      Net increase in shares outstanding                     40,931            2,283,271             721,080             656,576

(1)   Fund commenced investment operations on February 28, 2001.

          Multi-Cap Growth                       International Stock
                Fund                                    Fund
 ------------------------------------    ------------------------------------
    Year Ended          Year Ended          Year Ended          Year Ended
 October 31, 2002    October 31, 2001    October 31, 2002    October 31, 2001
 ----------------    ----------------    ----------------    ----------------
   $ 20,165,733        $ 29,397,251        $ 30,615,597        $ 37,567,387
   ------------        ------------        ------------        ------------

       (150,673)           (168,588)            186,711             117,504
     (3,994,374)        (12,090,030)         (4,860,881)         (3,933,175)
      1,269,174          (2,866,802)          3,177,444          (5,132,090)
   ------------        ------------        ------------        ------------
     (2,875,873)        (15,125,420)         (1,496,726)         (8,947,761)
   ------------        ------------        ------------        ------------

             --                  --                  --            (224,139)
             --                  --                  --              (3,445)

             --                  --                  --                  --
             --                  --                  --                  --
   ------------        ------------        ------------        ------------
             --                  --                  --            (227,584)
   ------------        ------------        ------------        ------------

      5,436,877           3,999,384           2,504,106           2,135,362
             --                  --                  --             131,201
     (9,428,205)         (1,228,403)         (1,390,593)           (803,045)
   ------------        ------------        ------------        ------------
     (3,991,328)          2,770,981           1,113,513           1,463,518
   ------------        ------------        ------------        ------------

      2,390,062           4,539,979           1,157,084           1,727,460
             --                  --                  --               3,391
     (1,723,089)         (1,417,058)         (1,066,479)           (970,814)
   ------------        ------------        ------------        ------------
        666,973           3,122,921              90,605             760,037
   ------------        ------------        ------------        ------------
     (6,200,228)         (9,231,518)           (292,608)         (6,951,790)
   ------------        ------------        ------------        ------------
   $ 13,965,505        $ 20,165,733        $ 30,322,989        $ 30,615,597
   ============        ============        ============        ============
   $         --        $       (138)       $    211,895        $         --
   ============        ============        ============        ============

      1,455,729             700,809             327,893             253,466
             --                  --                  --              15,982
     (2,295,593)           (230,590)           (185,165)            (93,092)
   ------------        ------------        ------------        ------------
       (839,864)            470,219             142,728             176,356
   ------------        ------------        ------------        ------------

        592,071             805,359             148,932             197,258
             --                  --                  --                 416
       (460,827)           (276,029)           (142,873)           (117,041)
   ------------        ------------        ------------        ------------
        131,244             529,330               6,059              80,633
   ------------        ------------        ------------        ------------

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                         CASH RESERVES FUND
                                                                -------------------------------------------------------------------
                                                                Year Ended    Year Ended   Year Ended   Year Ended     Inception(a)
                                                                10/31/2002    10/31/2001   10/31/2000   10/31/1999    to 10/31/1998
CLASS A

Net Asset Value, Beginning of Period                             $  1.00       $  1.00       $ 1.00       $ 1.00         $ 1.00
   Income from Investment Operations:
      Net investment income                                         0.01          0.04         0.06         0.05           0.04
        Total from investment operations                            0.01          0.04         0.06         0.05           0.04
   Less Distributions:
      Distributions from net investment income                     (0.01)        (0.04)       (0.06)       (0.05)         (0.04)
        Total distributions                                        (0.01)        (0.04)       (0.06)       (0.05)         (0.04)
Net increase in net asset value                                       --            --           --           --             --
Net Asset Value, End of Period                                   $  1.00       $  1.00       $ 1.00       $ 1.00         $ 1.00

Total Return+                                                       1.57%         4.50%        5.77%        4.60%          4.21%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                             $16,487       $11,508       $5,104       $4,481         $4,339
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                      0.99%         1.25%        2.07%        2.63%          4.76%(2)
   After reimbursement of expenses by Advisor                       0.55%         0.55%        0.55%        0.55%          0.55%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                       1.46%         3.96%        5.61%        4.41%          4.88%(2)

CLASS B

Net Asset Value, Beginning of Period                             $  1.00       $  1.00       $ 1.00       $ 1.00         $ 1.00
   Income from Investment Operations:
      Net investment income                                         0.01          0.04         0.05         0.04           0.03
        Total from investment operations                            0.01          0.04         0.05         0.04           0.03
   Less Distributions:
      Distributions from net investment income                     (0.01)        (0.04)       (0.05)       (0.04)         (0.03)
        Total distributions                                        (0.01)        (0.04)       (0.05)       (0.04)         (0.03)
Net increase in net asset value                                       --            --           --           --             --
Net Asset Value, End of Period                                   $  1.00       $  1.00       $ 1.00       $ 1.00         $ 1.00

Total Return+                                                       0.81%         3.72%        4.97%        3.81%          3.50%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                             $17,636       $ 9,571       $2,865       $3,501         $  894
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                      1.74%         2.00%        2.82%        3.38%          5.51%(2)
   After reimbursement of expenses by Advisor                       1.30%         1.30%        1.30%        1.30%          1.30%(2)
Ratios of net investment income (loss) to average net assets:
   After reimbursement of expenses by Advisor                       0.71%         3.21%        4.86%        3.92%          4.13%(2)

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on December 29, 1997.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                         BOND FUND
                                                         -------------------------------------------------------------------------
                                                         Year Ended     Year Ended      Year Ended     Year Ended     Inception(a)
                                                         10/31/2002     10/31/2001      10/31/2000     10/31/1999    to 10/31/1998
CLASS A

Net Asset Value, Beginning of Period                      $ 10.23        $  9.57         $  9.74         $10.14         $10.00
   Income from Investment Operations:
      Net investment income                                  0.47           0.55            0.63           0.51           0.45
      Net  realized and unrealized gain
        (loss) on investments                               (0.06)(c)       0.67           (0.17)         (0.35)          0.14
        Total from investment operations                     0.41           1.22            0.46           0.16           0.59
   Less Distributions:
      Distributions from net investment income              (0.47)         (0.56)          (0.63)         (0.51)         (0.45)
      Distributions from capital gains                         --             --              --          (0.05)            --
        Total distributions                                 (0.47)         (0.56)          (0.63)         (0.56)         (0.45)
Net increase (decrease) in net asset value                  (0.06)          0.66           (0.17)         (0.40)          0.14
Net Asset Value, End of Period                            $ 10.17        $ 10.23         $  9.57         $ 9.74         $10.14

Total Return+                                                4.21%         13.07%           4.89%          1.60%          6.08%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $63,069        $28,813         $13,279         $7,991         $4,797
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor               1.17%          1.28%           1.66%          2.02%          4.83%(2)
   After reimbursement of expenses by Advisor                0.90%          0.90%           0.90%          0.90%          0.60%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                4.62%          5.53%           6.52%          5.18%          5.37%(2)
Portfolio Turnover                                             90%           109%            366%           725%            95%

CLASS B

Net Asset Value, Beginning of Period                      $ 10.24        $  9.58         $  9.75         $10.14         $10.00
   Income from Investment Operations:
      Net investment income                                  0.39           0.48            0.55           0.44           0.39
      Net realized and unrealized gain
        (loss) on investments                               (0.05)(c)       0.66           (0.17)         (0.35)          0.14
        Total from investment operations                     0.34           1.14            0.38           0.09           0.53
   Less Distributions:
      Distributions from net investment income              (0.40)         (0.48)          (0.55)         (0.44)         (0.39)
      Distributions from capital gains                         --             --              --          (0.04)            --
   Total distributions                                      (0.40)         (0.48)          (0.55)         (0.48)         (0.39)
Net increase (decrease) in net asset value                  (0.06)          0.66           (0.17)         (0.39)          0.14
Net Asset Value, End of Period                            $ 10.18        $ 10.24         $  9.58         $ 9.75         $10.14

Total Return+                                                3.44%         12.23%           4.10%          0.94%          5.36%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $60,517        $31,119         $10,982         $7,508         $2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor               1.92%          2.03%           2.41%          2.77%          5.58%(2)
   After reimbursement of expenses by Advisor                1.65%          1.65%           1.65%          1.65%          1.35%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                3.87%          4.78%           5.77%          4.58%          4.62%(2)
Portfolio Turnover                                             90%           109%            366%           725%            95%

--------------------------------------------------------------------------------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on December 29, 1997.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

(d)

                                                                                       HIGH INCOME FUND
                                                         ---------------------------------------------------------------------------
                                                         Year Ended      Year Ended      Year Ended     Year Ended      Inception(a)
                                                         10/31/2002      10/31/2001      10/31/2000     10/31/1999     to 10/31/1998
CLASS A

Net Asset Value, Beginning of Period                      $  7.13         $  8.02         $  8.88         $ 8.85         $10.00
   Income from Investment Operations:
      Net investment income                                  0.58            0.74            0.81           0.80           0.61
      Net realized and unrealized gain
        (loss) on investments                               (0.55)          (0.88)          (0.86)          0.06          (1.15)
        Total from investment operations                     0.03           (0.14)          (0.05)          0.86          (0.54)
   Less Distributions:
      Distributions from net investment income              (0.59)          (0.75)          (0.81)         (0.80)         (0.61)
      Distributions from capital gains                         --              --              --          (0.03)            --
        Total distributions                                 (0.59)          (0.75)          (0.81)         (0.83)         (0.61)
Net increase (decrease) in net asset value                  (0.56)          (0.89)          (0.86)          0.03          (1.15)
Net Asset Value, End of Period                            $  6.57         $  7.13         $  8.02         $ 8.88         $ 8.85

Total Return+                                                0.33%          (1.94)%         (0.81)%         9.69%         (5.78)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $18,055         $10,939         $ 8,394         $7,879         $6,045
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor               1.59%           1.68%           1.62%          1.97%          3.52%(2)
   After reimbursement of expenses by Advisor                1.00%           1.00%           1.00%          1.00%          1.00%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                8.55%           9.75%           9.40%          8.72%          7.47%(2)
Portfolio Turnover                                             47%             38%             41%            48%            56%

CLASS B

Net Asset Value, Beginning of Period                      $  7.14         $  8.04         $  8.90         $ 8.85         $10.00
   Income from Investment Operations:
      Net investment income                                  0.54            0.69            0.75           0.74           0.55
      Net realized and unrealized gain
        (loss) on investments                               (0.55)          (0.89)          (0.86)          0.06          (1.15)
        Total from investment operations                    (0.01)          (0.20)          (0.11)          0.80          (0.60)
   Less Distributions:
      Distributions from net investment income              (0.54)          (0.70)          (0.75)         (0.74)         (0.55)
      Distributions from capital gains                         --              --              --          (0.01)            --
   Total distributions                                      (0.54)          (0.70)          (0.75)         (0.75)         (0.55)
Net increase (decrease) in net asset value                  (0.55)          (0.90)          (0.86)          0.05          (1.15)
Net Asset Value, End of Period                            $  6.59         $  7.14         $  8.04         $ 8.90         $ 8.85

Total Return+                                               (0.27)%         (2.77)%         (1.54)%         9.02%         (6.39)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $15,561         $15,063         $12,271         $9,399         $3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor               2.34%           2.43%           2.37%          2.72%          4.27%(2)
   After reimbursement of expenses by Advisor                1.75%           1.75%           1.75%          1.75%          1.75%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                7.80%           9.00%           8.65%          8.13%          6.72%(2)
Portfolio Turnover                                             47%             38%             41%            48%            56%

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on December 29, 1997.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

(b)

                                                                                        BALANCED FUND
                                                         --------------------------------------------------------------------------
                                                         Year Ended    Year Ended      Year Ended      Year Ended      Inception(a)
                                                         10/31/2002    10/31/2001      10/31/2000      10/31/1999     to 10/31/1998
CLASS A

Net Asset Value, Beginning of Period                      $ 11.28       $ 12.65         $ 12.05         $ 10.68         $ 10.00
   Income from Investment Operations:
      Net investment income                                  0.28          0.30            0.34            0.27            0.21
      Net  realized and unrealized gain
        (loss) on investments                               (1.12)        (1.37)           0.69            1.38            0.68
        Total from investment operations                    (0.84)        (1.07)           1.03            1.65            0.89
   Less Distributions:
      Distributions from net investment income              (0.28)        (0.30)          (0.35)          (0.27)          (0.21)
      Distributions from capital gains                      (0.00)*          --           (0.08)          (0.01)             --
        Total distributions                                 (0.28)        (0.30)          (0.43)          (0.28)          (0.21)

Net increase (decrease) in net asset value                  (1.12)        (1.37)           0.60            1.37            0.68
Net Asset Value, End of Period                            $ 10.16       $ 11.28         $ 12.65         $ 12.05         $ 10.68

Total Return+                                               (7.59)%       (8.54)%          8.67%          15.58%           8.92%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $70,389       $61,836         $27,088         $15,297         $15,670
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor               1.30%         1.35%           1.28%           1.47%           3.40%(2)
   After reimbursement of expenses by Advisor                1.10%         1.10%           1.10%           1.10%           1.10%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                2.56%         2.55%           2.83%           2.36%           2.53%(2)
Portfolio Turnover                                             48%           57%            187%            349%             60%

CLASS B

Net Asset Value, Beginning of Period                      $ 11.29       $ 12.66         $ 12.05         $ 10.68         $ 10.00
   Income from Investment Operations:
      Net investment income                                  0.20          0.21            0.25            0.18            0.14
      Net  realized and unrealized gain
        (loss) on investments                               (1.12)        (1.37)           0.69            1.38            0.68
        Total from investment operations                    (0.92)        (1.16)           0.94            1.56            0.82
   Less Distributions:
      Distributions from net investment income              (0.20)        (0.21)          (0.25)          (0.18)          (0.14)
      Distributions from capital gains                      (0.00)*          --           (0.08)          (0.01)             --
   Total distributions                                      (0.20)        (0.21)          (0.33)          (0.19)          (0.14)
Net increase (decrease) in net asset value                  (1.12)        (1.37)           0.61            1.37            0.68
Net Asset Value, End of Period                            $ 10.17       $ 11.29         $ 12.66         $ 12.05         $ 10.68

Total Return+                                               (8.27)%       (9.22)%          7.93%          14.72%           8.24%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $90,903       $92,054         $63,669         $31,263         $ 7,440
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor               2.05%         2.10%           2.03%           2.22%           4.15%(2)
   After reimbursement of expenses by Advisor                1.85%         1.85%           1.85%           1.85%           1.85%(2)
Ratios of net investment income (loss) to average net
   assets:
   After reimbursement of expenses by Advisor                1.81%         1.80%           2.08%           1.62%           1.78%(2)
Portfolio Turnover                                             48%           57%            187%            349%             60%

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on December 29, 1997.

*     Amount represents less than $(0.005) per share.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                 GROWTH AND INCOME FUND
                                                         --------------------------------------------------------------------------
                                                         Year Ended   Year Ended    Year Ended        Year Ended      Inception(a)
                                                         10/31/2002   10/31/2001    10/31/2000        10/31/1999      to 10/31/1998
CLASS A

Net Asset Value, Beginning of Period                     $ 11.14       $ 14.06      $  13.21           $ 10.88         $ 10.00
   Income from Investment Operations:
      Net investment income                                 0.10(b)       0.06          0.07(b)           0.09            0.07
      Net  realized and unrealized gain
        (loss) on investments                              (1.82)        (2.92)         0.84              2.33            0.89
        Total from investment operations                   (1.72)        (2.86)         0.91              2.42            0.96
   Less Distributions:
      Distributions from net investment income             (0.05)        (0.06)        (0.04)            (0.09)          (0.07)
      Distributions from capital gains                        --            --         (0.02)               --              --
      Distributions in excess of net investment income        --            --            --                --           (0.01)
        Total distributions                                (0.05)        (0.06)        (0.06)            (0.09)          (0.08)
Net increase (decrease) in net asset value                 (1.77)        (2.92)         0.85              2.33            0.88
Net Asset Value, End of Period                           $  9.37       $ 11.14      $  14.06           $ 13.21         $ 10.88

Total Return+                                             (15.51)%      (20.42)%        6.90%            22.33%           9.57%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                     $53,896       $55,966      $ 46,994           $25,646         $11,169
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor              1.30%         1.29%         1.07%             1.25%           2.41%(2)
   After reimbursement of expenses by Advisor               1.00%         1.00%         1.00%             1.00%           1.00%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor               0.91%         0.60%         0.54%             0.60%           0.81%(2)
Portfolio Turnover                                            18%           24%           14%               19%              5%

CLASS B

Net Asset Value, Beginning of Period                     $ 11.02       $ 13.96      $  13.18           $ 10.88         $ 10.00
   Income from Investment Operations:
      Net investment income (loss)                          0.02(b)      (0.02)        (0.03)(b)         (0.01)           0.01
      Net realized and unrealized gain
        (loss) on investments                              (1.79)        (2.92)         0.84              2.33            0.89
        Total from investment operations                   (1.77)        (2.94)         0.81              2.32            0.90
   Less Distributions:
      Distributions from net investment income             (0.01)           --         (0.01)               --           (0.01)
      Distributions from capital gains                        --            --         (0.02)            (0.02)             --
      Distributions in excess of net investment income        --            --            --                --           (0.01)
   Total distributions                                     (0.01)           --         (0.03)            (0.02)          (0.02)
Net increase (decrease) in net asset value                 (1.78)        (2.94)         0.78              2.30            0.88
Net Asset Value, End of Period                           $  9.24       $ 11.02      $  13.96           $ 13.18         $ 10.88

Total Return+                                             (16.09)%      (21.06)%        6.13%            21.32%           8.97%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                     $72,329       $97,081      $106,762           $55,856         $14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor              2.05%         2.04%         1.82%             2.00%           3.16%(2)
   After reimbursement of expenses by Advisor               1.75%         1.75%         1.75%             1.75%           1.75%(2)
Ratios of net investment income (loss) to average net
   assets:
   After reimbursement of expenses by Advisor               0.16%        (0.15)%       (0.21)%           (0.15)%          0.06%(2)
Portfolio Turnover                                            18%           24%           14%               19%              5%

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on December 29, 1997.

(b)   Calculated based on average shares outstanding.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                  CAPITAL APPRECIATION FUND
                                                         --------------------------------------------------------------------------
                                                         Year Ended       Year Ended    Year Ended      Year Ended      Inception(a)
                                                         10/31/2002       10/31/2001    10/31/2000      10/31/1999     to 10/31/1998
CLASS A

Net Asset Value, Beginning of Period                     $ 12.81          $ 16.44       $ 13.70          $ 11.04        $ 10.00
   Income from Investment Operations:
      Net investment income (loss)                         (0.02)(b)        (0.04)(b)     (0.03)(b)        (0.00)*         0.01
      Net  realized and unrealized gain
        (loss) on investments                              (3.11)           (3.59)         2.78             2.68           1.04
        Total from investment operations                   (3.13)           (3.63)         2.75             2.68           1.05
   Less Distributions:
      Distributions from net investment income                --               --            --               --             --
      Distributions from capital gains                     (0.05)              --         (0.01)           (0.02)            --
      Distributions in excess of net investment income        --               --            --               --          (0.01)
        Total distributions                                (0.05)              --         (0.01)           (0.02)         (0.01)
Net increase (decrease) in net asset value                 (3.18)           (3.63)         2.74             2.66           1.04
Net Asset Value, End of Period                           $  9.63          $ 12.81       $ 16.44          $ 13.70        $ 11.04

Total Return+                                             (24.54)%         (22.08)%       20.12%           24.29%         10.51%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                     $55,865          $59,801       $35,889          $13,262        $13,410
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor              1.58%            1.58%         1.37%            1.71%          3.28%(2)
   After reimbursement of expenses by Advisor               1.20%            1.20%         1.20%            1.20%          1.20%(2)
Ratios of net investment income (loss) to average net
   assets:
   After reimbursement of expenses by Advisor              (0.16)%          (0.30)%       (0.27)%          (0.05)%         0.11%(2)
Portfolio Turnover                                            25%              30%           18%              68%            10%(2)

CLASS B

Net Asset Value, Beginning of Period                     $ 12.48          $ 16.13       $ 13.54          $ 10.98        $ 10.00
   Income from Investment Operations:
      Net investment loss                                  (0.11)(b)        (0.15)(b)     (0.15)(b)        (0.12)         (0.02)
      Net realized and unrealized gain
        (loss) on investments                              (3.01)           (3.50)         2.75             2.68           1.01
        Total from investment operations                   (3.12)           (3.65)         2.60             2.56           0.99
   Less Distributions:
      Distributions from net investment income                --               --            --               --             --
      Distributions from capital gains                     (0.05)              --         (0.01)              --             --
      Distributions in excess of net investment income        --               --            --               --          (0.01)
   Total distributions                                     (0.05)              --         (0.01)              --          (0.01)
Net increase (decrease) in net asset value                 (3.17)           (3.65)         2.59             2.56           0.98
Net Asset Value, End of Period                           $  9.31          $ 12.48       $ 16.13          $ 13.54        $ 10.98

Total Return+                                             (25.12)%         (22.63)%       19.25%           23.32%          9.91%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                     $54,600          $72,667       $57,082          $23,563        $ 7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor              2.33%            2.33%         2.12%            2.46%          4.03%(2)
   After reimbursement of expenses by Advisor               1.95%            1.95%         1.95%            1.95%          1.95%(2)
Ratios of net investment loss to average net assets:
   After reimbursement of expenses by Advisor              (0.91)%          (1.05)%       (1.02)%          (1.03)%        (0.64)%(2)
Portfolio Turnover                                            25%              30%           18%              68%            10%

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on December 29, 1997.

(b)   Calculated based on average shares outstanding.

*     Amount represents less than $(0.005) per share.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                       MID-CAP FUND
                                                             ------------------------------
                                                             Year Ended       Inception(a)
                                                             10/31/2002       to 10/31/2001
CLASS A

Net Asset Value, Beginning Period                            $  9.48           $ 10.00
   Income from Investment Operations:
      Net investment income                                     0.02(b)           0.00(b)*
      Net realized and unrealized loss on investments          (0.85)            (0.52)
        Total from investment operations                       (0.83)            (0.52)
   Less Distributions:
      Distributions from net investment income                 (0.01)               --
      Distributions from capital gains                         (0.00)*              --
        Total distributions                                    (0.01)               --

Net decrease in net asset value                                (0.84)            (0.52)

Net Asset Value, End of Period                               $  8.64           $  9.48

Total Return+                                                  (8.79)%           (5.20)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                         $22,650           $15,345
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                  1.97%             2.29%(2)
   After reimbursement of expenses by Advisor                   1.40%             1.40%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                   0.18%             0.03%(2)
Portfolio Turnover                                                31%               30%

CLASS B

Net Asset Value, Beginning Period                            $  9.43           $ 10.00

   Income from Investment Operations:
      Net investment loss                                      (0.06)(b)         (0.05)(b)
      Net realized and unrealized loss on investments          (0.83)            (0.52)
        Total from investment loss operations                  (0.89)            (0.57)

   Less Distributions:
      Distributions from net investment income                    --                --
      Distributions from capital gains                         (0.00)*              --
        Total distributions                                    (0.00)               --

Net decrease in net asset value                                (0.89)            (0.57)

Net Asset Value, End of Period                               $  8.54           $  9.43

Total Return+                                                  (9.43)%           (5.70)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                         $11,765           $ 6,192
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                  2.72%             3.04%(2)
   After reimbursement of expenses by Advisor                   2.15%             2.15%(2)
Ratios of net investment loss to average net assets:
   After reimbursement of expenses by Advisor                  (0.57)%           (0.72)%(2)
Portfolio Turnover                                                31%               30%

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on February 28, 2001.

(b)   Calculated based on average shares outstanding.

*     Amount represents less than $0.005 per share.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                        MULTI-CAP GROWTH FUND+
                                                           ----------------------------------------------
                                                           Year Ended       Year Ended       Inception(a)
CLASS A                                                    10/31/2002       10/31/2001      to 10/31/2000
Net Asset Value, Beginning of Period                       $  4.27           $  7.87         $ 10.00

   Income from Investment Operations:
      Net investment loss                                    (0.02)(b)         (0.02)          (0.02)(b)

      Net realized and unrealized
        loss on investments                                  (0.76)            (3.58)          (2.11)

        Total from investment operations                     (0.78)            (3.60)          (2.13)

Net decrease in net asset value                              (0.78)            (3.60)          (2.13)

Net Assets Value, End of Period                            $  3.49           $  4.27         $  7.87

Total Return+                                               (18.27)%          (45.74)%        (21.30)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                       $ 7,915           $13,263         $20,731

Ratios of expenses to average net assets:

   Before reimbursement of expenses by Advisor                2.60%             2.36%           1.75%(2)

   After reimbursement of expenses by Advisor                 1.20%             1.20%           1.20%(2)

Ratios of net investment loss to average net assets:
   After reimbursement of expenses by Advisor                (0.55)%           (0.46)%         (0.42)%(2)
Portfolio Turnover                                             214%              230%            151%

CLASS B

Net Asset Value, Beginning of Period                       $  4.22           $  7.83         $ 10.00

   Income from Investment Operations:
      Net investment loss                                    (0.05)(b)         (0.07)          (0.06)(b)

      Net realized and unrealized loss
        on investments                                       (0.75)            (3.54)          (2.11)

        Total from investment operations                     (0.80)            (3.61)          (2.17)

Net decrease in net asset value                              (0.80)            (3.61)          (2.17)

Net Assets Value, End of Period                            $  3.42           $  4.22         $  7.83

Total Return+                                               (18.96)%          (46.10)%        (21.70)%(1)

Ratios/Supplemental Data:

Net Assets, End of Period (in 000's)                       $ 6,050           $ 6,902         $ 8,666

Ratios of expenses to average net assets:

   Before reimbursement of expenses by Advisor                3.35%             3.11%           2.50%(2)

   After reimbursement of expenses by Advisor                 1.95%             1.95%           1.95%(2)

Ratios of net investment loss to average net assets:
   After reimbursement of expenses by Advisor                (1.30)%           (1.21)%         (1.17)%(2)

Portfolio Turnover                                             214%              230%            151%

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on February 29, 2000.

(b)   Calculated based on average shares outstanding.

+ Effective May 1, 2002, the Board of Trustees approved changes to the name and subadvisor of the MEMBERS Emerging Growth Fund. The new name is the MEMBERS Multi-Cap Growth Fund. MEMBERS Capital Advisors entered into a subadvisor agreement with Wellington Management Company, LLP for the management of this Fund's investments.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                 INTERNATIONAL STOCK FUND
                                                        ----------------------------------------------------------------------------
                                                        Year Ended    Year Ended       Year Ended      Year Ended       Inception(a)
                                                        10/31/2002    10/31/2001       10/31/2000      10/31/1999      to 10/31/1998
CLASS A

Net Asset Value, Beginning of Period                    $  7.31        $  9.55         $ 11.45          $ 10.34         $ 10.00
   Income from Investment Operations:
      Net investment income                                0.07(b)        0.04            0.04(b)          0.14            0.08
      Net realized and unrealized gain
        (loss) on investments                             (0.38)         (2.21)          (0.98)            1.56            0.27
        Total from investment operations                  (0.31)         (2.17)          (0.94)            1.70            0.35
   Less Distributions:
      Distributions from net investment income               --          (0.07)          (0.14)           (0.14)          (0.01)
      Distributions from capital gains                       --             --           (0.82)           (0.45)             --
        Total distributions                                  --          (0.07)          (0.96)           (0.59)          (0.01)
Net increase (decrease) in net asset value                (0.31)         (2.24)          (1.90)            1.11            0.34
Net Asset Value, End of Period                          $  7.00        $  7.31         $  9.55          $ 11.45         $ 10.34

Total Return+                                             (4.24)%       (22.88)%         (9.29)%          17.00%           3.60%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $25,732        $25,829         $32,071          $33,214         $27,656
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor             2.29%          2.14%           2.06%            2.18%           2.76%(2)
   After reimbursement of expenses by Advisor              1.60%          1.60%           1.60%            1.60%           1.60%(2)
Ratios of net investment income (loss) to average net
   assets:
   After reimbursement of expenses by Advisor              0.69%          0.45%           0.43%            1.30%           1.15%(2)
Portfolio Turnover                                           47%            86%            117%              57%             60%

CLASS B

Net Asset Value, Beginning of Period                    $  7.25        $  9.48         $ 11.38          $ 10.28         $ 10.00
   Income from Investment Operations:
      Net investment income (loss)                         0.02(b)       (0.02)          (0.03)(b)         0.05            0.03
      Net realized and unrealized gain
        (loss) on investments                             (0.38)         (2.20)          (0.98)            1.56            0.26
        Total from investment operations                  (0.36)         (2.22)          (1.01)            1.61            0.29
   Less Distributions:
      Distributions from net investment income               --          (0.01)          (0.07)           (0.05)          (0.01)
      Distributions from capital gains                       --             --           (0.82)           (0.46)             --
   Total distributions                                       --          (0.01)          (0.89)           (0.51)          (0.01)
Net increase (decrease) in net asset value                (0.36)         (2.23)          (1.90)            1.10            0.28
Net Asset Value, End of Period                          $  6.89        $  7.25         $  9.48          $ 11.38         $ 10.28

Total Return+                                             (4.97)%       (23.48)%         (9.92)%          16.09%           2.90%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $ 4,591        $ 4,787         $ 5,497          $ 3,326         $ 1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor             3.04%          2.89%           2.81%            2.93%           3.51%(2)
   After reimbursement of expenses by Advisor              2.35%          2.35%           2.35%            2.35%           2.35%(2)
Ratios of net investment income (loss) to average net
   assets:
   After reimbursement of expenses by Advisor             (0.06)%        (0.30)%         (0.32)%           0.63%           0.40%(2)
Portfolio Turnover                                           47%            86%            117%              57%             60%

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on December 29, 1997.

(b)   Calculated based on average shares outstanding.

Notes to Financial Statements

1. ORGANIZATION

MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers nine Funds (individually, a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of benefical interest of the Trust without par value. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, High Income Fund, Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund and International Stock Fund.

Effective May 1, 2002, the Board of Trustees approved changes to the name and subadvisor of the Emerging Growth Fund. The new name is the Multi-Cap Growth Fund. MEMBERS Capital Advisors has entered into a Subadvisor agreement with Wellington Management Company, LLP for the management of the Fund's investments.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements:

Portfolio Valuation: Securities and other investments are valued as follows: (1) equity securities listed on any U.S. or foreign stock exchange or the over-the-counter market ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices, and equities traded on a foreign exchange will be valued at the bid price; (2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; (4) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; (5) over-the-counter options are valued based upon prices provided by market makers in such securities; (6) forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts or dealers in such currencies. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate; (7) short-term instruments having maturities of 60 days or less will be valued at amortized cost. All other securities for which either quotations are not readily available, no other sales have occurred, or do not, in MEMBERS Capital Advisors' opinion, reflect the current market value, are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets.

Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

      (2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income, Mid-Cap, Multi-Cap Growth and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: The High Income, Multi-Cap Growth and International Stock Funds may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the Fund's Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. When entering into forward currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Funds' net assets, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. The Funds realize a gain or a loss at the time the forward currency exchange contracts are closed out or are offset by a matching contract. Realized and unrealized gains and losses are included in the Statements of Operations. At the year ended October 31, 2002, only the High Income Fund had open forward currency exchange contracts, which are presented in the Fund's Portfolio of Investments.

The instruments involve market risk, credit risk, or both, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts: The Funds (other than Cash Reserves) may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds will engage in futures contracts or related options transactions only for bona fide hedging purposes. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. When a Fund enters into a futures contract, the Fund segregates in cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates in cash or liquid securities, of any type or maturity, an amount equal to the Fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. For the year ended October 31, 2002, only the Bond Fund entered into such transactions, the market values of which are identified in the Fund's Portfolio of Investments.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"). For its investment advisory services to the Funds, the Investment Advisor is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Balanced Fund; 0.55% for the Growth and Income Fund; 0.75% for the Capital Appreciation Fund; 0.95% for the Mid-Cap Fund, 0.75% for the Multi-Cap Growth Fund and 1.05% for the International Stock Fund. The Investment Advisor has entered into Subadvisor agreements for the management of the investments of the High Income Fund, the Mid-Cap Fund, the Multi-Cap Growth Fund, and the International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisors. The Subadvisors for these Funds are MFS Investment Management for the High Income Fund, Wellington Management Company LLP for a portion of the Mid-Cap Fund and the entire Multi-Cap Growth Fund, and Lazard Asset Management for the International Stock Fund.

The Investment Advisor contractually agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Advisor has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

      Fund                        Class A     Class B      Fund                           Class A     Class B
      ----                        -------     -------      ----                           -------     -------
      Cash Reserves Fund           0.55%       1.30%       Capital Appreciation Fund       1.20%       1.95%
      Bond Fund                    0.90%       1.65%       Mid-Cap Fund                    1.40%       2.15%
      High Income Fund             1.00%       1.75%       Multi-Cap Growth Fund           1.20%       1.95%
      Balanced Fund                1.10%       1.85%       International Stock Fund        1.60%       2.35%
      Growth and Income Fund       1.00%       1.75%

For the year ended October 31, 2002, the Investment Advisor reimbursed expenses of $114,473 for the Cash Reserves Fund, $234,662 for the Bond Fund, $174,043 for the High Income Fund, $348,289 for the Balanced Fund, $473,218 for the Growth and Income Fund, $533,959 for the Capital Appreciation Fund, $189,165 for the Mid-Cap Fund, $247,687 for the Multi-Cap Growth Fund and $223,636 for the International Stock Fund.

Any reimbursements or fee reductions made by the Investment Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its expense cap. Such payments must be made within three years, measured on a fiscal year basis, from when the reimbursement or fee reduction occurred. The amounts recoverable and their expiration dates are as follows:

                                             Recovery expiring         Recovery expiring         Recovery expiring
               Fund                          October 31, 2003          October 31, 2004          October 31, 2005
               ----                          -----------------         -----------------         -----------------
      Cash Reserves Fund                         $ 73,959                  $ 90,801                  $114,473
      Bond Fund                                    79,335                   140,301                   234,662
      High Income Fund                             72,153                   160,158                   174,043
      Balanced Fund                                84,684                   298,079                   348,289
      Growth and Income Fund                       70,368                   454,597                   473,218
      Capital Appreciation Fund                    64,827                   430,721                   533,959
      Mid-Cap Fund                                     --                    94,077                   189,165
      Multi-Cap Growth Fund                        92,898                   278,988                   247,687
      International Stock Fund                    122,233                   187,608                   223,636

Through October 31, 2002, none of the Funds have made repayments to the Investment Advisor under the agreement.

CUNA Brokerage Services, Inc. (CUNA Brokerage) serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to Trust's Class A and B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B share at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

During the year, the Funds had investment portfolio transactions executed through CUNA Brokerage. For the year ended October 31, 2002, the Balanced Fund and the Growth and Income Funds paid brokerage commissions to CUNA Brokerage of $180 and $45, respectively.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the period ended October 31, 2002, sales charges received by CUNA Brokerage were as follows:

                                           Amount Paid                                                   Amount Paid
                                   -------------------------                                       -----------------------
      Fund                          Class A          Class B       Fund                             Class A        Class B
      ----                         ---------        --------       ----                            --------       --------
      Cash Reserves Fund           $  209,341       $130,583       Capital Appreciation Fund       $683,809       $287,558
      Bond Fund                       769,885        190,050       Mid-Cap Fund                     300,428         41,207
      High Income Fund                112,205         66,183       Multi-Cap Growth Fund             95,910         28,844
      Balanced Fund                 1,007,690        451,275       International Stock Fund          47,515         13,065
      Growth and Income Fund          615,850        416,556

Certain officers and trustees of the Funds are also officers of the Investment Advisor. The Funds do not compensate their officers or affiliated trustees. The Trust pays each unaffiliated trustee $1,250 per Board of Trustees meeting attended.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to the Cash Reserves Fund and the Bond Fund, dividends from net investment income are declared daily and net realized gains from investment transactions, if any, are distributed to shareholders annually. The High Income Fund and Balanced Fund declare dividends from net investment income monthly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund and the International Stock Fund declare dividends from net investment income annually and net realized gains from investment transactions, if any, are distributed to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2002, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                             U.S. Government                    Other Investment
                                               Securities                          Securities
                                      -----------------------------       -----------------------------
      Fund                             Purchases           Sales           Purchases           Sales
      ----                            -----------       -----------       -----------       -----------
      Bond Fund                       $74,190,536       $30,011,497       $59,861,401       $45,024,008
      High Income Fund                         --                --        20,992,099        11,955,415
      Balanced Fund                    38,283,794        42,537,827        66,174,596        37,643,610
      Growth and Income Fund                   --                --        31,639,504        27,820,932
      Capital Appreciation Fund                --                --        53,747,305        33,565,687
      Mid-Cap Fund                             --                --        27,444,693         9,757,058
      Multi-Cap Growth Fund                    --                --        36,159,914        39,131,959
      International Stock Fund                 --                --        16,310,432        14,665,552

6. FOREIGN SECURITIES

Each Fund may invest in foreign securities, although only the High Income Fund, Multi-Cap Growth Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund, High Income Fund and Multi-Cap Growth Fund may invest 100%, 50% and 25%, respectively, of their assets in foreign securities. No Fund will concentrate its investments in a particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes on economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

7. SECURITIES LENDING

The Funds, excluding the Cash Reserves Fund, have entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to the value of the securities, which is determined on a daily basis. At October 31, 2002, cash collateral received for Funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. The value of collateral is included within the Statements of Assets and Liabilities as an asset with an offsetting liability.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations. The value of securities on loan at October 31, 2002 is as follows:

      Fund                     Value of Securities on Loan          Fund                              Value of Securities on Loan
      ----                     ---------------------------          ----                              ---------------------------
      Bond Fund                         $9,806,052                  Capital Appreciation Fund                  $6,104,950
      High Income Fund                   7,281,711                  Mid-Cap Fund                                6,318,307
      Balanced Fund                      5,714,149                  Multi-Cap Growth Fund                       1,820,443

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8. TAX INFORMATION

The tax character of distributions paid during the year ended October 31, 2002 was as follows:

                                              Ordinary Income          Long-Term Capital Gains
                                              ---------------          -----------------------
      Cash Reserves Fund                         $  308,806                  $     --
      Bond Fund                                   3,710,932                        --
      High Income Fund                            2,390,662                        --
      Balanced Fund                               3,623,511                    17,091
      Growth and Income Fund                        377,928                        --
      Capital Appreciation Fund                          --                   567,807
      Mid-Cap Fund                                   14,108                        --
      Multi-Cap Growth Fund                              --                        --
      International Stock Fund                           --                        --

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                              Ordinary Income          Long-Term Capital Gains
                                              ---------------          -----------------------
      Cash Reserves Fund                         $    1,890                  $     --

      Bond Fund                                      41,587                        --
      High Income Fund                              193,827                        --
      Balanced Fund                                  29,295                        --
      Growth and Income Fund                        336,079                        --
      Capital Appreciation Fund                          --                        --
      Mid-Cap Fund                                       --                        --
      Multi-Cap Growth Fund                              --                        --
      International Stock Fund                      212,780                        --

For federal income taxes purposes, the Funds listed below have capital loss carryovers as of October 31, 2002, which are available to offset future capital gains, if any:

                                  Carryover          Carryover            Carryover              Carryover              Carryover
Fund                           Expiring in 2006   Expiring in 2007     Expiring in 2008      Expiring in 2009       Expiring in 2010
----                           ----------------   ----------------     ----------------      ----------------       ----------------
Bond Fund                          $    --            $     --            $0,360,543            $        --            $ 0,230,858
High Income Fund                    66,186             328,128               237,390              2,053,681              2,445,850
Balanced Fund                           --                  --                    --                     --              5,493,333
Growth and Income Fund                  --                  --             1,214,946              2,865,513             11,738,982
Capital Appreciation Fund               --                  --                    --                     --             19,056,782
Mid-Cap Fund                            --                  --                    --                     --              1,801,181
Multi-Cap Growth Fund                   --                  --             6,443,167             10,391,144              5,728,147
International Stock Fund                --                  --             1,887,109              3,985,467              4,881,331

At October 31, 2002, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

      Fund                                Appreciation          Depreciation                 Net
      ----                                ------------          ------------            ------------
      Bond Fund                            $3,770,135            $   549,958            $  3,220,177
      High Income Fund                        666,983              4,487,638              (3,820,655)
      Balanced Fund                         5,198,882             27,073,795             (21,874,913)
      Growth and Income Fund                3,789,710             40,718,832             (36,929,122)
      Capital Appreciation Fund             4,457,779             40,305,271             (35,847,492)
      Mid-Cap Fund                          1,773,784              6,903,617              (5,129,833)
      Multi-Cap Growth Fund                   576,700              1,407,182                (830,482)
      International Stock Fund              2,755,216              5,705,334              (2,950,118)

The differences between cost amounts for book purposes and tax purposes are primarily due to deferred losses.

9. FINANCIAL INSTRUMENTS

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund, Multi-Cap Growth Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

10. CONCENTRATION OF RISK

The High Income Fund invests in securities offering high current income, which generally will include bonds in the lower rating categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At October 31, 2002, investments in the Funds by affiliates were as follows:

                                            CUNA Mutual            CUNAMutual               CUMIS             CUNA Brokerage
   Fund                      Class     Life Insurance Company   Insurance Society   Insurance Society, Inc.    Services Inc.
   ----                      -----     ----------------------   -----------------   -----------------------   --------------
Cash Reserves Fund             A            $ 1,835,743            $1,834,519            $        --            $       --
Bond Fund                      A              1,998,219             1,996,887                     --                    --
High Income Fund               A              5,043,284                    --                     --                    --
Balanced Fund                  A             10,110,348                    --              4,401,042             1,094,718
Growth and Income Fund         A              1,620,776             1,886,278              2,598,795                    --
Capital Appreciation Fund      A                     --             1,279,396              9,306,779                    --
Mid-Cap Fund                   A              8,645,453                    --                     --                    --
Mid-Cap Fund                   B                    854                    --                     --                    --

International Stock Fund       A              2,433,647             4,055,268             14,487,821                    --

Report of Independent Accountants

To the Board of Trustees and Shareholders of MEMBERS Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MEMBERS Mutual Funds (hereafter referred to as the "Funds") at October 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
December 10, 2002

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

(a)(1) Declaration of Trust incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on June 19, 1997 as exhibit 1.

(a)(2) Resolution amending Declaration of Trust dated February 17, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(b)      N/A

(c)      N/A

(d)(1) Investment Management Agreement with CIMCO Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(a).

(d)(2) Amendment No. 1 to Management Agreement with CIMCO Inc. effective February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(d)(3) Amendment No. 2 to Management Agreement with CIMCO Inc. (n/k/a MEMBERS Capital Advisors, Inc.) effective February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(d)(4) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(b).

(d)(5) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company for the Emerging Growth Fund effective February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

                  (i)      TERMINATION LETTER EFFECTIVE DECEMBER 9, 2002

(d)(6) Investment Sub-Advisory Agreement with IAI International Limited incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(c).

(d)(7) Letter agreement between MEMBERS Capital Advisors, Inc. and IAI International Limited dated October 30, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(d)(8) Investment Sub-Advisory Agreement with Lazard Asset Management incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(d).

(d)(9) Investment Sub-Advisory Agreement with Lazard Asset Management effective October 31, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(d)(10) INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN MEMBERS CAPITAL ADVISORS, INC. AND WELLINGTON MANAGEMENT COMPANY, LLP EFFECTIVE MAY 1, 2002.

(d)(11) Letter dated January 26, 2001 amending Investment Sub-Advisory Agreement between MEMBERS Capital Advisors, Inc. and Wellington Management Company, LLP incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(d)(12) Letter Agreement between MEMBERS Mutual Funds and MEMBERS Capital Advisors, Inc. effective March 14, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(d)(13) Letter Agreement between MEMBERS Mutual Funds and MEMBERS Capital Advisors, Inc. effective January 29, 2002, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(e) Distribution Agreement with CUNA Brokerage Services, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 6.

(f)      N/A

(g)(1) Custody Agreement with State Street Bank and Trust Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 8.

(g)(2) Agreement with State Street Bank and Trust Company to add the Emerging Growth Fund incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(g)(3) Amendment No. 2 to Custodian Agreement with State Street Bank and Trust Company effective February 15, 2001 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(g)(4) Amendment to Custody Agreement with State Street Bank and Trust Company effective March 14, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(h)(1) Administration Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(a).

(h)(2) Transfer Agency and Services Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(b).

(h)(3) Administration Agreement between MEMBERS Mutual Funds and State Street Bank and Trust Company effective October 30, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

         (i) AMENDMENT TO TRANSFER AGENCY AND SERVICES AGREEMENT EFFECTIVE JANUARY 1, 2003

(h)(4) Transfer Agency and Service Agreement between MEMBERS Mutual Funds and State Street Bank and Trust Company effective November 20, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(h)(5) Investment Accounting Agreement with State Street Bank and Trust Company effective October 28, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(i)(1) (i)(2) Opinion and Consent of Sutherland, Asbill & Brennan LLP, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(i)(2) Opinion and Consent of Sutherland, Asbill & Brennan LLP, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(j)      CONSENT OF PRICEWATERHOUSECOOPERS LLP

(k)      N/A

(l)(1) Subscription Agreement with CUNA Mutual Insurance Society incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(a).

(l)(2) Subscription Agreement with CUNA Mutual Life Insurance Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(b).

(l)(3) Subscription Agreement with CUMIS incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 10, 1999.

(l)(4) Subscription Agreement with CUMIS Insurance Society, Inc. dated February 17, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(l)(5) Subscription Agreement with CUNA Mutual Life Insurance Company dated February 19, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(m)(1) Service Plan for Class A Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(a).

(m)(2) Supplement No. 1 to Service Plan for Class A Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(3) Supplement No. 2 to Service Plan for Class A Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(m)(4) Distribution Plan for Class B Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(b).

(m)(5) Supplement No. 1 to Distribution Plan for Class B Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(6) Supplement No. 2 to Distribution Plan for Class B Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(m)(7) Service Plan for Class D Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.

(m)(8) Supplement No. 1 to Service Plan for Class D Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(9) Supplement No. 2 to Service Plan for Class D Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(n) Plan of Multiple Classes of Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.

(p)(1) Amended and Restated MEMBERS Mutual Funds Code of Ethics dated June 1, 2000, 1997, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(p)(2) Massachusetts Financial Services Company Code of Ethics dated September 1, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(p)(3) Lazard Asset Management Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(p)(4) CUNA Brokerage Services, Inc. Code of Ethics dated September 1, 1997 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

Other Exhibits

POWERS OF ATTORNEY

Item 24. Persons Controlled by or Under Common Control With Registrant

See the caption in Part A entitled "Portfolio Management" and Part B "Management of the Trust" for a description of related parties.

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                          CUNA Mutual Insurance Society
                  Organizational Chart As Of November 14, 2002

CUNA Mutual Insurance Society
Business:  Life, Health & Disability Insurance
May 20, 1953*
State of domicile:  Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.       CUNA Mutual Investment Corporation
         Business:  Holding Company
         October 15, 1972*
         State of domicile:  Wisconsin

         CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

                  a.       CUMIS Insurance Society, Inc.
                           Business: Corporate Property/Casualty Insurance May 23, 1960*
                           State of domicile: Wisconsin

                           CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

                                    (1)      Credit Union Mutual Insurance
                                             Society New Zealand Ltd.
                                             Business: Fidelity Bond Coverage
                                             November 1, 1990*
                                             Country of domicile: New Zealand
                                             Incorporated in New Zealand on
                                             November 25, 1977
                                             Purchased from New Zealand League
                                             on November 1, 1990

                  b.       CUNA Brokerage Services, Inc.
                           Business: Brokerage
                           July 19, 1985*
                           State of domicile: Wisconsin

                  c. CUNA Mutual General Agency of Texas, Inc. Business:Managing General Agent
                           August 14, 1991*
                           State of domicile: Texas

                  d.       MEMBERS Life Insurance Company
                           Business: Credit Disability/Life/Health

                           February 27, 1976*
                           State of domicile:  Wisconsin
                           Formerly CUMIS Life & CUDIS

                  e.       International Commons, Inc.
                           Business: Special Events
                           January 13, 1981*
                           State of domicile: Wisconsin

                  f.       CUNA Mutual Mortgage Corporation
                           Business: Mortgage Servicing
                           November 20, 1978* Incorporated
                           December 1, 1995 Wholly Owned
                           State of domicile: Wisconsin

                  g.       CUNA Mutual Insurance Agency, Inc.
                           Business: Leasing/Brokerage
                           March 1, 1974*
                           State of domicile: Wisconsin
                           Formerly CMCI Corporation

                           CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

                                    (1) CUNA Mutual Insurance Agency of Alabama,
                                        Inc.
                                             Business: Property & Casualty
                                             Agency
                                             May 27, 1993
                                             State of domicile: Alabama

                                    (2) CUNA Mutual Insurance Agency of New
                                        Mexico, Inc.
                                             Business: Brokerage of Corporate &
                                             Personal Lines
                                             June 10, 1993*
                                             State of domicile: New Mexico

                                    (3) CUNA Mutual Insurance Agency of Hawaii,
                                        Inc.
                                             Business: Property & Casualty
                                             Agency
                                             June 10, 1993*
                                             State of domicile: Hawaii

                                    (4) CUNA Mutual Casualty Insurance Agency of
                                        Mississippi, Inc.
                                             Business: Property & Casualty
                                             Agency
                                             June 24, 1993*
                                             State of domicile: Mississippi

                                    (5) CUNA Mutual Insurance Agency of
                                        Kentucky, Inc.
                                             Business: Brokerage of Corporate &
                                             Personal Lines

                                             October 5, 1994*
                                             State of domicile: Kentucky

                                    (6) CUNA Mutual Insurance Agency of
                                        Massachusetts, Inc.
                                             Business: Brokerage of Corporate &
                                             Personal Lines
                                             January 27, 1995*
                                             State of domicile: Massachusetts

                  h.       Stewart Associates Incorporated
                           Business: Insurance Agency for Credit Insurance, Collateral Protection,
                           Mechanical Breakdown
                           March 6, 1998
                           State of domicile: Wisconsin

                  i.       CMG Mortgage Assurance Company
                           Formerly Investors Equity Insurance Company, Inc.
                           Business: Private Mortgage Insurance
                           50% ownership by CUNA Mutual Investment Corporation 50% ownership by PMI Mortgage Insurance Company Incorporated in California on March 3, 1969
                           Acquired by CUNA Mutual Investment Corporation April 14, 1994
                           State of domicile: Wisconsin

                  j.       CUNA Mutual Business Services, Inc.
                           Business: Financial Services
                           Incorporated April 22, 1974
                           Wholly owned March 6, 2000
                           State of domicile: Wisconsin

                  k.       Lending Call Center Services, LLC
                           Business: Provides Lending Call Center Services & Lending Solutions to Credit Unions
                           Incorporated June 24, 2002
                           Owned by a sole Class A Owner - APPRO Systems, Inc. Owned by a sole Class B Owner - CUNA Mutual Investment Corporation

2.       C.U.I.B.S. Pty. Ltd.
         Business:  Brokerage
         February 18, 1981*
         Country of domicile:  Australia

3.       CUNA Caribbean Insurance Society Limited
         Business:  Life and Health
         July 4, 1985*
         Country of domicile:  Trinidad and Tobago

         CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

                  a.       CUNA Caribbean Insurance Services Limited
                           Business: Consultants, Advisors and Managers for Insurance & Pension Plans
                           Incorporated November 26, 1991
                           Country of domicile: Trinidad and Tobago

4.       CUNA Mutual Australia Holding Co. Pty. Ltd.
         Business:  Holding Company
         September 17, 1999*
         Country of domicile:  Australia

         CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:

                  a.       CUNA Mutual Life Australia, Ltd.
                           Business: Life Insurance
                           October 15, 1999
                           Country of domicile: Australia

5.       CUNA Mutual Group, Limited
         Business:  Brokerage
         May 27, 1998
         Country of domicile:  U.K.

* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.       C.U. Family Insurance Services, Inc./Colorado
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Colleague Services Corporation
         September 1, 1981

2.       C.U. Insurance Services, Inc./Oregon
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Oregon Credit Union League
         December 27, 1989

3.       The CUMIS Group Limited
         63.3% ownership by CUNA Mutual Insurance Society
         December 31, 1991

         The CUMIS Group Limited is the 100% owner of the following companies:

                  a.       CUMIS Life Insurance Company
                           Business: Creditor Group, Individual Life and Disability Insurance
                           January 1, 1977
                           Country of domicile: Canada

                  b.       CUMIS General Insurance Company
                           Business: Property & Casualty Insurance
                           July 1, 1980
                           Country of domicile: Canada

                  c.       MemberCARE Financial Services Limited
                           Business: Serve as a partner with CUMIS Life for the deliver of the MemberCARE Financial Services Program August 1, 1993
                           Country of domicile: Canada

                  d.       MemberCARE Financial Services Partnership
                           Originally formed on January 1, 1994 as a partnership between Co- operators Life Insurance Company and CUMIS Life Insurance Company. January 1, 1997 - CUMIS Life purchased 49.5% of Co-operator's interest in the partnership (bringing their total to 99.5%) and MemberCARE Financial Services Limited purchased 0.5%. Country of domicile: Canada

                  e.       Canadian Northern Shield Insurance Company
                           Business: Property & Casualty Insurance
                           February 1, 1985
                           Country of domicile: British Columbia, Canada

                  f.       CUMIS Services Limited
                           Business: Acquisitions and Insurance Agency
                           Management Services
                           June 1, 2000
                           Country of domicile: Canada

                  g.       WESTCU Insurance Services Limited
                           Business: Insurance Agency Management
                           June 21, 2000
                           Country of domicile: Westminster, Canada

4. MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.) 50% ownership by CUNA Mutual Investment Corporation 50% ownership by CUNA Mutual Life Insurance Company January 1, 1992

5.       CUNA Mutual Insurance Agency of Ohio, Inc.

         1% of value owned by Boris Natyshak (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee.
         99% of value owned by CUNA Mutual Insurance Agency, Inc. DUE to Ohio regulations, CUNA Mutual Insurance Agency, Inc. Holds no voting stock in this corporation. June 14, 1993

6.       CMG Mortgage Insurance Company (formerly Investors Mortgage Insurance
         Company)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Mortgage Insurance Company
         April 14, 1994

7.       Cooperators Life Assurance Society Limited (Jamaica)
         CUNA Mutual Insurance Society owns 122,500 shares
         Jamaica Co-op Credit Union League owns 127,500 shares
         May 10, 1990

8.       CU Interchange Group, Inc.
         Owned by CUNA Strategic Services, Inc. and various state league organizations
         December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock

9.       CMG Mortgage Reinsurance Company
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Insurance Company
         July 26, 1999

10.      Credit Union Service Corporation
         Atlanta, Georgia
         Owned by Credit Union National Association, Inc. and 18 state league organizations
         March 26, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

11. CUNA Mutual Australia Limited (formerly finsure. australia limited) 100% ownership by CUNA Mutual Australia Holding Company Pty. Limited October 15, 1999

         CUNA Mutual Australia Limited is the 100% owner of the following companies:

                  a. CUNA Mutual Insurance Brokers Pty Limited (formerly NCUIS Insurance Brokers Pty Limited)
                           Business: Provides Insurance Brokerage Capability

                  b. CUNA Mutual Underwriting (Agencies) Pty Limited (formerly NCUIS Underwriting (Agencies) Pty Limited), which itself is a wholly-owned subsidiary of CUNA Mutual Insurance Brokers Pty Limited Business:
                           Provides Insurance Brokerage Capability

                  c. CUNA Mutual Technology Services Australia Pty Limited (formerly Direct Insurance Network International Pty Limited)
                           Business: Provides Technology Solutions in Support of Our Insurance Operations

12.      CUNA Strategic Services, Inc.
         CUNA Mutual Insurance Society owns 200.71
         shares December 31, 1999

Partnerships

1.       CM CUSO Limited Partnership, a Washington Partnership
         CUMIS Insurance Society, Inc. - General Partner
         Credit Unions in Washington - Limited Partners
         June 14, 1993

1.       "Sofia LTD." (Ukraine)
         99.96% ownership by CUNA Mutual Insurance Society
         .04% ownership by CUMIS Insurance Society, Inc.
         March 6, 1996

2.       'FORTRESS' (Ukraine)
         80% ownership by "Sofia LTD."
         19% ownership by The Ukrainian National Association of Savings and Credit Unions 1% ownership by Service Center by UNASCU
         September 25, 1996

3.       MEMBERS Development Company LLC
         49% ownership by CUNA Mutual Investment Corporation
         51% ownership by Credit Unions & CUSOs
         September 24, 1999

4.       The Center for Credit Union Innovation LLC
         33.3% ownership by CUNA Mutual Insurance Society
         33.3% ownership by CUNA & Affiliates
         33.3% ownership by American Association of Credit Union Leagues January 5, 2000

5.       HRValue Group LLC
         49% ownership by CUNA Mutual Investment Corporation
         51% ownership by Leagues & League Service Organizations
         December 1, 2000

Affiliated (Nonstock)

1.       CUNA Mutual Group Foundation, Inc.

         July 5, 1967

2.       CUNA Mutual Life Insurance Company
         July 1, 1990

                       CUNA Mutual Life Insurance Company
                  Organizational Chart As Of November 14, 2002

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End:  December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.       MEMBERS Capital Advisors, Inc.
         An Iowa Business Act Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         50% ownership by CUNA Mutual Investment Corporation
         July 16, 1982

         MEMBERS Capital Advisors, Inc. is the investment adviser of:
         Ultra Series Fund
         MEMBERS Mutual Funds

2.       Plan America Program, Inc.
         A Maine Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         March 9, 1995

3.       CMIA Wisconsin, Inc.
         A Wisconsin Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         May 29, 1998

4.       League Insurance Agency, Inc.
         (Wholly owned by CMIA Wisconsin, Inc.)
         Business:  Insurance Agency
         Incorporated on August 16, 1973
         Acquired on August 31, 2000
         State of domicile:  Connecticut

         League Insurance Agency is the 100% owner of the following subsidiary:

                  a.       Member Protection Insurance Plans
                           Business:  Insurance Agency
                           Incorporated on August 21, 1991
                           Acquired on August 31, 2000
                           State of domicile:  Connecticut

Item 25. Indemnification

         As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated May 16, 1997 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

         The Investment Adviser for the MEMBERS Mutual Fund is MEMBERS Capital Advisors, Inc. See the caption in Part A entitled "Portfolio Management" for a more complete description.

         The officers and directors of the Investment Adviser are as follows:

NAME/ADDRESS                    POSITION HELD

Michael S. Daubs                MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.          President
Madison, WI 53705               1982-Present

                                Director
                                1995-Present

                                CUNA Mutual Insurance Society
                                Chief Officer - Investments
                                1990-Present

                                CUNA Mutual Life Insurance Company
                                Chief Officer - Investments
                                1973-Present

Lawrence R. Halverson           MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.          Senior Vice President, Equities
Madison, WI 53705               1996-Present

                                Vice President
                                1988-1996

                                Secretary
                                1992-1999

                                CUNA Brokerage Services, Inc.
                                President
                                1996-1998

                                Director
                                1996-2002

Joyce A. Harris                 MEMBERS Capital Advisors, Inc.
PO Box 7130                     Director and Chair
Madison, WI  53707              1992 - Present

                                Heartland Credit Union
                                Retired, President and Chief Executive Officer 1978- 2002

James C. Hickman                MEMBERS Capital Advisors, Inc.
975 University Avenue           Director
Madison, WI 53706               1992 - Present

                                University of Wisconsin
                                Professor
                                1972 - Present

Mary E. Hoffmann                MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.          Treasurer
Madison, WI 53705               2000 - Present

                                Assistant Vice President - Finance & Operations 2001 - Present

Michael B. Kitchen              MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.          Director
Madison, WI 53705               1995 - Present

                                CUNA Mutual Insurance Society
                                President and Chief Executive Officer
                                1995 - Present

                                CUNA Mutual Life Insurance Company
                                President and Chief Executive Officer
                                1995 - Present

Tracy K. Lien                   MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.          Assistant Secretary
Madison, WI 53705               1999 - Present

Thomas J. Merfeld               MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.          Senior Vice President - Quantitative Strategies
Madison, WI 53705               2000 - Present

                                Secretary
                                1999 - Present

                                Vice President
                                1994 - 2000

George A. Nelson                MEMBERS Capital Advisors, Inc.
PO Box 44965                    Director and Vice Chair
Madison, WI 53744               1992 - Present

                                Evening Telegram Co. - WISC-TV
                                Executive Vice President
                                1982 - Present

Jeffrey B. Pantages             MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.          Senior Vice President - Fixed Income
Madison, WI 53705               1998-Present

Mark T. Warshauer               MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.          Senior Vice President - Sales, Marketing &
Madison, WI 53705               Client Services 2000 - Present

Item 27.  Distributor

a. CUNA Brokerage Services, Inc., a registered broker-dealer, is the principal Distributor of the shares of the MEMBERS Mutual Funds. CUNA Brokerage Services, Inc. does not act as principal underwriter, depositor or investment adviser for any investment company other than the Registrant, the Ultra Series Fund, CUNA Mutual Life Variable Account, and CUNA Mutual Life Variable Annuity Account.

b. The officers and directors of CUNA Brokerage Services, Inc. are as follows:

         (b)      Officers and Directors of CUNA Brokerage.

Name and Principal                  Positions and Offices              Positions and Offices
Business Address                    With the Underwriter               With Registrant
----------------                    --------------------               -----------------
Bradley A. Buss**                   Assistant Vice President           Assistant Vice President - Broker
                                                                       Dealer Operations

Laurie M. Carlson*                  Assistant Secretary                Law Specialist I

Timothy L. Carlson**                Assistant Treasurer                None

David S. Emery*                     Vice President                     Division Vice President Credit
9500 Cleveland Ave. #210                                               Union Services
Rancho Cucamonga, CA 91730

James E. Gowan*                     Director                           Vice President Relationship
                                                                       Management Sales

Timothy S. Halevan**                Compliance Officer                 Assistant Vice President - Chief
                                                                       Compliance Officer

Lawrence R. Halverson*              Director                           None

John W. Henry*                      Director & Vice President          Vice President

Michael G. Joneson*                 Secretary & Treasurer              Forecasting & Planning Vice President,
                                                                       Finance

Tracy K. Lien*                      Assistant Secretary                Recording Secretary/Technical Writer

Marcia L. Martin**                  Director & President               Assistant Vice President
                                                                       Broker/Dealer Ops

Geoffrey M. McCloskey*              Assistant Treasurer                Vice President  - Shared Services

Daniel E. Meylink, Sr.*             Director                           Chief Officer - Members Services

Faye A. Patzner*                    Vice President - General           Senior Vice President and General
Counsel                             Counsel

Patricia A. Price**                 Assistant Vice President           Assistant Vice President - Broker
                                                                       Dealer Relationships

Lynn S. Sabo**                      Assistant Vice President           Assistant Vice President - Broker
                                                                       Dealer Operations

Deborah A. Withey*                  Assistant Vice President           Assistant Vice President - Advisory
                                                                       Services

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

c. There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by:

         a.       MEMBERS Capital Advisors, Inc.
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         b.       CUNA Mutual Insurance Society
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         c.       Boston Financial Data Services
                  66 Brooks Drive
                  Braintree, MA 02184

         d.       State Street Bank & Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the day of February 10th, 2003.

                                       MEMBERS Mutual Funds

                                 By:   /s/Lawrence R. Halverson
                                       -------------------------------
                                       Lawrence R. Halverson
                                       Trustee, President and Principal
                                       Executive Officer

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the dates indicated.

SIGNATURES AND TITLE                           DATE

/s/Holly S. Baggot                             2/10/2003
-------------------------------------------
Holly S. Baggot, Secretary

/s/ Gwendolyn M. Boeke*                        July 24, 2002
-------------------------------------------
Gwendolyn M. Boeke, Trustee

/s/Michael S. Daubs                            2/10/2003
-------------------------------------------
Michael S. Daubs, Trustee and Chairman

/s/ Alfred L. Disrud*                          July 24, 2002
-------------------------------------------
Alfred L. Disrud, Trustee

/s/Lawrence R. Halverson                       2/10/2003
-------------------------------------------
Lawrence R. Halverson, Trustee, President
and Principal Executive Officer

/s/Mary E. Hoffmann                            2/10/2003
-------------------------------------------
Mary E. Hoffmann, Treasurer

/s/Dan P. Owens                                2/10/2003
-------------------------------------------
Dan P. Owens, Assistant Treasurer

/s/Margaret Gallardo-Cortez                    2/10/2003
-------------------------------------------
Margaret Gallardo-Cortez, Attorney-in-Fact

/s/ Thomas C. Watt*                            July 24, 2002
-------------------------------------------
Thomas C. Watt, Trustee

*Pursuant to Powers of Attorney

                          EXHIBIT - POWERS OF ATTORNEY

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 24th day of July, 2002.

                                            /s/ Gwendolyn M. Boeke
                                            Gwendolyn M. Boeke

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 24th day of July, 2002.

                                            /s/ Alfred L. Disrud
                                            Alfred L. Disrud

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 24th day of July, 2002.

                                            /s/ Thomas C. Watt
                                            Thomas C. Watt

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 24th day of July, 2002.

                                            /s/ Michael S. Daubs
                                            Michael S. Daubs

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 24th day of July, 2002.

                                            /s/ Lawrence R. Halverson
                                            Lawrence R. Halverson

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------
(d)(5)(i)         TERMINATION LETTER WITH MASSACHUSETTS FINANCIAL SERVICES EFFECTIVE
                  DECEMBER 9, 2002

(d)(10)           WELLINGTON INVESTMENT SUB-ADVISORY AGREEMENT AS OF MAY 1, 2002

(h)(3) (i)        AMENDMENT TO TRANSFER AGENCY AND SERVICES AGREEMENT EFFECTIVE JANUARY 1,
                  2003

(j)               CONSENT OF PRICEWATERHOUSECOOPERS LLP.

Powers of Attorney